       As filed with the Securities and Exchange Commission on February 28, 2000
                                                 Securities Act File No. 33-4806
                                        Investment Company Act File No. 811-4636

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                             /X/
                           PRE-EFFECTIVE AMENDMENT NO.

                         POST-EFFECTIVE AMENDMENT NO. 44
                                       and                                   /X/
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                             /X/
                                Amendment No. 45
                                                                             /X/

                                 The Galaxy Fund
               (Exact Name of Registrant as Specified in Charter)
                               4400 Computer Drive
                      Westborough, Massachusetts 01581-5108
                    (Address of Principal Executive Officers)
                         Registrant's Telephone Number:
                                 (877) 289-4252

                             W. Bruce McConnel, III
                           DRINKER BIDDLE & REATH LLP
                                One Logan Square
                             18th and Cherry Streets
                        Philadelphia, Pennsylvania 19103
                     (Name and Address of Agent for Service)

                                    Copy to:
                          Jylanne Dunne, Vice President
                                    PFPC Inc.
                               4400 Computer Drive
                      Westborough, Massachusetts 01581-5108

It is proposed that this filing will become effective (check appropriate box):

         [ ] immediately upon filing pursuant to paragraph (b)
         [X] on February 28, 2000 pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(i)
         [ ] on (date) pursuant to paragraph (a)(i)
         [ ] 75 days after filing pursuant to paragraph (a)(ii)
         [ ] on (date) pursuant to paragraph (a)(ii) of Rule 485.


If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                  Title of Securities Being Registered: Shares of Beneficial Interest.

[Front cover page]
The Galaxy Fund






Prospectus

February 28, 2000

Galaxy Money Market Fund
Galaxy U.S. Treasury Fund
Galaxy Tax-Exempt Fund
Galaxy Short-Term Bond Fund
Galaxy Intermediate Government Income Fund
Galaxy High Quality Bond Fund
Galaxy Rhode Island Municipal Bond Fund
Galaxy Asset Allocation Fund
Galaxy Growth and Income Fund

Galaxy International Equity Fund


BKB Shares









As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents
 1       Risk/return summary
 1       Introduction
 3       Galaxy Money Market Fund
 7       Galaxy U.S. Treasury Fund
10       Galaxy Tax-Exempt Fund
14       Galaxy Short-Term Bond Fund
20       Galaxy Intermediate Government Income Fund
26       Galaxy High Quality Bond Fund
31       Galaxy Rhode Island Municipal Bond Fund
36       Galaxy Asset Allocation Fund
42       Galaxy Growth and Income Fund
47       Galaxy International Equity Fund
52       Additional information about risk
54       Fund management
55       How to invest in the Funds
55       How sales charges work
59       Buying, selling and exchanging BKB Shares
60          How to buy BKB Shares
61          How to sell BKB Shares
62          Exchange privilege
63          Other transaction policies
64       Dividends, distributions and taxes
67       Galaxy investor programs
69       How to reach Galaxy
70       Financial highlights

RISK/RETURN SUMMARY

INTRODUCTION

This prospectus describes the BKB Shares of the Galaxy Money Market Fund, Galaxy U.S. Treasury Fund, Galaxy Tax-Exempt Fund, Galaxy Short-Term Bond Fund, Galaxy Intermediate Government Income Fund, Galaxy High Quality Bond Fund, Galaxy Rhode Island Municipal Bond Fund, Galaxy Asset Allocation Fund, Galaxy Growth and Income Fund and Galaxy International Equity Fund. BKB Shares are offered through this prospectus without a sales charge (sometimes called a front-end load) only to those shareholders of the Boston 1784 Funds who are not eligible to receive Trust Shares of their corresponding Galaxy Funds at the time the Boston 1784 Funds are reorganized into Galaxy. BKB Shares of each Fund will convert into Retail A Shares of the same Fund on the first anniversary of the closing of the reorganization of the Boston 1784 Funds into Galaxy, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, some information is provided in this prospectus for Retail A Shares of the Funds. Retail A Shares of the Funds are offered through separate prospectuses available from Galaxy by calling the phone number on the back cover of this prospectus. Prior to the date of this prospectus, the Funds had not offered BKB Shares.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

-    the main risks associated with an investment in the Fund

- the past performance of the Fund measured on both a year-by-year and long-term basis

-    the fees and expenses that you will pay as an investor in the Fund.


THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the Adviser, is the investment adviser for all of these Funds. The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 75 State Street, Boston, Massachusetts 02109. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 1999, the Adviser managed over $68 billion in assets.


AN INVESTMENT IN THE FUNDS ISN'T A FLEET BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE GALAXY MONEY MARKET FUND, GALAXY U.S. TREASURY FUND AND GALAXY TAX-EXEMPT FUND SEEK TO PRESERVE

THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT'S POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS. YOU COULD ALSO LOSE MONEY BY INVESTING IN ANY OF THE OTHER FUNDS.

Galaxy Money Market Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of money market instruments, including commercial paper, notes and bonds issued by U.S. corporations, obligations issued by the U.S. Government and its agencies and instrumentalities, and obligations issued by U.S. and foreign banks, such as certificates of deposit. The Fund also invests in repurchase agreements backed by U.S. Government obligations.

The Fund will only buy a security if it has the highest short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.


[Sidenote:]
MATURITY
The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as a fund.


[Sidenote:]
MONEY MARKET INSTRUMENTS

Money market instruments are short-term debt obligations issued by banks, corporations, the U.S. Government and state and local governments. Money market instruments purchased by the Galaxy money market funds must meet strict requirements as to investment quality, maturity and diversification. The Galaxy money market funds do not invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by a particular Galaxy money market fund must be 90 days or less. Each Galaxy money market fund tries to maintain its share price at $1.00 to protect your investment from loss.

[Sidenote:]
REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which a fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the fund on a certain date and at a certain price.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund had not offered BKB Shares to investors. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and BKB Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.


[Sidenote:]
Best quarter:.....             1.96% for the quarter ending June 30, 1990
Worst quarter:....             0.65% for the quarter ending September 30, 1993


[bar chart goes here]

1990          1991        1992       1993        1994        1995        1996       1997        1998        1999
8.01%         6.13%       3.54%      2.73%       3.68%       5.29%       4.73%      4.99%       4.96%       4.63%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund's Retail A Shares for the periods ended December 31, 1999.

                    1 year                 5 years                 10 years                Since inception
Retail A Shares      4.63%                  4.92%                   4.86%                  5.50% (11/17/86)


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).


EXPENSES OF THE FUND

There are no sales charges when you buy or sell BKB Shares or Retail A Shares of the Fund. The following table shows the expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on the first anniversary of the closing of the reorganization of the Boston 1784 Funds into Galaxy, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the expenses you may pay when you buy and hold Retail A Shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)*


                                                   Distribution and                             Total Fund operating
                             Management fees     service (12b-1) fees       Other expenses            expenses
BKB Shares                       0.40%(1)                  None                   0.27%                  0.67%(2)
Retail A Shares                  0.40%(1)                  None                   0.27%                  0.67%(3)


* The expenses in the table show the expenses for BKB Shares and Retail A Shares following the reorganization.


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.36%. This fee waiver may be revised or discontinued at any time.
(2) The Adviser and/or its affiliates have agreed to waive fees and reimburse expenses in such amounts as are necessary to limit the Total Fund operating expenses for BKB Shares of the Fund for the first year after the reorganization to 0.63%.
(3) Total Fund operating expenses for Retail A Shares after the waiver of Management fees by the Adviser are expected to be 0.63%.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your BKB Shares convert into Retail A Shares after one year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                               1 year               3 years              5 years              10 years
BKB Shares                      $68                   N/A                  N/A                   N/A
Retail A Shares                 $68                  $214                  $373                 $835

Galaxy U.S. Treasury Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income with liquidity and stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in securities issued or guaranteed by the U.S. Treasury and certain U.S. Government agencies and instrumentalities that provide income that is generally not subject to state income tax. Under normal circumstances, the Fund invests at least 65% of its total assets in money market instruments issued by the U.S. Treasury, including bills, notes and bonds.


[Sidenote:]
U.S. TREASURY OBLIGATIONS
U.S. Treasury obligations are among the safest of all investments because they are backed by the "full faith and credit" of the U.S. Government.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although U.S. Government securities, particularly U.S. Treasury securities, have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund had not offered BKB Shares to investors. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and BKB Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.


[Sidenote:]

Best quarter:                       1.28% for the quarter ending June 30, 1995
Worst quarter:                      0.65% for the quarter ending June 30, 1993


[bar chart goes here]

1992             1993           1994          1995           1996          1997           1998           1999
3.39%            2.74%          3.58%         5.05%          4.59%         4.70%          4.63%          4.20%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund's Retail A Shares for the periods ended December 31, 1999.


                    1 year                 5 years              Since inception
Retail A Shares     4.20%                   4.63%               4.27% (1/22/91)


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).


EXPENSES OF THE FUND

There are no sales charges when you buy or sell BKB Shares or Retail A Shares of the Fund. The following table shows the expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on the first anniversary of the closing of the reorganization of the Boston
1784 Funds into Galaxy, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the expenses you may pay when you buy and hold Retail A Shares of the Fund.


Annual Fund operating expenses (expenses deducted from the Fund's assets)*


                                                    Distribution                              Total Fund operating
                            Management fees         (12b-1) fees          Other expenses            expenses
BKB Shares                       0.38%                  None                   0.25%                  0.63%(1)
Retail A Shares                  0.38%                  None                   0.25%                  0.63%


* The expenses in the table show the expenses for BKB Shares and Retail A Shares following the reorganization.


(1) The Adviser and/or its affiliates have agreed to waive fees and reimburse expenses in such amounts as are necessary to limit the Total Fund operating expenses for BKB Shares of the Fund for the first year after the reorganization to 0.63%.




EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your BKB Shares convert into Retail A Shares after one year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                               1 year               3 years              5 years              10 years
BKB Shares                      $64                   N/A                  N/A                   N/A
Retail A Shares                 $64                  $202                  $351                 $786

Galaxy Tax-Exempt Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.


[Sidenote:]
MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are issued to finance projects for private companies. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

[Sidenote:]
TYPES OF MUNICIPAL SECURITIES
GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE OBLIGATION SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.


[Sidenote:]
DEBT OBLIGATIONS
When a fund buys a debt obligation such as a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond MATURES when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund had not offered BKB Shares to investors. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and BKB Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.

[Sidenote:]
AVERAGE WEIGHTED MATURITY
Average weighted maturity gives you the average time until all debt obligations in a fund come due or MATURE. It is calculated by averaging the time to maturity of all debt obligations held by a fund with each maturity "weighted" according to the percentage of assets it represents.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.


[Sidenote:]

Best quarter:                 1.41% for the quarter ending December 31, 1990
Worst quarter:                0.45% for the quarter ending September 30, 1993


[bar chart goes here]

    1990         1991       1992        1993        1994        1995       1996        1997        1998       1999
   5.52%        4.18%       2.46%      2.01%       2.27%       3.19%       2.78%      2.99%       2.81%       2.59%


AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund's Retail A Shares for the periods ended December 31, 1999.

                    1 year             5 years             10 years              Since inception
Retail A Shares     2.59%               2.87%                3.07%               3.43% (6/23/88)


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose a taxable fund pays a return of 10%. If you're in the 36% federal income tax bracket, the fund's return after taxes is 6.4%. When a tax-exempt fund pays a return of 10%, you don't pay tax. So if you're in the 36% tax bracket, that's the equivalent of earning about 15.6% on a taxable fund. If you're in a low tax bracket, however, it may not be helpful to invest in a tax-exempt fund if you can achieve a higher after-tax return from a taxable investment.

EXPENSES OF THE FUND

There are no sales charges when you buy or sell BKB Shares or Retail A Shares of the Fund. The following table shows the expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on the first anniversary of the closing of the reorganization of the Boston 1784 Funds into

Galaxy, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the expenses you may pay when you buy and hold Retail A Shares of the Fund.



Annual Fund operating expenses (expenses deducted from the Fund's assets)*


                                                     Distribution                               Total Fund operating
                           Management fees           (12b-1) fees          Other expenses             expenses
BKB Shares                      0.40%(1)                 None                   0.22%(1)               0.62%(2)
Retail A Shares                 0.40%(1)                 None                   0.22%                  0.62%(3)


* The expenses in the table show the expenses for BKB Shares and Retail A Shares following the reorganization.


The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.37%.


(1) Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (that are included in Other expenses) with respect to BKB Shares so that Other expenses for BKB Shares are expected to be 0.15%. These fee waivers may be revised or discontinued at any time.
(2) The Adviser and/or its affiliates have agreed to waive fees and reimburse expenses in such amounts as are necessary to limit the Total Fund operating expenses for BKB Shares of the Fund for the first year after the reorganization to 0.52%.
(3) Total Funds operating expenses for Retail A Shares are the waivers of Management fees by the Advisers are expected to be 0.59%.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown o you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

- your investment has a 5% return each year o your BKB Shares convert into Retail A Shares after one year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                               1 year               3 years              5 years              10 years
BKB Shares                      $63                   N/A                  N/A                   N/A
Retail A Shares                 $63                  $199                  $346                 $774

Galaxy Short-Term Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of current income consistent with preservation of capital.


[Sidenote:]
PRESERVATION OF CAPITAL
Preservation of capital means protecting the amount of money you invest in a fund. If a fund seeks to preserve capital, it will try to maintain a relatively stable share price so your investment is protected.

[Sidenote:]
DEBT OBLIGATIONS
When a fund buys a debt obligation such as a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond MATURES when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in debt obligations of U.S. and foreign corporations, including bonds and notes, and in debt obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or by foreign governments or their political subdivisions and instrumentalities. It also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and the obligations of U.S. and foreign banks. The Fund normally invests at least 65% of its total assets in bonds and debentures.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest payments on bonds of various maturities and determines the appropriate allocation of the Fund's assets among various market sectors.

Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will be less than three years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

[Sidenote:]
DURATION
Duration is an approximate measure of the price sensitivity of a fund to changes in interest rates. Unlike maturity which measures only the time until final payment, duration gives you the average time it takes to receive all expected cash flows (including interest payments, prepayments and final payments) on the debt obligations held by a fund.

The Fund may trade its investments frequently in trying to achieve its investment goal.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:


- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall.

     When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


As of the date of this prospectus, the Fund had not offered BKB Shares to investors. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and BKB Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[Sidenote:]

Best quarter:              4.14% for the quarter ending September 30, 1992
Worst quarter:             -0.66% for the quarter ending June 30, 1994


[bar chart goes here]

     1992           1993         1994          1995         1996          1997         1998          1999
    5.81%          6.41%        -0.37%        10.96%        3.38%        5.68%         6.07%        2.33%


AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund's Retail A Shares (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.


                                      1 year                  5 years         Since inception
Retail A Shares                       -1.49%                   4.83%          4.49% (12/30/91)
Lehman Brothers One to                 2.90%                   6.47%          5.54% (since 12/31/91)
Three Year Government Bond
Index


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).


[Sidenote:]
The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index which tracks the performance of short-term U.S. Government bonds.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on the first anniversary of the closing of the reorganization of the Boston 1784 Funds into Galaxy, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.

Shareholder fees (fees paid directly from your investment)

                             Maximum sales charge (load) on              Maximum deferred sales charge
                             purchases shown as a % of the               (load) shown as a % of the offering
                             offering price                              price or sale price, whichever is less
BKB Shares                   None                                        None

Retail A Shares              3.75%(1)                                    None(2)

Annual Fund operating expenses (expenses deducted from the Fund's assets)*


                                                  Distribution                                     Total Fund
                               Management          and service                    Other             operating
                                     fees         (12b-1) fees                 expenses              expenses
BKB Shares                        0.75%(3)                  None                 0.38%(3)              1.13%(4)

Retail A Shares                   0.75%(3)                  None                 0.40%                 1.15%(5)


* The expenses in the table show the expenses for BKB Shares and Retail A Shares following the reorganization.


(1) There will be no sales charge imposed on the conversion of BKB Shares into Retail A Shares. Reduced sales charges may be available for certain other investors in Retail A Shares. See "How to invest in the Funds How sales charges work."
(2) Except for investments of $500,000 or more. See "How to invest in the Funds -- How sales charges work."
(3) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (that are included in Other expenses) with respect to BKB Shares so that Other expenses for BKB Shares are expected to be 0.23%. These fee waivers may be revised or discontinued at any time.
(4) The Adviser and/or its affiliates have agreed to waive fees and reimburse expenses in such amounts as are necessary to limit the Total Fund operating expenses for BKB Shares of the Fund for the first year after the reorganization to 0.78%.
(5) Total Fund operating expenses for Retail A Shares after the waiver of Management fees by the Adviser are expected to be 0.95%.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-  you invest $10,000 for the periods shown
-  you reinvest all dividends and distributions in the Fund
-  you sell all your shares at the end of the periods shown
-  your investment has a 5% return each year
-  your BKB Shares convert into Retail A Shares after one year
-  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                   1 year                3 years               5 years                10 years
BKB Shares                          $115                   N/A                   N/A                    N/A
Retail A Shares                     $488                  $727                  $984                   $720



[Sidenote:]
PORTFOLIO MANAGER
The Adviser's Taxable Fixed Income Strategy Committee is responsible for the day-to-day management of the Fund's investment portfolio. The Committee has managed the Fund since October of 1999.

Galaxy Intermediate Government Income Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks the highest level of current income consistent with prudent risk of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. It also invests in debt obligations of U.S. corporations, asset-backed and mortgage-backed securities and money market instruments, such as commercial paper and obligations of U.S. banks and U.S. branches of foreign banks.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest rates on bonds of various maturities and determines the appropriate allocation of the Fund's investments among various market sectors.

Nearly all Fund investments will be of investment grade quality and will have one of the top three ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will be between three and ten years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

[Sidenote:]
U.S. GOVERNMENT OBLIGATIONS
U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of instruments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund had not offered BKB Shares to investors. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and BKB Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.

Retail A Shares of the Fund were first issued during the fiscal year ended October 31, 1992. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund which also are offered in a separate prospectus. Prior to November 1, 1993, the returns for Retail A Shares and Trust Shares of the Fund were the same because each class of shares had the same expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[Sidenote:]

Best quarter:                 6.13% for the quarter ending September 30, 1992
Worst quarter:               -2.90% for the quarter ending March, 1994


[bar chart goes here]

    1990         1991       1992       1993        1994        1995       1996       1997       1998        1999
   5.87%        15.77%      7.11%      5.57%      -3.77%      15.67%     1.75%      7.83%       8.32%      -1.95%


AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund's Retail A Shares (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to broad-based market indices. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.

                                           1 year          5 years         10 years        Since inception
Retail A Shares                            -5.66%           5.35%           5.67%       6.28% (9/1/88)
Lehman Brothers Intermediate
Government/
Corporate Bond Index                        0.39%           7.10%           7.26%       7.74% (since 9/1/88)
Lehman Brothers Aggregate Bond Index       -0.82%           7.73%           7.70%       8.34% (since 9/1/88)


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).


[Sidenote:]

The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.


[Sidenote:]
The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on the first anniversary of the closing of the reorganization of the Boston 1784 Funds into Galaxy, provided that the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.


Shareholders fees (fees paid directly from your investment)

                             Maximum sales charge (load) on              Maximum deferred sales charge
                             purchases shown as a % of the               (load) shown as a % of the offering
                             offering price                              price or sale price, whichever is less
BKB Shares                   None                                        None

Retail A Shares              3.75%(1)                                    None(2)

Annual Fund operating expenses (expenses deducted from the Fund's assets)*


                            Management fees        Distribution and        Other expenses      Total Fund operating
                                                 service (12b-1) fees                                expenses
BKB Shares                       0.75%(3)                  None                  0.33%(3)               1.08%(4)

Retail A Shares                  0.75%(3)                  None                  0.38%                  1.13%(5)


* The expenses in the table show the expenses for BKB Shares and Retail A Shares following the reorganization.


(1) There will be no sales charge imposed on the conversion of BKB Shares into Retail A Shares. Reduced sales charges may be available for certain other investors in Retail A Shares. See "How to invest in the Funds How sales charges work."
(2) Except for investments of $500,000 or more. See "How to invest in the Funds -- How sales charges work."
(3) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Affiliates of the Adviser are currently waiving a portion of the shareholder servicing fees (that are included in Other expenses) with respect to BKB Shares so that Other expenses for BKB Shares are expected to be 0.25%. These fee waivers may be revised or discontinued at any time.
(4) The Adviser and/or its affiliates have agreed to waive fees and reimburse expenses in such amounts as are necessary to limit the Total
     Fund operating expenses for BKB Shares of the Fund for the first year after the reorganization to 0.80%
(5) Total Fund operating expenses for Retail A Shares after the waiver of Management fees by the Adviser are expected to be 0.93%.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your BKB Shares convert into Retail A Shares after one year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                   1 year                3 years               5 years                10 years
BKB Shares                          $110                   N/A                   N/A                    N/A
Retail A Shares                     $486                  $721                  $974                    $698

[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.

Galaxy High Quality Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of current income consistent with prudent risk of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as in corporate debt obligations such as notes and bonds. The Fund also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and bank obligations.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest rates on bonds of various maturities and determines the appropriate allocation of the Fund's investments among various market sectors.

Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in high quality securities that have one of the top two ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. High quality securities tend to pay less income than lower-rated securities. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund had not offered BKB Shares to investors. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and BKB Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year, thereby giving some indication of the risk of investing in the Fund. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[Sidenote:]

Best quarter:              7.54% for the quarter ending June 30, 1995
Worst quarter:             -3.85% for the quarter ending March 31, 1994


[bar chart goes here]

    1991         1992         1993        1994         1995        1996         1997          1998         1999
   15.12%        6.77%       12.81%      -6.48%       21.20%       1.37%        9.11%         9.27%       -4.13%


AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund's Retail A Shares (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.


                                                1 year                 5 years        Since inception
Retail A Shares                                 -7.71%                  6.22%         6.44% (12/14/90)
Lehman Brothers
Intermediate Government/
Corporate Bond Index                             0.39%                  7.10%         7.15% (since 11/30/90)


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on the first anniversary of the closing of the reorganization of the Boston 1784 Funds into Galaxy, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.


Shareholder fees (fees paid directly from your investment)

                             Maximum sales charge (load) on              Maximum deferred sales charge
                             purchases shown as a % of the               (load) shown as a % of the offering
                             offering price                              price or sale price, whichever is less
BKB Shares                   None                                        None
Retail A Shares              3.75%(1)                                    None(2)

Annual Fund operating expenses (expenses deducted from the Fund's assets)*


                                                   Distribution and          Other       Total Fund operating
                             Management fees     service (12b-1) fees      expenses            expenses
BKB Shares                       0.75%(3)                  None                0.36%(3)           1.11%(4)
Retail A Shares                  0.75%(3)                  None                0.41%              1.16%(5)


* The expenses in the table show the expenses for BKB Shares and Retail A Shares following the reorganization.


(1) There will be no sales charge imposed on the conversion of BKB Shares into Retail A Shares. Reduced sales charges may be available for certain other investors in Retail A Shares. See "How to invest in the Funds How sales charges work."
(2) Except for investments of $500,000 or more. See "How to invest in the Funds -- How sales charges work."
(3) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (that are included in Other expenses) with respect to BKB Shares so that Other expenses for BKB Shares are expected to be 0.25%. These fee waivers may be revised or discontinued at any time.
(4) The Adviser and/or its affiliates have agreed to waive fees and reimburse expenses in such amounts as are necessary to limit the Total
     Fund operating expenses for BKB Shares of the Fund for the first year after the reorganization to 0.80%
(5) Total Fund operating expenses for Retail A Shares after the waiver of Management fees by the Adviser are expected to be 0.96%.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your BKB Shares convert into Retail A Shares after one year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                   1 year                3 years               5 years                10 years
BKB Shares                          $113                   N/A                   N/A                    N/A
Retail A Shares                     $489                  $730                  $989                  $1,731


[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.

Galaxy Rhode Island Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Rhode Island municipal securities, which are securities issued by the State of Rhode Island and other government issuers and that pay interest which is exempt from both federal income tax and Rhode Island personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Rhode Island municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Rhode Island. Other considerations affecting the Fund's investments in Rhode Island municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund had not offered BKB Shares to investors. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and BKB Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[Sidenote:]

Best quarter:                       4.90% for the quarter ending March 31, 1995
Worst quarter:                      -1.90% for the quarter ending June 30, 1999


[bar chart goes here]

            1995          1996          1997         1998          1999
           14.32%         3.63%        8.54%         5.87%        -2.77%


AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund's Retail A Shares (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.

                             1 year                     5 years                   Since inception
Retail A Shares              -6.39%                     4.96%                     4.96% (12/20/94)
Lehman Brothers
Municipal Bond
Index                        -2.06%                     6.91%                     6.91% (since 12/31/94)


[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on the first anniversary of the closing of the reorganization of the Boston 1784 Funds into Galaxy, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.


Shareholder fees (fees paid directly from your investment)


                        Maximum sales charge        Maximum deferred
                        (load) on purchases         sales charge (load)
                        shown as a % of the         shown as a % of the
                        offering price              offering price or sale
                                                    price, whichever is less
BKB Shares              None                        None
Retail A Shares         3.75%(1)                    None(2)


Annual Fund operating expenses (expenses deducted from the Fund's assets)*


                                                                            Total
                                                                            Fund
                                                                            operating
                        Management fees   Distribution        Other         expenses
                                          (12b-1) fees        expenses
BKB Shares              0.75%(3)          None                0.19%         0.94%(4)
Retail A Shares         0.75%(3)          None                0.19%         0.94%(5)

* The expenses in the table show the expenses for BKB Shares and Retail A Shares following the reorganization.


(1) There will be no sales charge imposed on the conversion of BKB Share into Retail A Shares. Reduced sales charges may be available for certain other investors in Retail A Shares. See "How to invest in Funds - How sales charges work."
(2)  Except for investments of $500,000 or more. See "How to invest in the Funds
     - How sales charges work."
(3) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.35%. This fee waiver may be revised or discontinued at any time.
(4) The Adviser and/or its affiliates have agreed to waive fees and reimburse expenses in such amounts as are necessary to limit the Total Fund operating expenses for BKB Shares of the Fund for the first year after the reorganization to 0.74%.
(5) Total Fund operating expenses for Retail A Shares after the waiver of Management fees by the Adviser are expected to be 0.74%.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-   you invest $10,000 for the periods shown
-   you reinvest all dividends and distributions in the Fund
-   you sell all your shares at the end of the periods shown
-   your investment has a 5% return each year
-   your BKB Shares convert into Retail A Shares after one year
-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 year                3 years              5 years               10 years
BKB Shares              $96                   N/A                  N/A                   N/A
Retail A Shares         $467                  $663                 $876                  $1,486


[Sidenote:]
PORTFOLIO MANAGER
The Adviser's Tax-Exempt Investment Policy Committee is responsible for the day-to-day management of the Fund's investment portfolio. The Committee has managed the Fund since 1996.

Galaxy Asset Allocation Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages, as well as long-term growth in the value of the Fund's assets.


[Sidenote:]
CURRENT INCOME
Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund aims to provide income that is higher than the average income provided by stocks included in the popular stock market averages. The Adviser interprets this to mean the Dow Jones Industrial Average of 30 major companies and the Standard & Poor's 500 Composite Stock Price Index (commonly referred to as the S&P 500). Due to the Fund's expenses, however, net income paid to you may be less than that. The Fund also seeks long-term growth in the value of its assets. The Adviser attempts to achieve these goals and reduce risk by allocating the Fund's assets among short-term debt securities, common stocks, preferred stocks and bonds.

The Fund seeks a mix of stocks and bonds that will produce both income and long-term capital growth. This mix will change from time to time as a result of economic and market conditions. However, the Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

Debt securities purchased by the Fund will be of investment grade quality, which means that they will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's) or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

In selecting portfolio securities for the Fund, the Adviser's investment policy committee develops an economic outlook and sets guidelines for the industries and sectors in which the Fund should invest. In selecting equity securities, the Adviser favors stocks with long-term growth potential that are expected to outperform their peers over time. The Adviser also forecasts the direction and degree of change in long-term interest rates to help in the selection of fixed income securities.

The Fund will sell a security when, as a result of changes in the economy, the Adviser determines it appropriate to revise the allocation of the Fund's assets between stocks and bonds. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

The Fund may trade its investments frequently in trying to achieve its investment goal.


The following tables show the fees and expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on the first anniversary of the closing of the reorganization of the Boston 1784 Funds into Galaxy, provided that proir thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB shares. Because of this conversion feature, information is also provided as to the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The value of fixed income investments such as bonds are affected by movements in interest rates. Bond prices tend to fall when interest rates rise and to rise when interest rates fall.
- CREDIT RISK - The value of fixed income investments also depends on the ability of an issuer to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its securities will decline. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.
- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain fixed income investments held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- PORTFOLIO COMPOSITION - The level of risk could increase if a larger percentage of the Fund is invested in one particular asset class, such as stocks or bonds. However, asset allocation funds are generally less volatile than portfolios that contain only stocks.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.
- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund had not offered BKB Shares to investors. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and BKB Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[Sidenote:]

Best quarter:              11.74% for the quarter ending December 31, 1998
Worst quarter:             -3.80% for the quarter ending September 30, 1998

[bar chart goes here]

    1992        1993        1994        1995        1996        1997         1998       1999
   6.58%        8.08%      -2.47%      30.29%      15.11%      19.76%       17.73%      7.24%


AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund's Retail A Shares (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to broad-based market indices. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.


                                      1 year                  5 years         Since inception
Retail A Shares                        3.22%                   16.89%         11.86% (12/30/91)
S&P 500                               21.03%                   28.54%         19.69% (since 12/31/91)
DJIA                                  27.29%                   27.10%         20.26% (since 12/31/91)



[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[Sidenote:]
The Dow Jones Industrial Average (DJIA) is an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on the first anniversary of the closing of the reorganization of the Boston 1784 Funds into Galaxy, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.

Shareholder fees (fees paid directly from your investment)

                        Maximum sales charge        Maximum deferred
                        (load) on purchases         sales charge (load)
                        shown as a % of the         shown as a % of the
                        offering price              offering price or sale
                                                    price, whichever is less
BKB Shares              None                        None
Retail A Shares         3.75%(1)                    None(2)

Annual Fund operating expenses (expenses deducted from the Fund's assets)*


                                                                           Total
                                          Distribution                     Fund
                        Management        and service        Other         operating
                        fees             (12b-1) fees        expenses      expenses
BKB Shares              0.75%             None               0.49%(3)       1.24%(4)
Retail A Shares         0.75%             None               0.54%          1.29%


* The expenses in the table show the expenses for BKB Shares and Retail A Shares following the reorganization.


(1) There will be no sales charge imposed on the conversion of BKB Shares into Retail A Shares. Reduced sales charges may be available to certain other investors in Retail A Shares. See "How to invest in the Funds How sales charges work."
(2) Except for investments of $500,000 or more. See "How to invest in the Funds - How sales charges work."
(3) Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (that are included in Other expenses) with respect to BKB Shares so that Other expenses for BKB Shares are expected to be 0.21%. This fee waiver may be revised or discontinued at any time.
      The Adviser and/or its affiliates have agreed to waive fees and reimburse expenses in such amounts as are necessary to limit the operating expenses of BKB Shares of the Fund for the first year after the reorganization to 0.96%.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-   you invest $10,000 for the periods shown
-   you reinvest all dividends and distributions in the Fund
-   you sell all your shares at the end of the periods shown
-   your investment has a 5% return each year
-   your BKB Shares convert into Retail A Shares after one year
-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                        1 year                3 years              5 years               10 years
BKB Shares              $123                  N/A                  N/A                   N/A
Retail A Shares         $501                  $769                 $1,056                $1,873


[Sidenote:]
PORTFOLIO MANAGERS
The Fund's portfolio managers are Donald Jones, a Vice President of the Adviser since 1991, and David Lindsay, CFA, a Senior Vice President of the Adviser since 1992. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones has managed the equity portion of the Fund's portfolio, including determining the allocation of the Fund's assets between equities and fixed income investments, since May of 1995. He has been with the Adviser and its predecessors since 1977. Mr. Lindsay has managed the fixed income portion of the Fund since January of 1997. He has been with the Adviser and its predecessors since 1986.

Galaxy Growth and Income Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.


[Sidenote:]
CURRENT INCOME
Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the common stocks of U.S. companies with large market capitalizations (generally over $2 billion) that the Adviser believes offer above-average growth and dividends. The Adviser focuses on stocks which are believed to be attractively priced relative to expectations for the future performance of the issuing company. The Adviser also seeks a current yield greater than that of the S&P 500, although not all Fund investments will pay dividends.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.


[Sidenote:]
MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund had not offered BKB Shares to investors. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and BKB Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

The Fund began operations on December 14, 1992 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares (which were first offered on February 12, 1993) and Trust Shares (which were first offered on December 14, 1992), that were similar to the Fund's Retail A Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares and Trust Shares of the Fund. The returns for periods prior to December 4, 1995 are for Investment Shares of the Predecessor Fund.

[Sidenote:]

Best quarter:              20.66% for the quarter ending December 31, 1998
Worst quarter:             -13.50% for the quarter ending September 30, 1998


[bar chart goes here]

    1994          1995         1996         1997           1998           1999
    4.83%         29.34%       19.85%       29.19%         15.71%         6.86%


AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund's Retail A Shares (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.


                             1 year                     5 years               Since inception
Retail A Shares              2.83%                      18.98%                15.90% (2/12/93)
S&P 500                      21.03%                     28.54%                21.65% (since 1/31/93)


[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on the first anniversary of the closing of the reorganization of the Boston 1784 Funds into Galaxy, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.

                        Maximum sales charge        Maximum deferred
                        (load) on purchases         sales charge (load)
                        shown as a % of the         shown as a % of the
                        offering price              offering price or sale
                                                    price, whichever is less
BKB Shares              None                        None
Retail A Shares         3.75%(1)                    None(2)


Annual Fund operating expenses (expenses deducted from the Fund's assets)*


                                                                           Total
                                          Distribution                     Fund
                        Management        and service        Other         operating
                        fees             (12b-1) fees        expenses      expenses
BKB Shares              0.75%             None                0.47%(3)      1.22%(4)
Retail A Shares         0.75%             None                0.61%(3)      1.36%(5)


* The expenses in the table show the expenses for BKB Shares and Retail A Shares following the reorganization.


(1) There will be no sales charge imposed on the conversion of BKB Shares into Retail A Shares. Reduced sales charges may be available for certain other investors in Retail A Shares. See "How to invest in the Funds How sales charges work."
(2) Except for investments of $500,000 or more. See "How to invest in the Funds
    - How sales charges work."
(3) Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (that are included in Other expenses) with respect to and BKB Shares and Retail A Shares so that Other expenses are expected to be 0.17% for BKB Shares and 0.53% for Retail A Shares.
(4) Affiliates of the Adviser have agreed to waive fees and reimburse expenses in such amounts as are necessary to limit the Total Fund operating expenses for BKB Shares of the Fund for the first year after the reorganization to 0.92%.
(5) Total Fund operating expenses for Retail A Shares after the waiver of shareholder servicing fees by affiliates of the Adviser are expected to be 1.28%.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-   you invest $10,000 for the periods shown
-   you reinvest all dividends and distributions in the Fund
-   you sell all your shares at the end of the periods shown
-   your investment has a 5% return each year

-   your BKB Shares convert into Retail A Shares after one year
-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                        1 year                3 years              5 years               10 years
BKB Shares              $124                  N/A                  N/A                   N/A
Retail A Shares         $508                  $790                 $1,092                $1,949


[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is Gregory M. Miller, a Vice President of the Adviser since 1996. He's been primarily responsible for the day-to-day management of the Fund's investment portfolio since July 1998. Before that, Mr. Miller assisted his predecessor in managing the Fund for seven years. He joined the Adviser in 1985.

Galaxy International Equity Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in the equity securities of foreign issuers. At all times, the Fund's assets will be invested in companies located in at least three different foreign countries. Normally, no more than 20% of the Fund's total assets will be invested in companies located in countries with emerging economies or emerging securities markets. The Fund emphasizes larger established companies, although it may invest in companies of any size. The Fund may engage in transactions for the purpose of hedging its portfolio, such as options, futures and foreign currencies.

The Sub-Adviser's investment process begins with a fundamental analysis of companies, including both bottom-up and top-down factors. Bottom-up analysis includes a thorough understanding of a company's prospects as reflected in operating cash flow, including industry cycle, capital requirements, growth opportunities and financial structure. Discussions with company management are an important element of this analysis and give the Sub-Adviser an opportunity to test its assumptions against management's near-term and long-term objectives. Top-down factors are incorporated into the Sub-Adviser's analysis of a company at all points. For example, the Sub-Adviser considers how interest rates and currency may impact prospective cash flow and earnings. Country and market risks, both of which are critically important, are embodied in interest rates, which are the basis for risk-adjusting the Sub-Adviser's return expectations for individual companies. In this way, the Sub-Adviser arrives at a risk-adjusted return potential for each company analyzed, which then gives the Sub-Adviser the basis for comparing investment opportunities across developed emerging markets.


The Fund will sell a security if the stock has achieved its performance objective, if fundamentals change performance expectations, or if alternative investments provide potentially more attractive returns.


[Sidenote:]
SUB-ADVISER
The Adviser has appointed Oechsle International Advisors, LLC as Sub-Adviser to assist it in the day-to-day management of the Fund's investment portfolio.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.
- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.
- COUNTRY RISK - The Fund may invest 25% or more of its assets in the securities of companies located in one country. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.
- CURRENCY EXCHANGE - Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.
- HEDGING - The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There's no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge.

- SELECTION OF INVESTMENTS - The Adviser and Sub-Adviser evaluate the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


[Sidenote:]
DERIVATIVES
A derivative is an investment whose value is based on or DERIVED from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund had not offered BKB Shares to investors. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and BKB Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS-CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[Sidenote:]

Best quarter:              24.36% for the quarter ending December 31, 1999
Worst quarter:             -14.61% for the quarter ending September 30, 1998


[bar chart goes here]

    1992         1993        1994        1995         1996        1997        1998         1999
   -2.29%       31.62%      -2.54%      11.04%       10.03%      13.59%      21.24%      41.10%


AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund's Retail A Shares (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.


                             1 year                     5 years               Since inception
Retail A Shares              35.80%                     17.97%                14.06% (12/30/91)
MSCI EAFE Index              26.96%                     12.83%                10.94% (since 12/31/91)

[Sidenote:]
The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
EAFE) Index is an unmanaged index which tracks the performance of selected equity securities in Europe, Australia and the Far East.

FEES AND EXPENSES OF THE FUND

The following tables show the fees and expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on the first anniversary of the closing of the reorganization of the Boston 1784 Funds into Galaxy, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.


Shareholder fees (fees paid directly from your investments)

                        Maximum sales charge        Maximum deferred
                        (load) on purchases         sales charge (load)
                        shown as a % of the         shown as a % of the
                        offering price              offering price or sale
                                                    price, whichever is less
BKB Shares              None                        None
Retail A Shares         3.75%(1)                    None(2)

Annual Fund operating expenses (expenses deducted from the Fund's assets)


                                                                            Total
                                          Distribution                      Fund
                        Management        and service         Other         operating
                        fees              (12b-1) fees        expenses      expenses
BKB Shares              0.87%(3)          None                0.51%(4)        1.38%(4)
Retail A Shares         0.87%(3)          None                0.71%           1.58%(5)


* The expenses in the table show the expenses for BKB Shares and Retail A Shares following the reorganization.


(1) There will be no sales charge imposed on the conversion of BKB Shares into Retail A Shares. Reduced sales charges may be available for certain other investors in Retail A Shares. See "How to invest in the Funds How sales charges work."
(2)  Except for investments of $500,000 or more. See "How to invest in the Funds
     - How sales charges work."
(3) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.64%. Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (that are included in Other expenses) with respect to BKB Shares so that Other expenses for BKB Shares are expected to be 0.46%. These fee waivers may be revised or discontinued at any time.
(4) The Adviser and/or its affiliates have agreed to waive fees and reimburse expenses in such amounts as are necessary to limit the Total Fund operating expenses for BKB Shares of the Fund for the first year after the reorganization to 1.10%.

(5) Total Fund operating expenses for Retail A Shares after the waiver of Management fees by the Adviser are expected to be 1.35%.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your BKB Shares convert into Retail A Shares after one year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 year                3 years              5 years               10 years
BKB Shares              $140                  $NA                  $NA                   $NA
Retail A Shares         $530                  $855                 $1,203                $2,183


[Sidenote:]
PORTFOLIO MANAGERS
The Fund's portfolio managers are Singleton Dewey Keesler, Jr. and Kathleen Harris, CFA. They're primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Keesler is Chief Investment Officer and portfolio manager/research analyst with the Sub-Adviser. He has been associated with the Sub-Adviser and its predecessor since 1986. Ms. Harris has been a portfolio manager at the Sub-Adviser and its predecessor since January of 1995. She was previously portfolio manager and investment director for the State of Wisconsin Investment Board. Mr. Keesler and Ms. Harris have co-managed the Fund since August of 1996.

ADDITIONAL INFORMATION ABOUT RISK


The main risks associated with an investment in each of the Galaxy Funds have been described above. The following supplements that discussion.


TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions.

For the Money Market Fund, U.S. Treasury Fund, Tax-Exempt Fund and Rhode Island Municipal Bond Fund, these investments may include cash (which will not earn any income) and, in the case of the Tax-Exempt Fund and Rhode Island Municipal Bond Fund, taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of each Fund's total assets.

The Short-Term Bond Fund, Intermediate Government Income Fund and High Quality Bond Fund may hold uninvested cash and invest without limit in money market instruments, including short-term U.S. Government securities.

For the Asset Allocation Fund, Growth and Income Fund and International Equity Fund, these investments may include cash, money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and, in the case of the International Equity Fund, foreign money market instruments, debt securities of foreign national governments and their agencies, and the securities of U.S. issuers.

These strategies could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.


OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.

YEAR 2000 RISKS

Over the past several years, the Adviser and the Funds' other major service providers expended considerable time and money in addressing the computer and technology problems associated with the transition to the Year 2000. As a result of those efforts, the Funds did not experience any material disruptions in their operations as a result of the transition to the 21st century. The Adviser and the Funds' other major service providers are continuing to monitor the Year 2000 or Y2K problem, however, and there can be no assurances that there will be no adverse impact to the Funds as a result of future computer-related Y2K difficulties.

FUND MANAGEMENT


ADVISER

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records.

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.


Fund                                                   Management fee as a
                                                       % of average net assets
Money Market                                           0.36%
U.S. Treasury                                          0.39%
Tax-Exempt                                             0.40%
Short-Term Bond                                        0.55%
Intermediate Government Income                         0.55%
High Quality Bond                                      0.55%
Rhode Island Municipal Bond                            0.35%
Asset Allocation                                       0.75%
Growth and Income                                      0.75%
International Equity                                   0.64%


SUB-ADVISER

The Adviser has delegated some of its advisory responsibilities with respect to the International Equity Fund to Oechsle International Advisors, LLC as Sub-Adviser. The Sub-Adviser determines which securities will be purchased, retained or sold for the Fund, places orders for the Fund and provides the Adviser with information on international investment and economic developments. The Adviser assists and consults with the Sub-Adviser as to the Fund's investment program, approves the list of foreign countries recommended by the Sub-Adviser for investment and manages the Fund's daily cash position. The Sub-Adviser's fees are paid by the Adviser.

The Sub-Adviser has its main office at One International Place, Boston, Massachusetts 02210. The Sub-Adviser is the successor to Oechsle International Advisors, L.P., an international investment firm founded in 1986. At December 31, 1999, the Sub-Adviser had discretionary management authority over approximately $19.1 billion in assets. The Adviser's parent company, FleetBoston Financial Corporation, owns an interest in the Sub-Adviser.


ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser (and Sub-Adviser for the International Equity Fund) may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or Sub-Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser and Sub-Adviser will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

HOW TO INVEST IN THE FUNDS

Each of the Funds offers BKB Shares only to those shareholders of the Boston 1784 Funds who are not eligible to receive Trust Shares of their corresponding Galaxy Fund at the time the Boston 1784 Funds are reorganized into Galaxy. It is expected that BKB Shares of each Fund will convert into Retail A Shares of the same Fund on the first anniversary of the closing of the reorganization of the Boston 1784 Funds into Galaxy, provided that prior thereto Galaxy's Board of Trustees has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, some information is provided in this prospectus for Retail A Shares of the Funds. The Funds offer Retail A Shares through a separate prospectus.


HOW SALES CHARGES WORK

There is no sales charge (sometimes called a front-end load) when you acquire BKB Shares in connection with the reorganization of the Boston 1784 Funds into Galaxy, when you buy additional BKB Shares or when your BKB Shares convert into Retail A Shares. Retail A Shares of each Fund, except the Money Market Fund, U.S. Treasury Fund and Tax-Exempt Fund (referred to as the Money Market Funds), are sold with a sales charge. However, holders of BKB Shares may purchase Retail A Shares of any of the Funds without incurring the sales charge otherwise applicable on the purchase of Retail A Shares of certain of the Galaxy Funds. When these Retail A Shares are purchased, you must tell your investment professional or Galaxy's distributor that you qualify for a sales load waiver.


[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to BKB Shares or Retail A Shares, minus the value of the Fund's liabilities attributable to BKB Shares or Retail A Shares, divided by the number of BKB Shares or Retail A Shares held by investors.


RETAIL A SHARES

The table below shows the sales charge applicable to Retail A Shares of the Funds, except the Money Market Funds which are sold without a sales charge. The offering price for Retail A Shares is the NAV of the shares purchased, plus any applicable sales charge.


                                           Total sales charge

                                      As a % of the offering price   As a % of
Amount of your investment             per share                      your investment
Less than $50,000                     3.75%                          3.90%
$50,000 but less than $100,000        3.50%                          3.63%
$100,000 but less than $250,000       3.00%                          3.09%
$250,000 but less than $500,000       2.50%                          2.56%
$500,000 and over                     0.00%(1)                       0.00%(1)


(1) There is no front-end sales charge on investments in Retail A Shares of $500,000 or more. However, if a shareholder sells the shares within one year after buying them, a contingent deferred sales charge (sometimes called a back-end load or CDSC) of 1% of the offering price or 1% of the net asset value of the shares, whichever is less, will be charged unless the shares were sold because of the death or disability of the shareholder. However, Galaxy will waive the 1% CDSC the first time you sell shares during this one-year period. If you reinvest the proceeds of this sale within one year, the waiver of the CDSC won't apply to any sale of shares purchased with such reinvested proceeds.


Galaxy's distributor may, from time to time, implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

Certain affiliates of the Adviser may, at their own expense, provide additional compensation to affiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of one or more Funds and to unaffiliated broker-dealers whose customers purchase Retail A Shares of one or more of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of the Adviser's affiliates.

There's no sales charge on purchases of Retail A Shares if:

-    You buy shares by reinvesting dividends and distributions.
-    You were a Galaxy shareholder before December 1, 1995.
-    You buy shares for a 401(k) or SIMPLE IRA retirement account.
- You buy shares for any retirement account provided that you held Retail A Shares in a retirement account prior to January 1, 1999.
- You buy shares for any retirement account and your total cumulative Retail A Share retirement account balance was $30,000 or more between January 1, 1999 and June 30, 1999.
- You buy shares with money from another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).
- You previously paid a sales charge for the shares of another mutual fund company (as long as you buy the Galaxy shares within 60 days of selling your other shares).
- You're an investment professional who places trades for your clients and charges them a fee
- You buy shares under an all-inclusive fee program (sometimes called a "wrap fee program") offered by a broker-dealer or other financial institution.
- You were a shareholder of the Boston 1784 Funds on the date when the Boston 1784 Funds were reorganized into Galaxy.



DISCOUNT PLANS

You may have the sales charges on purchases of Retail A Shares reduced or waived completely through the discount plans described below:


- RIGHTS OF ACCUMULATION - You can add the value of any Retail A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Retail A Shares for purposes of calculating the sales charge.
- LETTER OF INTENT - You can purchase Retail A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Galaxy's administrator will hold in escrow Retail A Shares equal to 5% of the amount you indicate in the Letter of Intent for payment of a higher sales charge if you don't purchase the full amount indicated in the Letter of Intent. See the SAI for more information on this escrow feature.

- REINVESTMENT PRIVILEGE - You can reinvest some or all of the money that you receive when selling Retail A Shares of the Funds in Retail A Shares of any Galaxy Fund within 90 days without paying a sales charge.
- GROUP SALES - If you belong to a qualified group with 50,000 or more members, you can buy Retail A Shares at a reduced sales charge, based on the number of qualified group members.



[Sidenote:]

SALES CHARGE WAIVERS/DISCOUNT PLANS
Ask your investment professional or Galaxy's distributor, or consult the SAI, for other instances in which the sales load on Retail A Shares is waived. When you buy your shares, you must tell your investment professional or Galaxy's distributor that you qualify for a sales load waiver or that you want to take advantage of any of the discount plans. See the SAI for additional requirements that apply to the discount plans. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).



SHAREHOLDER SERVICE FEES

BKB Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's BKB Share assets. The Money Market Funds do not intend to pay more than 0.10%, the Short-Term Bond, Intermediate Government Income, High Quality Bond and Rhode Island Municipal Bond Funds do not intend to pay more than 0.15% and the Asset Allocation, Growth and Income and International Equity Funds do not intend to pay more than 0.30%, respectively, in shareholder service fees with respect to BKB Shares during the current fiscal year.


Retail A Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets. The Money Market Funds do not intend to pay more than 0.10%, the Short-Term Bond, Intermediate Government Income, High Quality Bond and Rhode Island Municipal Bond Funds do not intend to pay more than 0.15% and the Asset Allocation, Growth and Income and International Equity Funds do not intend to pay more than 0.30%, respectively, in shareholder service fees with respect to Retail A Shares during the current fiscal year.

CONVERSION OF BKB SHARES INTO RETAIL A SHARES

BKB Shares of a Fund will convert into Retail A Shares of the same Fund on the first anniversary of the reorganization of the Boston 1784 Funds into Galaxy, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. The conversion of BKB Shares to Retail A Shares will take place at NAV, so that the value of the Retail A Shares you receive in the conversion will be the same as the value of your BKB Shares that were converted.

BUYING, SELLING AND EXCHANGING BKB SHARES

BKB Shares of the Funds are available for purchase only by those shareholders who received BKB Shares in connection with the reorganization of the Boston 1784 Funds into Galaxy.

[Sidenote]:
MINIMUM INVESTMENT AMOUNT
You can make additional investments in your BKB Share account for as little as $100.

Usually, you must keep at least $250 in your account. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

You may buy and sell BKB Shares of the Funds on any day that the Funds are open for business, which is any day that the New York Stock Exchange is open. The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.

The price at which you buy shares is the NAV next determined after your order is accepted. The price at which you sell shares is the NAV next determined, after receipt of your order in proper form as described below. NAV is determined on each day the New York Stock Exchange is open for trading as of 11:00 a.m. Eastern time (for the Money Market Funds only) and at the close of regular trading that day (usually 4:00 p.m. Eastern time) for each Fund, including the Money Market Funds.

The Money Market Funds' assets are valued at amortized cost, which is approximately equal to market value. For each of the other Funds, if market prices are readily available for securities owned by a Fund, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the net asset value per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

HOW TO BUY BKB SHARES

You can buy shares through your financial institution or directly from Galaxy's distributor by calling 1-877-BUY-GALAXY (1-877-289-4252). A broker or agent who places orders on your behalf may charge you a separate fee for their services.

BUYING BY MAIL

To make additional investments, send a check made payable to each Fund in which you want to invest to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

You must include with your check one of the following:

- The detachable form that's included with your Galaxy statement or your confirmation of a prior transaction
- A letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number.

If your check is returned because of insufficient funds, Galaxy will cancel your order.

BUYING BY WIRE
To make an additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

Fleet National Bank
75 State Street
Boston, MA  02109
ABA #0110-0013-8
DDA #79673-5702
Ref:  The Galaxy Fund
   (Account number)
   (Account registration)

Your financial institution may charge you a fee for sending funds by wire.

CUSTOMERS OF FINANCIAL INSTITUTIONS
If you are a customer of a financial institution such as a bank, savings and loan association or broker-dealer, including a financial institution affiliated with the Adviser, you should place your order through your financial institution. Your financial institution is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. For details, please contact your financial institution.


HOW TO SELL BKB SHARES

You can sell your shares in several ways: by mail, by telephone, by wire, or through your financial institution.

SELLING BY MAIL
Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

You must include the following:
-    The name of the Fund
-    The number of shares or the dollar amount you want to sell
-    Your account number
-    Your Social Security number or tax identification number
- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.


[Sidenote:]

SIGNATURE GUARANTEES
When selling your shares by mail or by phone, you must have your signature guaranteed if:
-    you're selling shares worth more than $50,000,
- you want Galaxy to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian,
- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or

-    you want Galaxy to make the check payable to someone else.


Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.


SELLING BY PHONE
You can sell shares by calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) unless you tell Galaxy in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE
Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any financial institution in the U.S. To be eligible to use this privilege, you must notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named in your written instructions.

CUSTOMERS OF FINANCIAL INSTITUTIONS
Please contact your financial institution for information on how to sell your shares. The financial institution is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial institution, but your financial institution may charge you a fee.


EXCHANGE PRIVILEGE

Shareholders may exchange BKB Shares of a Fund having a value of at least $100 for BKB Shares of any other Galaxy Fund. Shareholders won't pay a sales charge for exchanging BKB Shares.




TO EXCHANGE SHARES:
- call Galaxy's distributor or use the InvestConnect toll-free voice response line at 1-877-BUY-GALAXY (1-877-289-4252)

-    send your request in writing to:

     The Galaxy Fund
     P.O. Box 6520
     Providence, RI  02940-6520

-    ask your financial institution.


Galaxy doesn't charge any fee for making exchanges but your financial institution might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege with 60 days' advance written notice to shareholders.


OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may refuse any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirements.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Money Market Fund and each of the Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund and Rhode Island Municipal Bond Fund declares dividends from net investment income daily and pays them monthly. The Money Market Fund and U.S. Treasury Fund expect that all, or substantially all, of their distributions will consist of ordinary income. It is expected that the annual distributions of the Short-Term Bond Fund, Intermediate Government Income and High Quality Bond Funds will normally - but not always - consist primarily of ordinary income rather than capital gains. It is expected that the annual distributions of the Tax-Exempt Fund and Rhode Island Municipal Bond Fund will be mainly income dividends.

The Asset Allocation Fund and Growth and Income Fund pay any dividends from net investment income each quarter. The International Equity Fund pays any dividends from net investment income annually. It's expected that the annual distributions of these Funds will normally -- but not always -- consist primarily of capital gains rather than ordinary income.

Each of the Funds pays any realized capital gains at least once annually, although the Money Market Funds do not expect to realize net long-term capital gains. Dividends and distributions are paid in cash unless you indicate in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES

MONEY MARKET, U.S. TREASURY, SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME, HIGH QUALITY BOND, ASSET ALLOCATION, GROWTH AND INCOME AND INTERNATIONAL EQUITY FUNDS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. If you receive an exempt-interest dividend with respect to any share and the shares is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Fund may make an election to treat a proportionate amount of these taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit this proportionate amount of taxes against U.S. federal income tax liability or (2) to take this amount as an itemized deduction.

TAX-EXEMPT AND RHODE ISLAND MUNICIPAL BOND FUNDS

Distributions by these Funds will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. It is possible depending upon a Fund's investments, that a portion of the Fund's distributions could be taxable to shareholders as ordinary income or capital gains. The Tax-Exempt Fund does not expect that this will be the case.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

You should note that a portion of the exempt-interest dividends paid by one or both of these Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply however to the portions of a Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state, its agencies or municipalities. The Rhode Island Municipal Bond Fund intends to comply with certain state and/or local tax requirements so that its income and dividends will be exempt from Rhode Island state or local taxes described above in the description for such Fund. Dividends, if any, derived from interest on securities other than the Rhode Island municipal securities in which the Rhode Island Municipal Bond Fund primarily invests will be subject to tax in the State of Rhode Island.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

GALAXY INVESTOR PROGRAMS


RETIREMENT PLANS

BKB Shares of the Funds (except for the Tax-Exempt Fund and Rhode Island Muncipal Bond Fund) are available for purchase in connection with any of the following retirement plans:


- Individual Retirement Arrangements (IRAs), including Traditional, Roth, Rollover and Education IRAs
-    Simplified Employee Pension Plans (SEPs)
-    Keogh money purchase and profit sharing plans
- Salary reduction retirement plans set up by employers for their employees, which are qualified under Section 401(k) and 403(b) of the Internal Revenue Code
- SIMPLE IRA plans which are qualified under Section 408(p) of the Internal Revenue Code


For information about eligibility requirements and other matters concerning these plans and to obtain an application, call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252).


OTHER PROGRAMS

It's also easy to buy or sell BKB Shares of the Funds by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) or your financial institution.


AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter except for Education IRAs, in which case the minimum investment is $40 a month or $125 per quarter.


PAYROLL DEDUCTION PROGRAM

You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.

COLLEGE INVESTMENT PROGRAM

The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50. You can also save for college by opening an Education IRA. The minimum for initial and additional investments in an Education IRA is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $40.


DIRECT DEPOSIT PROGRAM

This program lets you deposit your social security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.


SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals from your investment account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan.


You may cancel your participation in any of these programs, other than the Direct Deposit Program, by writing to Galaxy at:


     The Galaxy Fund
     P.O. Box 6520
     Providence, RI  02940-6520


Please allow at least five days for the cancellation to be processed.

HOW TO REACH GALAXY


THROUGH YOUR FINANCIAL INSTITUTION

Your financial institution can help you buy, sell or exchange shares and can answer questions about your account.


GALAXY SHAREHOLDER SERVICES

Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252), Monday through Friday, 8 a.m. to 6 p.m. (Eastern time), for help from a Galaxy representative.


INVESTCONNECT

InvestConnect is Galaxy's shareholder voice response system. Call
1-877-BUY-GALAXY (1-877-289-4252) from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.


THE INTERNET

Please visit Galaxy's Web site at: www.galaxyfunds.com


[Sidenote:]

HEARING IMPAIRED

Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

FINANCIAL HIGHLIGHTS

The financial highlights tables shown below will help you understand the financial performance for the Funds' Retail A Shares for the past five years (or the period since a particular Fund began operations). Certain information reflects the financial performance of a single Retail A Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal year ended October 31, 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Reports and are incorporated by reference into the SAI. The Annual Reports and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1995, 1996, 1997 and 1998 was audited by Galaxy's former auditors, PricewaterhouseCoopers LLP. During the periods shown, the Funds did not offer BKB Shares. Actual investment results for BKB Shares may be different.

                            Galaxy Money Market Fund
                (For a share outstanding throughout each period)


                                                                            FOR THE YEAR ENDING OCTOBER 31,
                                                ------------------------------------------------------------------------------
                                                 1999                1998             1997              1996            1995
                                                ------              ------           ------            ------          ------
                                                Retail A           Retail A         Retail A          Retail A        Retail A
                                                 Shares             Shares           Shares            Shares          Shares
                                                --------           --------         ---------         ---------       --------
Net asset value, beginning of period              $1.00             $1.00             $1.00             $1.00           $1.00
                                                 ------            ------            ------             -----           -----
Income from investment operations:

Net investment income(1)............               0.04              0.05              0.05              0.05            0.05
                                                 ------            ------            ------             -----           -----
Less dividends:
     Dividends from net investment
           income ..................              (0.04)            (0.05)            (0.05)            (0.05)          (0.05)
                                                 ------            ------            ------             -----           -----
Net increase (decrease) in net asset
  value ............................                 --                --                --                --              --

Net asset value, end of period .....              $1.00             $1.00             $1.00             $1.00           $1.00
                                                 ------            ------            ------             -----           -----
                                                 ------            ------            ------             -----           -----


Total return .......................               4.54%             5.04%             4.93%             4.78%           5.23%

Ratios/supplemental data:
  Net assets, end of period (000's)          $2,434,662        $2,139,213        $1,877,889        $1,159,312        $580,762

Ratios to average net assets:
  Net investment income including
  reimbursement/ waiver ............               4.45%             4.94%             4.85%             4.67%           5.12%
  Operating expenses including
     reimbursement/waiver ..........               0.65%             0.67%             0.69%             0.77%           0.74%
  Operating expenses excluding
     reimbursement/waiver ..........               0.69%             0.71%             0.73%             0.80%           0.76%

--------------------

(1) Net investment income per share for Retail A Shares before reimbursement/ waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.04, $0.05,
    $0.05, $0.05 and $0.05, respectively.

                            Galaxy U.S. Treasury Fund
                (For a share outstanding throughout each period)


                                                             FOR THE YEAR ENDING OCTOBER 31,
                                        ---------------------------------------------------------------------
                                            1999          1998           1997          1996          1995
                                            ----          ----           ----          ----          ----
                                          Retail A      Retail A      Retail A       Retail A     Retail A
                                           Shares        Shares         Shares        Shares        Shares
                                          --------      --------      ---------      ---------     --------
   Net asset value, beginning of
     period.........................         $1.00        $ 1.00        $ 1.00          $ 1.00       $ 1.00
                                         ---------      --------       -------        --------      -------
   Income from investment operations:
     Net investment income(1).......          0.04          0.05          0.05            0.05         0.05
                                         ---------      --------       -------        --------      -------
   Less dividends:
     Dividends from net investment
        income......................         (0.04)        (0.05)        (0.05)          (0.05)       (0.05)
                                         ---------      --------       -------        --------      -------
   Net increase (decrease) in net
     asset value....................           --            --            --              --           --
                                         ---------      --------       -------        --------      -------
   Net asset value, end of
     period.........................    $     1.00   $      1.00   $      1.00     $      1.00  $      1.00
                                         ---------      --------       -------        --------      -------
                                         ---------      --------       -------        --------      -------

   Total return.....................          4.14%         4.73%         4.67%           4.63%        4.99%
   Ratios/supplemental data:
     Net assets, end of period (000's)    $584,364      $559,053      $585,969        $443,230     $318,621
   Ratios to average net assets:
     Net investment income including
        reimbursement/ waiver.......          4.06%         4.63%         4.58%           4.53%        4.90%
     Operating expenses including
        reimbursement/waiver........          0.67%         0.68%         0.69%           0.69%        0.73%
     Operating expenses excluding
         reimbursement/waiver.......          0.67%         0.68%         0.70%           0.69%        0.73%

--------------------

(1) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.04,
     $0.05, $0.05, $0.05 and $0.05, respectively.

                             Galaxy Tax-Exempt Fund
                (For a share outstanding throughout each period)


                                                             FOR THE YEAR ENDING OCTOBER 31,
                                        ---------------------------------------------------------------------
                                            1999          1998           1997          1996          1995
                                            ----          ----           ----          ----          ----
                                          Retail A      Retail A      Retail A       Retail A     Retail A
                                           Shares        Shares        Shares          Shares        Shares
                                         ---------      --------       -------        --------      -------
   Net asset value, beginning of
     period.........................        $ 1.00        $ 1.00        $ 1.00          $ 1.00       $ 1.00
                                         ---------      --------       -------        --------      -------
   Income from investment operations:
     Net investment income(1).......          0.02          0.03          0.03            0.03         0.03
                                         ---------      --------       -------        --------      -------
   Less dividends:
     Dividends from net investment
        income......................         (0.02)        (0.03)        (0.03)          (0.03)       (0.03)
                                         ---------      --------       -------        --------      -------
   Net increase (decrease) in net                                                                       --
     asset value....................            --            --           --            --             --
   Net asset value, end of
     period.........................    $     1.00    $     1.00    $     1.00     $      1.00  $      1.00
                                         ---------      --------       -------        --------      -------
                                         ---------      --------       -------        --------      -------

   Total return.....................          2.53%         2.89%         2.95%           2.82%        3.16%
   Ratios/supplemental data:
     Net assets, end of period (000's)    $160,057      $164,340      $151,907        $117,548     $127,056
   Ratios to average net assets:
     Net investment income including
        reimbursement/ waiver.......          2.51%         2.85%         2.92%           2.78%        3.12%
     Operating expenses including
        reimbursement/waiver........          0.66%         0.67%         0.68%           0.68%        0.68%
     Operating expenses excluding
        reimbursement/waiver........          0.66%         0.67%         0.69%           0.69%        0.71%

--------------------


(1) Net investment income per share for Retail A Shares before reimbursement/ waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.02, $0.03, $0.03,
     $0.03 and $0.03, respectively.

                          Galaxy Short-Term Bond Fund
                (For a share outstanding throughout each period)


                                                                                        FOR THE YEAR ENDING OCTOBER 31,
                                                                  ------------------------------------------------------------------
                                                                       1999        1998         1997          1996         1995
                                                                     -------      -------      ------        ------       ------
                                                                     Retail       Retail      Retail          Retail     Retail
                                                                     A Shares    A Shares     A Shares      A Shares    A Shares
                                                                     --------    --------     --------      --------    --------
Net asset value, beginning of period.................               $10.10         $10.01     $  9.99         $ 10.06      $  9.73
                                                                  --------       --------    --------         -------     --------
Income from investment operations:
      Net investment income(1).......................                 0.49           0.51        0.53            0.52         0.55
                                                                  --------       --------    --------         -------     --------
      Net realized and unrealized gain (loss) on investments         (0.25)          0.11        0.02           (0.07)        0.33
                                                                  --------       --------    --------         -------     --------
Total from investment operations.....................                 0.24           0.62        0.55            0.45         0.88
                                                                  --------       --------    --------         -------     --------
Less dividends:
      Dividends from net investment income...........                 0.48          (0.53)      (0.53)          (0.52)       (0.55)
                                                                  --------       --------    --------         -------     --------
Total dividends......................................                (0.48)         (0.53)      (0.53)          (0.52)       (0.55)
                                                                  --------       --------    --------         -------     --------
Net increase (decrease) in net asset value...........                (0.24)          0.09        0.02           (0.07)        0.33
                                                                  --------       --------    --------         -------     --------
Net asset value, end of period.......................                $9.86        $ 10.10     $ 10.01         $  9.99       $10.06
                                                                  --------       --------    --------         -------     --------
                                                                  --------       --------    --------         -------     --------
Total return(2)                                                       2.43%          6.42%       5.64%           4.63%        9.28%
Ratios/supplemental data:
      Net assets, end of period (000's)..............              $24,653        $29,067     $27,961         $33,388      $31,542
Ratios to average net assets:
      Net investment income including reimbursement/waiver            4.86%          5.07%       5.29%           5.22%        5.54%
      Operating expenses including reimbursement/waiver               1.10%          1.11%       1.00%           1.11%        0.99%
      Operating expenses excluding reimbursement/waiver               1.30%          1.31%       1.21%           1.35%        1.32%
Portfolio turnover rate..............................                  151%           133%       173%            214%         289%

-------------------------------

(1) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.47, $0.49, $0.51,
     $0.50 and $0.52, respectively.
(2)  Calculation does not include the effect of any sales charge.

                   Galaxy Intermediate Government Income Fund
                (For a share outstanding throughout each period)


                                                                                For the year ending October 31,
                                                                 ------------------------------------------------------------
                                                                    1999         1998         1997        1996         1995
                                                                    ----         ----         ----        ----         ----
                                                                   Retail       Retail       Retail      Retail       Retail
                                                                  A Shares     A Shares     A Shares    A Shares     A Shares
                                                                  --------     --------     --------    --------     --------
   Net asset value, beginning of period.........                   $10.50       $10.18      $ 10.06     $ 10.28      $  9.68
                                                                  -------      -------      -------     -------     --------
   Income from investment operations:
         Net investment income(1)...............                     0.54         0.57         0.59        0.57         0.61
                                                                  -------      -------      -------     -------     --------
         Net realized and unrealized
            gain (loss) on investments                              (0.65)        0.34         0.12       (0.22)        0.60
                                                                  -------      -------      -------     -------     --------
   Total from investment operations.............                    (0.11)        0.91         0.71        0.35         1.21
                                                                  -------      -------      -------     -------     --------
   Less dividends:
         Dividends from net investment income...                    (0.53)       (0.59)       (0.59)      (0.57)       (0.61)
                                                                  -------      -------      -------     -------     --------
   Total dividends..............................                    (0.53)       (0.59)       (0.59)      (0.57)       (0.61)
                                                                  -------      -------      -------     -------     --------
   Net increase (decrease) in net asset value...                    (0.64)        0.32         0.12       (0.22)        0.60
                                                                  -------      -------      -------     -------     --------
   Net asset value, end of period...............                    $9.86      $ 10.50      $ 10.18     $ 10.06      $ 10.28
                                                                  -------      -------      -------     -------     --------
                                                                  -------      -------      -------     -------     --------
   Total return(2)..............................                    (1.11)%       9.22%        7.33%       3.58%       12.85%
   Ratios/supplemental data:
         Net assets, end of period (000's)......                  $56,454      $66,865      $65,626     $79,741      $79,558
   Ratios to average net assets:
         Net investment income including reimbursement/waiver        5.28%        5.49%        5.90%       5.69%        6.10%
         Operating expenses including reimbursement/waiver           0.97%        1.01%        1.02%       1.04%        1.02%
         Operating expenses excluding reimbursement/waiver           1.17%        1.21%        1.22%       1.24%        1.26%
   Portfolio turnover rate......................                     184%          210%        128%         235%         145%

----------------------------------

(1) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.52, $0.55, $0.57,
     $0.55 and $0.58, respectively.
(2)  Calculation does not include the effect of any sales charge.

                          Galaxy High Quality Bond Fund
                (For a share outstanding throughout each period)


                                                                                 For the year ending October 31,
                                                                  -----------------------------------------------------------
                                                                    1999          1998         1997         1996        1995
                                                                  -------        -------      ------       ------      ------
                                                                   Retail        Retail       Retail       Retail      Retail
                                                                  A Shares      A Shares     A Shares     A Shares    A Shares
                                                                  --------      --------     -------      --------    --------
Net asset value, beginning of period.........                      $11.20          $10.70      $ 10.47     $ 10.63     $  9.54
                                                                   ------          ------      -------     -------     -------
Income from investment operations:
      Net investment income(1)...............                        0.57            0.58         0.60        0.59        0.62
      Net realized and unrealized gain (loss)
           on investments....................                       (0.86)           0.50         0.23       (0.16)       1.09
                                                                    ------        -------     --------    --------    --------
Total from investment operations.............                       (0.29)           1.08         0.83        0.43        1.71
                                                                    ------         ------     --------    --------    --------
Less dividends:
      Dividends from net investment income...                       (0.57)          (0.58)       (0.60)      (0.59)      (0.62)
      Dividends from net realized capital gains                     (0.09)            --           --          --          --
Total dividends..............................                       (0.66)          (0.58)       (0.60)      (0.59)      (0.62)
                                                                    ------          ------    --------    --------    --------
Net increase (decrease) in net asset value...                       (0.95)           0.50         0.23       (0.16)       1.09
                                                                    ------         ------     --------    --------    --------
Net asset value, end of period...............                      $10.25         $ 11.20      $ 10.70     $ 10.47     $ 10.63
                                                                   ------          ------     --------    --------    --------
                                                                   ------          ------     --------    --------    --------
Total return(2)                                                    (2.66)          10.35%        8.22%       4.24%      18.46%
Ratios/supplemental data:
      Net assets, end of period (000's)......                     $42,906         $45,879      $27,950     $30,984     $30,093
Ratios to average net assets:
      Net investment income including
            reimbursement/waiver                                    5.32%           5.30%        5.73%       5.66%       6.16%
      Operating expenses including
           Reimbursement/waiver..............                       0.99%           1.00%        1.01%       1.07%       1.02%
      Operating expenses excluding
           Reimbursement/waiver..............                       1.20%           1.20%        1.21%       1.28%       1.26%
Portfolio turnover rate......................                       226%            253%         182%        163%        110%

----------------------------------

(1) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.55, $0.56, $0.58,
     $0.57 and $0.59, respectively.
(2)  Calculation does not include the effect of any sales charge.

                     Galaxy Rhode Island Municipal Bond Fund
                (For a share outstanding throughout each period)


                                                                               For the year ending October 31,
                                                       ---------------------------------------------------------------------------
                                                         1999           1998           1997          1996    For the period ending
                                                        Retail         Retail         Retail        Retail    October 31,1995(1)
                                                       A Shares       A Shares       A Shares      A Shares   Retail A Shares
                                                       --------       --------       --------      --------   ----------------
Net asset value, beginning of period..........          $11.18         $10.91        $  10.65     $   10.67        $  10.00
                                                        ------         ------        --------     ---------        --------
Income from investment operations:
   Net investment income(2)...................            0.48           0.50            0.48          0.51            0.44
   Net realized and unrealized gain
     on investments...........................           (0.77)          0.29            0.32          0.03            0.67
                                                         ------          ----      ----------      --------       ---------

Total from investment operations..............           (0.29)          0.79            0.80          0.54            1.11
                                                         ------          ----      ----------     ---------       ---------

Less dividends:
   Dividends from net investment
     income...................................           (0.48)         (0.50)          (0.50)        (0.51)          (0.44)
   Dividends from net realized capital gains..           (0.05)         (0.02)          (0.04)        (0.05)            ---
                                                         ------       --------     -----------    ---------       ---------
Total dividends...............................           (0.53)         (0.52)          (0.54)        (0.56)          (0.44)
                                                         ------       --------     ----------     ---------       ---------

Net increase (decrease) in net asset
     value....................................           (0.82)          0.27            0.26         (0.02)           0.67
                                                         ------        ------      ----------    ----------      ----------
Net asset value, end of period................          $10.36      $   11.18       $   10.91    $    10.65       $   10.67
                                                        ------         ------      ----------    ----------      ----------
                                                        ------         ------      ----------    ----------      ----------
Total return(3)                                          (2.73)%         7.35%           7.78%         5.22%          11.29%(4)
Ratios/supplemental data:
   Net assets, end of period (000's)..........          $19,833     $  20,210      $   17,134    $  14,900        $  10,850
Ratios to average net assets:
   Net investment income including
     Reimbursement/waiver.....................            4.41%          4.52%         4.50%         4.78%           5.13%(5)
   Operating expenses including
     Reimbursement/waiver.....................            0.80%          0.81%         0.83%         0.77%           0.40%(5)
   Operating expenses excluding
     Reimbursement/waiver.....................            1.20%          1.23%         1.34%         1.34%           2.25%(5)
Portfolio turnover rate.......................             34%            41%            19%           13%             34%(4)

----------------

(1)  The Fund commenced operations on December 20, 1994.

(2) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997 and 1996 and for the period ended October 31, 1995 was $0.44 $0.45, $0.43, $0.45 and $0.28,
     respectively.
(3)  Calculation does not include the effect of any sales charge.
(4)  Not annualized.
(5)  Annualized.

                          Galaxy Asset Allocation Fund
                (For a share outstanding throughout each period)


                                                                       For the year ending October 31,
                                                  -----------------------------------------------------------------------
                                                    1999          1998               1997           1996          1995
                                                  -------        -------            ------         ------        ------
                                                   Retail        Retail             Retail         Retail        Retail
                                                  A Shares      A Shares           A Shares       A Shares      A Shares
                                                  --------      --------           -------        --------      --------
Net asset value,
     beginning of period..................       $  16.95        $  16.46          $  14.52       $  12.82      $  10.67
                                                 --------        --------          --------       --------      --------
Income from investment operations:
     Net investment income(1).............           0.37            0.38              0.40           0.30          0.30
     Net realized and unrealized gain
         (loss) on investments............           1.21            1.72              2.43           1.83          2.16
                                                     ----        --------          --------       --------      --------
Total from investment operations..........           1.58            2.10              2.83           2.13          2.46
                                                     ----        --------          --------       --------      --------
Less dividends:
     Dividends from net investment
         income...........................          (0.36)          (0.40)            (0.38)         (0.30)        (0.31)
     Dividends from net realized capital
         gains............................          (0.43)          (1.21)            (0.51)         (0.13)           --
                                                    ------        --------          --------       --------      --------
Total dividends...........................          (0.79)          (1.61)            (0.89)         (0.43)        (0.31)
                                                    ------        --------          --------       --------      --------
Net increase (decrease) in net asset
         value............................           0.79            0.49              1.94           1.70          2.15
                                                    ------        --------          --------       --------      --------
Net asset value, end of period............       $  17.74        $  16.95          $  16.46       $  14.52      $  12.82
                                                 --------        --------          --------       --------      --------
                                                 --------        --------          --------       --------      --------
Total return(2)...........................           9.53%          13.85%            20.23%         16.92%        23.42%
Ratios/supplemental data:
     Net assets, end of period (000's)....       $389,077        $323,498           $177,239        $116,852      $76,368
Ratios to average net assets:
     Net investment income including
         Reimbursement/waiver.............           2.11%           2.43%             2.66%          2.29%         2.52%
     Operating expenses including
         Reimbursement/waiver.............           1.32%           1.33%             1.37%          1.42%         1.48%
     Operating expenses excluding
         Reimbursement/waiver.............           1.32%           1.33%             1.37%          1.42%         1.50%
Portfolio turnover rate...................            135%           108%               58%            48%           41%

------------------------------

(1) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.37, $0.38, $0.40,
     $0.30 and $0.30, respectively.
(2)  Calculation does not include the effect of any sales charge.

                         Galaxy Growth and Income Fund
                (For a share outstanding throughout each period)


                                                                       For the year ending October 31,
                                                  ---------------------------------------------------------------------
                                                      1999            1998          1997          1996(1)             1995
                                                     Retail          Retail        Retail         Retail          Retail
                                                    A Shares        A Shares      A Shares       A Shares        A Shares
                                                    --------        --------      -------        --------        --------
Net asset value,
     beginning of period.......................       $14.87         $  16.24      $  13.78       $  12.35        $  11.15
                                                      ------         --------      --------       --------        --------
Income from investment operations:
     Net investment income(2)..................         0.08(4)          0.12          0.18           0.21            0.24
     Net realized and unrealized gain on
     investments...............................         2.02             1.32          3.67           2.16            1.70
                                                    --------         --------      --------       --------        --------

Total from investment operations...............         2.10             1.44          3.85           2.37            1.94
                                                    --------         --------      --------       --------        --------
Less dividends:
     Dividends from net investment
         income................................        (0.08)           (0.13)        (0.20)         (0.21)          (0.25)
     Dividends from net realized gains.........        (0.91)           (2.68)        (1.19)         (0.73)          (0.49)
                                                    --------         --------      --------       --------        --------
     Total dividends...........................        (0.99)           (2.81)        (1.39)         (0.94)          (0.74)
                                                    --------         --------      --------       --------        --------
Net increase (decrease) in net asset value.....         1.11            (1.37)         2.46           1.43            1.20
                                                    --------         --------      --------       --------        --------
Net asset value, end of period.................       $15.48           $14.87      $  16.24       $  13.78        $  12.35
                                                    --------         --------      --------       --------        --------
                                                    --------         --------      --------       --------        --------
Total return(3)................................        14.56%            9.93%        30.10%         20.25%          18.52%
Ratios/supplemental data:
     Net assets, end of period (000's).........     $232,110         $214,110      $141,884         $77,776          $51,078
Ratios to average net assets:
     Net investment income including
         Reimbursement/waiver..................         0.53%            0.75%         1.18%          1.65%           2.10%
     Operating expenses including
         Reimbursement/waiver..................         1.28%            1.28%         1.27%          1.34%           1.32%
     Operating expenses excluding
         Reimbursement/waiver..................         1.38%            1.35%         1.45%          1.45%           1.77%
Portfolio turnover rate........................          20%                38%          93%           59%             51%


------------------------------

(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. The Predecessor Fund began offering Investment Shares on February 12, 1993. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A Shares and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Fund.

(2) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.07, $0.10, $0.18
     $0.19, $0.22 respectively. Net investment income per share before reimbursement/waiver of fees by other parties for Retail A Shares for the year ended October 31, 1995 was $0.22 (unaudited).
(3)  Calculation does not include the effect of any sales charge.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the year.

                        Galaxy International Equity Fund
                (For a share outstanding throughout each period)


                                                        1999      1998         1997          1996          1995
                                                        ----      ----         ----          ----          ----
                                                       Retail    Retail        Retail       Retail        Retail
                                                      A Shares  A Shares      A Shares     A Shares       A Shares
                                                      --------  --------     ---------    ----------      ---------
Net asset value, beginning of period........          $16.75    $  15.18     $  13.94       $  12.92       $  13.20
                                                      ------    --------     --------       --------       --------
Income from investment operations:
     Net investment income(2)...............            0.01(1)     0.07         0.01           0.11          0.11
     Net realized and unrealized gain
         (loss) on investments..............            4.72        1.93         2.09           1.27         (0.21)
                                                        ----    --------     --------       --------      ---------
Total from investment operations............            4.73        2.00         2.10           1.38         (0.10)
                                                        ----    --------     --------       --------       --------
Less dividends:
     Dividends from net investment
         income.............................           (0.05)      (0.07)       (0.18)         (0.12)        (0.02)
     Dividends from net realized capital
         gains..............................           (0.57)      (0.36)       (0.68)         (0.24)        (0.16)
                                                       ------   ---------     --------       --------      --------
Total dividends.............................           (0.62)      (0.43)       (0.86)         (0.36)        (0.18)
                                                       ------   ---------     --------       --------      --------
Net increase (decrease) in net asset value..            4.11        1.57         1.24           1.02         (0.28)
                                                       ------   ---------     --------       --------      --------
Net asset value, end of period..............          $20.86    $  16.75      $ 15.18        $ 13.94       $ 12.92
                                                       ------   ---------     --------       --------      --------
                                                       ------   ---------     --------       --------      --------
Total return(3).............................           29.04%      13.64%       15.88%         10.86%        (0.64)%
Ratios/supplemental data:
     Net assets, end of period (000's)......         $89,327     $66,541      $56,592        $35,144       $30,104
Ratios to average net assets:
     Net investment income including
         reimbursement/waiver...............            0.03%       0.39%        0.03%           0.78%        0.84%
     Operating expenses including
         reimbursement/waiver...............            1.48%       1.48%        1.60%           1.70%        1.76%
     Operating expenses excluding
         reimbursement/waiver...............            1.73%       1.73%        1.85%           1.98%        2.03%
Portfolio turnover rate.....................              45%         49%         45%            146%          48%

-----------------------------

(1) The selected per share data was calculated using the weighted average shares outstanding method for the year.
(2) Net investment income (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $(0.04),
     $0.03, $(0.01), $0.07 and $0.08, respectively.
(3)  Calculation does not include the effect of any sales charge.

[Back Cover Page]

Where to find more information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC Washington, DC 20549-0102 1-202-942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.


PROGAL BKB  (3/00)

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 28, 2000

GALAXY MONEY MARKET FUND
GALAXY U.S. TREASURY FUND
GALAXY TAX-EXEMPT FUND
GALAXY SHORT-TERM BOND FUND
GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
GALAXY HIGH QUALITY BOND FUND
GALAXY RHODE ISLAND MUNICIPAL BOND FUND
GALAXY ASSET ALLOCATION FUND
GALAXY GROWTH AND INCOME FUND

GALAXY INTERNATIONAL EQUITY FUND

BKB SHARES


     This Statement of Additional Information is not a prospectus. It relates to the prospectus dated February 28, 2000 for BKB Shares of the Funds (the "Prospectus"). The Prospectus, as it may be supplemented or revised from time to time, as well as the Funds' Annual Reports to Shareholders dated October 31, 1999 (the "Annual Reports"), may be obtained, without charge, by writing:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-BUY-GALAXY (1-877-289-4252)




     The financial statements included in the Annual Reports and the report of Ernst & Young LLP, The Galaxy Fund's independent auditors, on the financial statements for the fiscal year ended October 31, 1999 are incorporated by reference into this Statement of Additional Information. The report of PricewaterhouseCoopers LLP, The Galaxy Fund's former independent auditors, dated December 23, 1998 on the financial statements included in the The Galaxy Fund's Annual Reports to Shareholders for the fiscal year ended October 31, 1998 is also incorporated by reference into this Statement of Additional Information.



                                TABLE OF CONTENTS
                                                                                                            PAGE

GENERAL INFORMATION...........................................................................................1
DESCRIPTION OF GALAXY AND ITS SHARES..........................................................................1
INVESTMENT STRATEGIES, POLICIES AND RISKS.....................................................................5
         Money Market Fund....................................................................................5
         U.S. Treasury Fund...................................................................................5
         Tax-Exempt Fund......................................................................................6
         Short-Term Bond Fund.................................................................................6
         Intermediate Government Income Fund..................................................................7
         High Quality Bond Fund...............................................................................8
         Rhode Island Municipal Bond Fund.....................................................................8
         Asset Allocation Fund................................................................................9
         Growth and Income Fund...............................................................................9
         International Equity Fund...........................................................................10
         Special Risk Considerations.........................................................................11
         Foreign Securities..................................................................................11
         European Currency Unification.......................................................................11
         General Risk Considerations.........................................................................12
         Other Investment Policies and Risk Considerations...................................................13
         Ratings.............................................................................................13
         U.S. Government Obligations and Money Market Instruments............................................14
         Variable and Floating Rate Obligations..............................................................16
         Municipal Securities................................................................................17
         Stand-by Commitments................................................................................19
         Private Activity Bonds..............................................................................20
         Tender Option Bonds.................................................................................21
         Custodial Receipts and Certificates of Participation................................................21
         Repurchase and Reverse Repurchase Agreements........................................................21
         Securities Lending..................................................................................22
         Investment Company Securities.......................................................................23
         REITs...............................................................................................23
         Derivative Securities...............................................................................24
         American, European and Global Depository Receipts...................................................34
         Asset-Backed Securities.............................................................................35
         Mortgage-Backed Securities..........................................................................36
         Mortgage Dollar Rolls...............................................................................36
         Convertible Securities..............................................................................37
         When-Issued, Forward Commitment and Delayed Settlement Transactions.................................38
         Stripped Obligations................................................................................40
         Guaranteed Investment Contracts.....................................................................40
         Bank Investment Contracts...........................................................................41
         Portfolio Securities Generally......................................................................41
         Portfolio Turnover..................................................................................41


INVESTMENT LIMITATIONS........................................................................................41
VALUATION OF PORTFOLIO SECURITIES.............................................................................55
         Valuation of the Money Market, U.S. Treasury and Tax-Exempt Funds....................................55
         Valuation of the Short-Term Bond, Intermediate Government Income, High Quality Bond and
         Rhode Island Municipal Bond Funds....................................................................56
         Valuation of the Asset Allocation and Growth and Income Funds........................................56
         Valuation of the International Equity Fund...........................................................57
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................................................57
         Other Purchase Information - BKB Shares and Retail A Shares..........................................57
         Applicable Sales Charge - Retail A Shares............................................................58
         Computation of Offering Price - Retail A Shares......................................................59
         Quantity Discounts...................................................................................62
         Redemption of BKB Shares.............................................................................65
INVESTOR PROGRAMS.............................................................................................65
         Exchange Privilege--Retail A Shares and BKB Shares...................................................65
         Retirement Plans.....................................................................................66
         Automatic Investment Program and Systematic Withdrawal Plan - Retail A Shares and BKB Shares.........66
         Payroll Deduction Program - Retail A Shares and BKB Shares...........................................67
         College Investment Program - Retail A Shares and BKB Shares..........................................67
         Direct Deposit Program - Retail A Shares and BKB Shares..............................................67
TAXES.........................................................................................................68
         In General...........................................................................................68
         State and Local......................................................................................69
         Taxation of Certain Financial Instruments............................................................70
         Miscellaneous........................................................................................71
TRUSTEES AND OFFICERS.........................................................................................71
         Shareholder and Trustee Liability....................................................................75
INVESTMENT ADVISER AND SUB-ADVISER............................................................................75
         Administrator........................................................................................78
CUSTODIAN AND TRANSFER AGENT..................................................................................80
EXPENSES......................................................................................................81
PORTFOLIO TRANSACTIONS........................................................................................81
SHAREHOLDER SERVICES PLANS....................................................................................84
         BKB Shares...........................................................................................84
         Retail A Shares......................................................................................86
DISTRIBUTOR...................................................................................................88
AUDITORS......................................................................................................88
COUNSEL.......................................................................................................88
PERFORMANCE AND YIELD INFORMATION.............................................................................88
         Money Market, U.S. Treasury and Tax-Exempt Funds.....................................................88
         Short-Term Bond, Intermediate Government Income, High Quality Bond, Rhode Island Municipal
         Bond, Asset Allocation, Growth and Income and International Equity Funds.............................89
         Tax-Equivalency Table - Rhode Island Municipal Bond Fund.............................................92




         Performance Reporting................................................................................93
MISCELLANEOUS.................................................................................................94
FINANCIAL STATEMENTS......................................................................................... 95
APPENDIX A...................................................................................................A-1
APPENDIX B...................................................................................................B-1

                               GENERAL INFORMATION

     This Statement of Additional Information should be read in conjunction with the current Prospectus. This Statement of Additional Information relates to the Prospectus for BKB Shares of the ten Funds listed on the cover page. Each Fund also offers one or more other share classes (i.e., Trust, Retail A, Retail B, Prime A and Prime B Shares), which are described in separate statements of additional information and related prospectuses. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. No investment in BKB Shares of the Funds should be made without reading the Prospectus.

     BKB Shares will initially be issued in connection with the reorganization of the Boston 1784 Funds into Galaxy (the "Reorganization"). Following the Reorganization, BKB Shares will be available for purchase only by those shareholders who received BKB Shares in the Reorganization. BKB Shares of a Fund will convert into Retail A Shares of the same Fund on the first anniversary of the Reorganization provided that the Board of Trustees of Galaxy has determined such conversion is in the best interests of the holders of BKB Shares. Because of this conversion feature, some information is provided in this Statement of Additional Information for Retail A Shares of the Funds.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ALTHOUGH THE MONEY MARKET, U.S. TREASURY AND TAX-EXEMPT FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS. YOU ALSO COULD LOSE MONEY BY INVESTING IN ANY OF THE OTHER FUNDS. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                      DESCRIPTION OF GALAXY AND ITS SHARES

     The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in twenty-nine investment portfolios: Money Market Fund, Government Fund, U.S. Treasury Fund, Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Government Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal

Bond Fund and Rhode Island Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in two additional investment portfolios, the MidCap Equity Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity Fund and the New York Municipal Money Market Fund have not commenced investment operations.

     The Growth and Income Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Growth and Income Fund") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Predecessor Growth and Income Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Growth and Income Fund offered and sold shares of beneficial interest that were similar to Galaxy's Trust Shares and Retail A Shares.

         Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class A Shares (Retail A Shares), Class A -- Special Series 1 Shares (Trust Shares), Class A -- Special Series 2 Shares (Retail B Shares) and Class A -- Special Series 3 shares (BKB Shares), each series representing interests in the Money Market Fund; Class D shares (Trust Shares), Class D - Special Series 1 shares (Retail A Shares), Class D shares - Special Series 2 shares (Retail B Shares), Class D shares - Special Series 3 shares (Prime A Shares), Class D shares - Special Series 4 shares (Prime B Shares) and Class D - Special Series 5 shares (BKB Shares), each series representing interests in the Intermediate Government Income Fund; Class E Shares (Retail A Shares), Class E -- Special Series 1 Shares (Trust Shares) and Class E - Special Series 2 Shares (BKB Shares), each series representing interests in the Tax-Exempt Fund; Class F Shares (Retail A Shares), Class F -- Special Series 1 Shares (Trust Shares) and Class FF -- Special Series 2 Shares (BKB Shares), each series representing interests in the U.S. Treasury Fund; Class G - Series 1 shares (Trust Shares), Class G - Series 2 shares (Retail A Shares), Class G - Series 3 shares (Retail B Shares), Class G - Series 4 shares (Prime A Shares), Class G - Series 5 shares (Prime B Shares) and Class G - Series 6 shares (BKB Shares), each series representing interests in the International Equity Fund; Class J - Series 1 shares (Trust Shares), Class J Series 2 shares (Retail A Shares), Class J - Series 3 shares (Retail B Shares), Class J - Series 4 shares (Prime A Shares), Class J - Series 5 shares (Prime B Shares) and Class J - Series 6 shares (BKB Shares), each series representing interests in the High Quality Bond Fund; Class L - Series 1 shares (Trust Shares), Class L - Series 2 shares (Retail A Shares), Class L - Series 3 shares (Retail B Shares), Class L - Series 4 shares (Prime A Shares), Class L - Series 5 shares (Prime B Shares) and Class L - Series 6 shares (BKB Shares), each series representing interests in the Short-Term Bond Fund; Class N - Series 1 shares (Trust Shares), Class N Series 2 shares (Retail A Shares), Class N - Series 3 shares (Retail B Shares), Class N - Series 4 shares (Prime A Shares), Class N - Series 5 shares (Prime B Shares) and Class N - Series 6 shares (BKB Shares), each series representing interests in the Asset Allocation Fund; Class R - Series 1 shares (Trust Shares) , Class R - Series 2 shares

(Retail A Shares) and Class R - Series 3 shares (BKB Shares), each series representing interests in the Rhode Island Municipal Bond Fund; Class U - Series 1 shares (Trust Shares), Class U - Series 2 shares (Retail A Shares), Class U - Series 3 shares (Retail B Shares), Class U - Series 4 shares (Prime A Shares), Class U - Series 5 shares (Prime B Shares) and Class U - Series 6 shares (BKB Shares), each series representing interests in the Growth and Income Fund. Each Fund, except the Rhode Island Municipal Bond Fund, is classified as a diversified company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Rhode Island Municipal Bond Fund is classified as a non-diversified company under the 1940 Act.

     Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable. Each series of shares (i.e., BKB Shares, Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares and Prime B Shares) bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of BKB Shares will bear the expenses of the Shareholder Services Plan for BKB Shares and holders of Retail A Shares will bear the expenses of the Shareholder Services Plan for Retail A Shares and Trust Shares (which is currently applicable only to Retail A Shares). In addition, each series may incur differing transfer agency fees and may have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Shareholder Services Plans" below.

     In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any distribution and/or shareholder servicing plan for such series (e.g., only BKB Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for BKB Shares and only Retail A Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder
Services Plan for Retail A Shares). Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular
Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or a distribution plan or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

     Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

     Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS

     Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, and, with respect to the International Equity Fund, Oechsle International Advisors, LLC ("Oechsle"), the Fund's sub-adviser, will use their best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund as described in its Prospectus may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. The Money Market, U.S. Treasury and Tax-Exempt Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectus.

MONEY MARKET FUND

     Money market instruments in which the Money Market Fund may invest include debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from federal income tax. These debt obligations are commonly referred to as Municipal Securities. Municipal Securities may be advantageous for a taxable portfolio such as the Fund when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other debt securities the Fund can purchase. Dividends paid by a taxable portfolio such as the Fund that come from interest on Municipal Securities will be taxable to shareholders. The Fund may also invest in Municipal Securities the interest on which is subject to federal income tax.

     Instruments in which the Money Market Fund invests have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). For more information, including applicable quality requirements, see "Other Investment Policies and Risk Considerations" below.

U.S. TREASURY FUND

     Instruments in which the U.S. Treasury Fund invests may include, but are not limited to, securities issued by the U.S. Treasury and by certain U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks and Federal Farm Credit Banks. The

Fund invests at least 65% of its total assets in direct U.S. Government obligations. Shareholders residing in a particular state that has an income tax law should determine through consultation with their own tax advisers whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status and whether the Fund's capital gain and other income, if any, when so distributed will be subject to the state's income tax. See "Taxes."

     Portfolio securities held by the Fund have remaining maturities of 397 days or less (with certain exceptions). The Fund may also invest in certain variable and floating rate instruments. For more information, including applicable quality requirements, see "Other Investment Policies and Risk Considerations" below.

TAX-EXEMPT FUND

     Municipal Securities in which the Tax-Exempt Fund invests present minimal credit risk and meet the rating criteria described under "Other Investment Policies and Risk Considerations - Quality Requirements" below. Municipal Securities, as that term is used in this Statement of Additional Information, are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from federal income tax.

     As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its assets in Municipal Securities. The Fund's investments in private activity bonds will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal market conditions, will not exceed 20% of the Fund's net assets when added together with any taxable investments held by the Fund.

     Although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so invested.

SHORT-TERM BOND FUND

     In addition to its principal investment strategies and policies as described in the Prospectus, the Short-Term Bond Fund may also invest, from time to time, in Municipal Securities. The purchase of Municipal Securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government debt obligations. See "Other Investment Policies and Risk Consideration - Municipal Securities" below. The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See

"Other Investment Policies and Risk Considerations - Derivative Securities" below. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

     The obligations of foreign banks and obligations issued or guaranteed by foreign governments or any of their political subdivisions or instrumentalities in which the Fund may invest include debt obligations issued by Canadian Provincial Governments, which are similar to U.S. Municipal Securities except that the income derived therefrom is fully subject to U.S. federal taxation. These instruments are denominated in either Canadian or U.S. dollars and have an established over-the-counter market in the United States. Also included are debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated debt obligations of U.S. corporations issued outside the United States.

     The Fund may enter into forward currency contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although forward currency contracts can be used to protect the Fund from adverse rate changes, they involve a risk of loss if Fleet fails to predict foreign currency values correctly. See "Other Investment Policies and Risk Considerations - Derivative Securities" below.


     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Short-Term Bond Fund and Appendix A to this Statement of Additional Information for a description of the rating categories of Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's").

INTERMEDIATE GOVERNMENT INCOME FUND

     In addition to its principal investment strategies and policies as described in the Prospectus, the Intermediate Government Income Fund may also invest, from time to time, in Municipal Securities. See "Other Investment Policies and Risk Considerations - Municipal Securities" below. The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations - Derivative Securities" below. In addition, the Fund may invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Short-Term Bond Fund" above. The Fund may also invest in dollar-denominated high quality debt obligations of U.S.

corporations issued outside the United States. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.


     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Intermediate Government Income Fund and Appendix A to this Statement of Additional Information for a description of the rating categories of S&P and Moody's.

HIGH QUALITY BOND FUND

     In addition to its principal investment strategies and policies as described in its Prospectus, the High Quality Bond Fund may also invest, from time to time, in Municipal Securities. See "Other Investment Policies and Risk Considerations - Municipal Securities" below. The Fund may enter into interest rate futures contracts to hedge against changes in the market values of fixed income instruments that the Fund holds or intends to purchase. See "Other Investment Policies and Risk Considerations - Derivative Securities" below. The Fund may also invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Short-Term Bond Fund" above. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.


     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the High Quality Bond Fund and Appendix A to this Statement of Additional Information for a description of the rating categories of S&P and Moody's.

RHODE ISLAND MUNICIPAL BOND FUND

     As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Rhode Island Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its total assets in Municipal Securities, primarily in Municipal Securities issued by or on behalf of the State of Rhode Island, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Rhode Island personal income taxes ("Rhode Island Municipal Securities"). Dividends derived from interest on Municipal Securities other than Rhode Island Municipal Securities will generally be exempt from regular federal income tax but may be subject to Rhode Island personal income tax. See "Taxes" below.

     The Fund's ability to achieve its investment objective depends on the ability of issuers of Rhode Island Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Rhode Island Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Rhode Island and other factors specifically affecting the ability of issuers of Rhode Island Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Rhode Island and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Rhode Island Municipal Securities may be affected from time to time by economic, political and demographic conditions within Rhode Island. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Rhode Island Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Rhode Island or a particular locality. Any reduction in the actual or perceived ability of an issuer of Rhode Island Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the value of other Rhode Island Municipal Securities as well.

     See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Rhode Island Municipal Bond Fund.

ASSET ALLOCATION FUND

     The Asset Allocation Fund may invest up to 20% of its total assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks or governments (or their political subdivisions or instrumentalities) or by supranational banks or other organizations, or indirectly, by purchasing American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may purchase put options and call options and write covered call options, purchase asset-backed securities and mortgage-backed securities and enter into foreign currency exchange transactions.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Asset Allocation Fund.

GROWTH AND INCOME FUND

     Under normal market conditions, the Growth and Income Fund will invest at least 65% of its total assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock. The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs and Global Depository Receipts ("GDRs"). Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to Fleet to be substantial. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Growth and Income Fund.

INTERNATIONAL EQUITY FUND

     The International Equity Fund invests at least 75% of its total assets in equity securities of foreign issuers. The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom.

     The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

     Securities issued in certain countries are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The limitations on the Fund's investment in other investment companies are described below under "Other Investment Policies and Risk Considerations -- Investment Company Securities."

     Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of ADRs, EDRs or GDRs as described under "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts." Furthermore, the Fund may purchase and sell securities on a when-issued basis.

     See "Other Investment Policies and Risk Considerations" below regarding additional investment policies of the International Equity Fund.

                           SPECIAL RISK CONSIDERATIONS

FOREIGN SECURITIES

     Investments by the Short-Term Bond, Asset Allocation, Growth and Income and International Equity Funds in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

     Although these Funds may invest in securities denominated in foreign currencies, the Funds value their securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its foreign investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Funds' securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

     Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets.

The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

EUROPEAN CURRENCY UNIFICATION

     Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the International Equity Fund invests and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

GENERAL RISK CONSIDERATIONS

     Generally, the market value of fixed income securities, including Municipal Securities, can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities, such as the Short-Term Bond, Intermediate Government Income, High Quality Bond and Rhode Island Municipal Bond Funds, will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. In addition, during periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in a Fund's net asset value.

     Although the Rhode Island Municipal Bond Fund does not presently intend to do so on a regular basis, the Fund may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by Fleet. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

     The Rhode Island Municipal Bond Fund is classified as a non-diversified investment company under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

                OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

     Investment methods described in the Prospectus and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS

     The Money Market, U.S. Treasury and Tax-Exempt Funds will purchase only those instruments which meet the applicable quality requirements described below. The Money Market Fund will not purchase a security (other than a U.S. Government security) unless the security or the issuer with respect to comparable securities (i) is rated by at least two nationally recognized statistical rating organizations ("Rating Agencies") such as S&P, Moody's or Fitch IBCA, Inc. ("Fitch IBCA") in the highest category for short-term debt securities, (ii) is rated by the only Rating Agency that has issued a rating with respect to such security or issuer in such Rating Agency's highest category for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. The Tax-Exempt Fund will not purchase a security (other than a U.S. Government security) unless the security (i) is rated by at least two such Rating Agencies in one of the two highest categories for short-term debt securities, (ii) is rated by the only Rating Agency that has assigned a rating with respect to such security in one of such Rating Agency's two highest categories for short-term debt securities, or (iii) if not rated, the security is determined to be of comparable quality. These rating categories are determined without regard to sub-categories and gradations. The Funds will follow applicable regulations in determining whether a security rated by more than one Rating Agency can be treated as being in the highest short-term rating categories. See "Investment Limitations" below.


         All debt obligations, including convertible bonds, purchased by the Asset Allocation Fund are rated investment grade by Moody's ("Aaa," "Aa," "A" and "Baa") or S&P ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by Fleet. Debt securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations. See Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

     The International Equity Fund may only purchase debt securities rated "A" or higher by Moody's or S&P, or if unrated, determined by Fleet or Oechsle to be of comparable quality. Issuers of commercial paper, bank obligations or repurchase agreements in which the International Equity Fund invests must have, at the time of investment, outstanding debt rated A or higher by Moody's or S&P, or, if they are not rated, the instrument purchased must be determined to be of comparable quality.

     The Growth and Income Fund may purchase convertible bonds rated "Ba" or higher by Moody's or "BB" or higher by S&P or Fitch IBCA, at the time of investment. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below for a discussion of the risks of investing in convertible bonds rated either "Ba" or "BB." Short-term money market instruments purchased by the Growth and Income Fund must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as Moody's, S&P or Fitch IBCA.

     Determinations of comparable quality will be made in accordance with procedures established by the Board of Trustees. Generally, if a security has not been rated by a Rating Agency, Fleet will acquire the security if it determines that the security is of comparable quality to securities that have received the requisite ratings. Fleet also considers other relevant information in its evaluation of unrated short-term securities.

     Information on the requisite investment quality of debt obligations, including Municipal Securities, eligible for purchase by the Short-Term Bond, Intermediate Government Income, High Quality Bond and Rhode Island Municipal Bond Funds is included in the Prospectus.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

     Each Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other money market instruments, including but not limited to bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

     Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

     U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

     Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

     The U.S. Treasury Fund will invest in those securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies and instrumentalities thereof, the interest income from which, under current law, generally will not be subject to state income tax by reason of federal law.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. With respect to each Fund other than the Growth and Income Fund, bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on illiquid securities described below under "Investment Limitations." Investments by each Fund in non-negotiable time deposits are limited to no more than 5% of each Fund's total assets at the time of purchase. For the purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

     Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

     Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Funds to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations -- Foreign Securities." The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet and/or Oechsle believe that the credit risk with respect to the instrument is minimal.

     Commercial paper may include securities issued by corporations without registration under the Securities Act of 1933, as amended, (the "1933 Act") in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's 10% limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if Fleet has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. Each Fund except the U.S. Treasury Fund and Rhode Island Municipal Bond Fund may also purchase Rule 144A securities. See "Investment Limitations" below.

VARIABLE AND FLOATING RATE OBLIGATIONS

     The Funds may purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in the Prospectus and this Statement of Additional Information. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and these may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

     If a variable or floating rate instrument is not rated, Fleet or Oechsle must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

     Long-term variable and floating rate obligations held by the Money Market, U.S. Treasury and Tax-Exempt Funds may have maturities of more than 397 days, provided the Funds are entitled to payment of principal upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice).

MUNICIPAL SECURITIES

     Municipal Securities acquired by the Tax-Exempt, Short-Term Bond, Intermediate Government Income, High Quality Bond and Rhode Island Municipal Bond Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

     The two principal categories of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

     The Funds' portfolios may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

     There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a Rating Agency, such as Moody's and S&P, described in the Prospectus and in Appendix A hereto, represent such Rating Agencies' opinions as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

     Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The Tax-Exempt Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

     Municipal Securities purchased by these Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described above letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

     The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectus. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

     Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth in the Prospectus.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Galaxy cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Tax-Exempt and Rhode Island Municipal Bond Funds and the liquidity and value of their respective portfolios. In such an event, the Funds would re-evaluate their investment objectives and policies and consider possible changes in their structure or possible dissolution.

     Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

     While the Tax-Exempt and Rhode Island Municipal Bond Funds will invest primarily in Municipal Securities, each of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds will invest in Municipal Securities when such investments are deemed appropriate by Fleet in light of the Funds' investment objectives. As a result of the favorable tax treatment afforded such obligations under the Internal Revenue Code of 1986, as amended, yields on Municipal Securities can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, although from time to time Municipal Securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances.

STAND-BY COMMITMENTS

     The Tax-Exempt, Short-Term Bond, Intermediate Government Income, High Quality Bond and Rhode Island Municipal Bond Funds may acquire "stand-by commitments" with respect to Municipal Securities held by them. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased by a Fund. However, without a stand-by commitment, these securities could be more difficult to sell. A Fund will enter into stand-by commitments only with those dealers whose credit Fleet believes to be of high quality.

     Stand-by commitments are exercisable by the Funds at any time before the maturity of the underlying Municipal Security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. Although stand-by commitments are often available without the payment of any direct or indirect consideration, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities acquired subject to the commitment. Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. A Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

PRIVATE ACTIVITY BONDS

     The Tax-Exempt, Short-Term Bond, Intermediate Government Income, High Quality Bond and Rhode Island Municipal Bond Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Investments in such securities, however, will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above with respect to the Tax-Exempt and Rhode Island Municipal Bond Funds and, under normal conditions, will not exceed 20% of each such Fund's total assets when added together with any taxable investments held by the Fund.

     Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

TENDER OPTION BONDS

     The Tax-Exempt Fund may purchase tender option bonds and similar securities. A tender option bond generally has a long maturity and bears interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, and is coupled with an agreement by a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, usually upon not more than seven days notice or at periodic intervals, to tender their securities to the institution and receive the face value of the securities. In providing the option, the financial institution receives a fee that reduces the fixed rate of the underlying bond and results in a Fund effectively receiving a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Fleet will monitor, on an ongoing basis, the creditworthiness of the issuer of the tender option bond, the financial institution providing the option, and any custodian holding the underlying long-term bond. The bankruptcy, receivership or default of any of the parties to a tender option bond will adversely affect the quality and marketability of the security.

CUSTODIAL RECEIPTS AND CERTIFICATES OF PARTICIPATION

     Securities acquired by the Rhode Island Municipal Bond Fund may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Fund may also purchase from time to time certificates of participation that, in the opinion of counsel to the issuer, are exempt from federal income tax. A certificate of participation gives the Fund an undivided interest in a pool of Municipal Securities held by a bank. Certificates of participation may have fixed, floating or variable rates of interest. If a certificate of participation is unrated, Fleet will have determined that the instrument is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by Galaxy's Board of Trustees. For certain certificates of participation, the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

     Each Fund, except the U.S. Treasury Fund, may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet and/or Oechsle. No Fund will enter into repurchase agreements with Fleet or Oechsle or any of their affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to each Fund's 10% limit (15% with respect to the Growth and Income Fund) on illiquid securities described below under "Investment Limitations."

     The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Income on repurchase agreements is taxable. Investments by each of the Tax-Exempt Fund and Rhode Island Municipal Bond Fund in repurchase agreements will be, under normal market conditions, subject to a 20% overall limit on taxable obligations.

     The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to a repurchase agreement will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     Each Fund, except the U.S. Treasury and Tax-Exempt Funds may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING

     Each Fund, except the U.S. Treasury and Tax-Exempt Funds, may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Funds would be invested in high quality, short-term "money market" instruments. Loans will generally be short-term (except in the case of the Growth and Income Fund which may loan its securities on a long-term or short-term basis or both), will be made only to borrowers deemed by Fleet and/or Oechsle to be of good standing and only when, in Fleet's and/or Oechsle's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

     With the exception of the Money Market and U.S. Treasury Funds, each Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method, provided, however, that the Tax-Exempt Fund may only invest in securities of other investment companies which invest in high quality short-term Municipal Securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Equity Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. The Funds will invest in other investment companies primarily for the purpose of investing their short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Growth and Income Fund may invest exclusively in one other investment company similar to the Fund.

     Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Except as provided above with respect to the Growth and Income Fund, securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds, other investment portfolios of Galaxy, or any other investment companies advised by Fleet or Oechsle.

REITS

     The Asset Allocation, Growth and Income and International Equity Funds may invest up to 10% of their respective net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

DERIVATIVE SECURITIES

     Each Fund except the Money Market, U.S. Treasury and Tax-Exempt Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, municipal bond index and interest rate futures, put and call options, stock index futures and options, indexed securities and swap agreements, foreign currency exchange contracts and certain asset-backed and mortgage-backed securities.

     Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

     Fleet and/or Oechsle will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how such securities will be used in furtherance of the Funds' investment objectives. It is possible, however, that Fleet's and/or Oechsle's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities. Further discussion of particular types of derivative securities follows.

     PUT AND CALL OPTIONS -- ASSET ALLOCATION FUND. The Asset Allocation FUND may purchase put options and call options on securities and securities indices. A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration of the option. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indexes, except that a Fund may not write covered call options on an index. A Fund may not purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options does not exceed 5% of its total assets. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

     In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

     In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. The amount of this asset will be subsequently marked-to-market to reflect the current value of the option purchased. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.

     There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. Moreover, regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than their underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     COVERED CALL OPTIONS -- ASSET ALLOCATION AND INTERNATIONAL EQUITY FUNDS. To further increase return on their portfolio securities, in accordance with their respective investment objectives and policies, the Asset Allocation and International Equity Funds may engage in writing covered call options (options on securities owned by a Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Funds may not exceed 25% of the value of their respective net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit. A Fund will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Such options will normally be written on underlying securities as to which Fleet and/or Oechsle does not anticipate significant short-term capital appreciation.

     The Funds may write listed covered call options. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and obligates the writer to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may be offset by a decline in the market price of the underlying security during the option period.

     A Fund may terminate its obligation to sell prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidating purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline of the underlying security during such period. A Fund will write an option on a particular security only if Fleet and/or Oechsle believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

     When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included as a deferred credit in the liability section of the Fund's statement of assets and liabilities. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale price, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security from its portfolio and purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are treated as short-term capital losses.

     OPTIONS ON FOREIGN STOCK INDEXES -- INTERNATIONAL EQUITY FUND. The International Equity Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times -- Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange).

     Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

     The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the International Equity Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund realizes a gain or loss from the purchase or writing of options on an index is dependent upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to Fleet's and/or Oechsle's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. The Fund will engage in stock index options transactions that are determined to be consistent with its efforts to control risk.

     When the Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian or with a foreign sub-custodian in which the Fund will deposit cash or other liquid assets in an amount equal to the market value of the option, and will maintain the account while the option is open.

     OPTIONS AND FUTURES CONTRACTS - GROWTH AND INCOME FUND. The Growth and Income Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. The Fund may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges (see "Options on Foreign Stock Indexes -- International Equity Fund" above) and options not traded on exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

     Options and futures can be volatile investments, and involve certain risks. If Fleet applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower the Fund's individual return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

     The Fund will not hedge more than 20% of its total assets by selling futures, buying puts, and writing calls under normal conditions. The Fund will not buy futures or write puts whose underlying value exceeds 20% of its total assets, and will not buy calls with a value exceeding 5% of its total assets.

     FUTURES CONTRACTS - SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME, HIGH QUALITY BOND AND RHODE ISLAND MUNICIPAL BOND FUNDS. The Rhode Island Municipal Bond Fund may purchase and sell municipal bond index futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

     The Short-Term Bond, Intermediate Government Income, High Quality Bond and Rhode Island Municipal Bond Funds may enter into contracts (both purchase and sale) for the future delivery of fixed income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.

     The Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which a Fund holds or intends to purchase. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which the Funds intend to purchase will require an amount of cash or other liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. The Funds will limit their hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by a Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of a Fund's total assets may be covered by such contracts.

     Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by the Funds are subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, the Funds may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. Any income from investments in futures contracts will be taxable. Additional information concerning futures transactions, including special rules regarding the taxation of such transactions, is contained in Appendix B.

     STOCK INDEX FUTURES, SWAP AGREEMENTS, INDEXED SECURITIES AND OPTIONS - GROWTH AND INCOME FUND. The Growth and Income Fund may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts for the purposes of managing cash flows into and out of its portfolio and potentially reducing transaction costs, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Fund's total assets. The Fund will not purchase options to the extent that more than 5% of the value of its total assets would be invested in premiums on open put option positions. In addition, the Fund does not intend to invest more than 5% of the market value of its total assets in each of the following: futures contracts, swap agreements, and indexed securities. When the Fund enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by the Fund. The Fund may not use stock index futures contracts and options for speculative purposes.

     There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

     As a means of reducing fluctuations in the net asset value of shares of the Fund, the Fund may attempt to hedge all or a portion of its portfolio through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. A purchased put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving the Fund the right to make delivery of stock at a specified price, a put option on a stock index gives the Fund, as holder, the right to receive an amount of cash upon exercise of the option.

     The Fund may also write covered call options. As the writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

     The Fund may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in its portfolio; and (3) sell listed call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or have segregated cash in the amount of any such additional consideration). The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. The Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

     In general, option contracts are closed out prior to their expiration. The Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or liquid portfolio securities approximately equal to 5% - 10% of the contract value. This amount is known as "initial margin," and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins," and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market." The Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because the initial margin resembles a performance bond or good-faith deposit on the contract, it is returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since the margin employed in futures contracts does not involve the borrowing of funds to finance the transaction.

     The Fund will not enter into futures contracts if, immediately thereafter, the sum of its initial margin deposits on open contracts exceed 5% of the market value of its total assets. Further, the Fund will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, the Fund may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

     The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

     As one way of managing its exposure to different types of investments, the Growth and Income Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Short-Term Bond, Asset Allocation, Growth and Income and International Equity Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date, which may be any fixed number of days from the date of the contract, and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Forward foreign currency exchange contracts also allow the Funds to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to a Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

     A Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position.

     Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS

     The Short-Term Bond, Asset Allocation, Growth and Income and International Equity Funds may invest in ADRs and EDRs. The Growth and Income and International Equity Funds may also invest in GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities. If a Fund invests in an unsponsored ADR, EDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations -- Foreign Securities."

ASSET-BACKED SECURITIES

     The Money Market, Short-Term Bond, Intermediate Government Income, High Quality Bond, Rhode Island Municipal Bond and Asset Allocation Funds may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved.

     Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

     Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MORTGAGE-BACKED SECURITIES

     The Short-Term Bond, Intermediate Government Income, High Quality Bond, Rhode Island Municipal Bond and Asset Allocation Funds may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

     Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

MORTGAGE DOLLAR ROLLS

     The Short-Term Bond, Intermediate Government Income, High Quality Bond and Asset Allocation Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Funds. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

     For financial reporting and tax purposes, the Funds propose to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES

     The Asset Allocation, Growth and Income and International Equity Funds may from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

     Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's and/or Oechsle's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet and/or Oechsle considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

     The Growth and Income Fund may invest in convertible bonds rated "BB" or higher by S&P or Fitch IBCA, or "Ba" or higher by Moody's at the time of investment. Securities rated "BB" by S&P or Fitch IBCA or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or not determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than higher-rated, lower-yielding bonds. Fleet will attempt to reduce the risks described above through diversification of the Fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" after the Fund has purchased it, the Fund is not required to eliminate the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Fund does not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories of S&P, Moody's and Fitch IBCA is contained in Appendix A to this Statement of Additional Information.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

     Each Fund except the Asset Allocation Fund may purchase eligible securities on a "when-issued" basis. The Short-Term Bond, Intermediate Government Income, High Quality Bond and Rhode Island Municipal Bond Funds may purchase or sell securities on a "forward commitment" basis. Each Fund except the Asset Allocation and International Equity Funds may also purchase eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.

     A Fund may dispose of a commitment prior to settlement if Fleet or Oechsle, as the case may be, deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

     When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected in the event its commitment to purchase forward commitments, commitments to purchase when-issued securities or commitments to purchase securities on a delayed settlement basis exceeded 25% of the value of its assets.


     When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

STRIPPED OBLIGATIONS

     To the extent consistent with its investment objective, the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Galaxy's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

GUARANTEED INVESTMENT CONTRACTS

     The Money Market, Short-Term Bond, Intermediate Government Income, High Quality Bond and Rhode Island Municipal Bond Funds may invest in guaranteed investment contracts ("GICs") issued by United States and Canadian insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

BANK INVESTMENT CONTRACTS

     The Short-Term Bond, Intermediate Government Income, High Quality Bond and Rhode Island Municipal Bond Funds may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

PORTFOLIO SECURITIES GENERALLY

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation. The Board of Trustees or Fleet may determine that it is appropriate for the Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission ("SEC").

PORTFOLIO TURNOVER

     Each Fund may sell a portfolio investment soon after its acquisition if Fleet and/or Oechsle believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for federal income tax purposes.


                             INVESTMENT LIMITATIONS

     In addition to each Fund's investment objective as stated in the Prospectus, the following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous").

               Each of the Money Market, U.S. Treasury and Tax-Exempt Funds may not:

                    1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, (ii) each Fund, except the U.S. Treasury Fund, may enter into repurchase agreements with respect to portfolio securities, and (iii) the Money Market Fund may lend portfolio securities against collateral consisting of cash or securities that are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

                    2. Purchase foreign securities, except that the Money Market Fund may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks.

                    3. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

                    4. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                    5. Purchase or sell real estate; except that the Money Market and U.S. Treasury Funds may purchase securities that are secured by real estate, and the Money Market Fund may purchase securities of issuers which deal in real estate or interests therein; and except that the Tax-Exempt Fund may invest in Municipal Securities secured by real estate or interests therein; however the Funds will not purchase or sell interests in real estate limited partnerships.

                    6. Purchase or sell commodities or commodity contracts or invest in oil, gas or other mineral exploration or development programs or mineral leases.

                    7. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

                    8. Invest in companies for the purpose of exercising management or control.

                    9. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization or acquisition of assets;

                          provided, however, that the Tax-Exempt Fund may acquire such securities in accordance with the 1940 Act.

                    10. Purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer (the "5% limitation"), except that up to 25% of the value of its total assets may be invested without regard to the 5% limitation; notwithstanding the foregoing restriction, each Fund may invest without regard to the 5% limitation in U.S. Government obligations and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule.

     With respect to Investment Limitation No. 10 above, (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations; and
(d) no Fund intends to acquire more than 10% of the outstanding voting securities of any one issuer.

               Each of the Money Market and U.S. Treasury Funds may not:

                    11. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of a Fund's total assets at the time of such borrowing (provided that the Money Market Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements with respect to the Money Market Fund) in excess of 5% of its total assets are outstanding.

                    12. Invest more than 10% of the value of its total assets in illiquid securities, including, with respect to the Money Market and U.S. Treasury Funds, repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

     With respect to Investment Limitation No. 11 above, the Money Market Fund intends to limit any borrowings, including reverse repurchase agreements, to not more than 10% of the value of its total assets at the time of such borrowing.

     With respect to Investment Limitation No. 12 above, each Fund intends to limit investments in illiquid securities to not more than 10% of the value of its net assets.

               The Money Market Fund may not:

                    13. Purchase any securities other than "money-market" instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits not in excess of 5% of the value of its total assets at the time of deposit and may make time deposits.

               The Tax-Exempt Fund may not:

                    14. Borrow money or issue senior securities, except that the Fund may borrow from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase any portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

                    15. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days and other securities which are not readily marketable.

                    16. Purchase any securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to securities issued or guaranteed by the United States, any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions.

                    17. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

     With respect to Investment Limitation No. 15, The Tax Exempt Fund intends to limit investments in illiquid securities to not more than 10% of the value of its net assets.

     The Short-Term Bond, Intermediate Government Income and High Quality Bond Funds may not:

                    18. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and
                         (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

                    19. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that each Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

                    20. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

                    21. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

                    22. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

                    23. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                    24. Purchase or sell real estate; except that each Fund may purchase securities that are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

                    25. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that each Fund may enter into interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act; and further provided that the Short-Term Bond Fund may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies.

                    26. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

                    27. Invest in companies for the purpose of exercising management or control.

                    28. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that each Fund may acquire such securities in accordance with the 1940 Act.


     With respect to Investment Limitation No. 19 above, (a) each of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls entered into by one of these Funds that are not accounted for as financings shall not constitute borrowings.

     With respect to Investment Limitation No. 21 above, neither the Short-Term Bond Fund, Intermediate Government Income Fund nor High Quality Bond Fund intends to acquire more than 10% of the outstanding voting securities of any one issuer.

               In addition to the above limitations:

                    29. The Funds, with the exception of the Short-Term Bond Fund, may not purchase foreign securities, except that the Funds may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks; and provided, however, that the Funds may also purchase obligations of Canadian Provincial Governments in accordance with each Fund's investment objective and policies.

               The Rhode Island Municipal Bond Fund may not:

                    30. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and
                         (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

                    31. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

                    32. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

                    33. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to securities issued or guaranteed by the U.S. Government, any state, territory or possession of the U. S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.

                    34. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

                    35. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                    36. Purchase or sell real estate; except that the Fund may invest in Municipal Securities secured by real estate or interests therein; however, the Fund will not purchase or sell interests in real estate limited partnerships.

                    37. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that the Fund may enter into municipal bond index futures contracts and interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act.

                    38. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

                    39. Invest in companies for the purpose of exercising management or control.

                    40. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act.

                    41. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

                    42. Purchase foreign securities, except that the Fund may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks.

                    43. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 50% of the value of its total assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer.


     With respect to Investment Limitation No. 31 above, the Rhode Island Municipal Bond intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing.

         With respect to Investment Limitation No. 43 above, the Rhode Island Municipal Bond Fund does not intend to acquire 10% or more of the outstanding voting securities of any one issuer.

               The Asset Allocation and International Equity Funds may not:

                    44. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and
                         (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

                    45. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Funds may borrow pursuant to reverse repurchase agreements in accordance with their investment policies and in amounts not in excess of 33% of the value of their respective total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

                    46. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, securities which are restricted as to transfer in their principal market (with respect to the International Equity Fund), non-negotiable time deposits and other securities which are not readily marketable.

                    47. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

                    48. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

                    49. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                    50. Purchase or sell real estate; except that each Fund may purchase securities that are secured by real estate, and the Funds may purchase securities of issuers which deal in real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

                    51. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that the Funds may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies.

                    52. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that each Fund may write covered call options with respect to its portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and further provided that
                         (i) the Funds may purchase put and call options to the extent permitted by their investment objectives and policies.

                    53. Invest in companies for the purpose of exercising management or control.

                    54. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Funds may acquire such securities in accordance with the 1940 Act.


     With respect to Investment Limitation No. 45 above, (a) each of the Asset Allocation and International Equity Funds intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls entered into by the Asset Allocation Fund that are not accounted for as financings shall not constitute borrowings.


     With respect to Investment Limitation No. 47 above, each of the Asset Allocation and International Equity Funds does not intend to acquire more than 10% of the outstanding voting securities of any one issuer.

               The Growth and Income Fund may not:

                    55. Borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, such Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings.

                    56. With respect to 75% of the value of its total assets, invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

                    57. Sell any securities short or purchase any securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. A deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

                    58. Issue senior securities except that the Fund may borrow money or engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed; and except to the extent that the Fund may enter into futures contracts. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

                    59. Mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, the Fund may only mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of purchase. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to: (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts. Margin deposits from the purchase and sale of futures contracts and related options are not deemed to be a pledge.

                    60. Purchase or sell real estate or real estate limited partnerships, although the Fund may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

                    61. Purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

                    62. Underwrite any issue of securities, except as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

                    63. Lend any of its assets except that the Fund may lend portfolio securities up to one-third the value of its total assets. This limitation shall not prevent the Fund from purchasing or holding money market instruments, repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or certain debt instruments as permitted by its investment objective, policies and limitations or Galaxy's Declaration of Trust.

                    64. Invest 25% of more of the value of its total assets in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities). However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

     The following investment policies with respect to the Growth and Income Fund may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations become effective:

                    65. The Fund may not invest more than 15% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain securities which meet the criteria for liquidity as established by the Board of Trustees).

                    66. The Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

                         The Fund will purchase the securities of other investment companies only in open market transactions involving only customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by the Fund in shares of another investment company would be subject to such duplicate expenses.

                    67. The Fund may not purchase or retain the securities of any issuer if the officers and Trustees of Galaxy or Fleet, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

                    68. The Fund may not purchase or sell interests in oil, gas, or mineral exploration or development programs or leases; except that the Fund may purchase the securities of issuers which invest in or sponsor such programs.

                    69. The Fund may not purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

                    70. The Fund may not write call options on securities, unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Fund may not write call options in excess of 5% of the value of its total assets.

                    71. The Fund may not invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor.

                    72. The Fund may not invest in companies for the purpose of exercising management or control.

                    73. The Fund may not invest more than 5% of its net assets in warrants. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

     In addition to the foregoing limitations, (a) the Money Market, U.S. Treasury, Short-Term Bond, Intermediate Government Income, High Quality Bond, Asset Allocation, Growth & Income and International Equity Funds may not purchase securities that would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry;

provided, however, that (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or, with respect to the Money Market Fund, by domestic banks or by U.S. branches of foreign banks that are subject to the same regulation as domestic banks; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.

     The Growth and Income Fund intends to invest in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit its investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees to be liquid, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

     Except as stated otherwise, a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

     Each of the Money Market, U.S. Treasury and Tax-Exempt Funds may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations as set forth in the Prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, each Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act which regulates money market funds. In accordance with Rule 2a-7, the Money Market Fund is subject to the 5% limitation contained in Investment Limitation No. 10 above as to all of its assets; however in accordance with such Rule, the Money Market Fund will be able to invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, provided that the Fund may not hold more than one such investment at any one time. Adherence by a Fund to the diversification requirements of Rule 2a-7 is deemed to constitute adherence to the diversification requirements of Investment Limitation No. 10 above. Each of the Money Market, U.S. Treasury and Tax-Exempt Funds will determine the effective maturity of its respective investments, as well as its ability to consider a security as having received the requisite short-term ratings by Rating Agencies, according to Rule 2a-7. A Fund may change these operating policies to reflect changes in the laws and regulations without the approval of its shareholders.

     Each Fund except the U.S. Treasury Fund and Rhode Island Municipal Bond Fund may purchase Rule 144A securities Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Investment by a Fund in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's limitation on purchases of illiquid securities described above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.


                        VALUATION OF PORTFOLIO SECURITIES

VALUATION OF THE MONEY MARKET, U.S. TREASURY AND TAX-EXEMPT FUNDS

     Galaxy uses the amortized cost method of valuation to value shares of the Money Market, U.S. Treasury and Tax-Exempt Funds. In order to use the amortized cost method, the Funds comply with the various quality and maturity restrictions specified in Rule 2a-7 promulgated under the 1940 Act. Pursuant to this method, a security is valued at its initial acquisition cost, as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by or under the direction of Galaxy's Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the security. The value of securities in each of these Funds can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

     The Funds invest only in instruments that meet the applicable quality requirements of Rule 2a-7 and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a stable net asset value per share, provided that none of the Funds will purchase any security deemed to have a remaining maturity (as defined in the 1940 Act) of more than 397 days nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Galaxy's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

VALUATION OF THE SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME, HIGH QUALITY BOND AND RHODE ISLAND MUNICIPAL BOND FUNDS

     The assets of the Short-Term Bond, Intermediate Government Income, High Quality Bond and Rhode Island Municipal Bond Funds are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.


VALUATION OF THE ASSET ALLOCATION AND GROWTH AND INCOME FUNDS


         In determining market value, the assets in the Asset Allocation and Growth and Income Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price. See "Valuation of International Equity Fund" below for a description of the valuation of certain foreign securities held by these Funds.

VALUATION OF THE INTERNATIONAL EQUITY FUND

     In determining market value, the International Equity Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of Galaxy's Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a remaining maturity of 60 days or less are valued based upon the amortized cost method. All other securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established in good faith by the Board of Trustees. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

     Certain of the securities acquired by the International Equity Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares in each Fund are sold on a continuous basis by Galaxy's distributor, Provident Distributors, Inc. ("PDI"). PDI is a registered broker/dealer with its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428. PDI has agreed to use appropriate efforts to solicit all purchase orders.

     BKB Shares will initially be issued in connection with the Reorganization. Following the Reorganization, BKB Shares will be available for purchase only by those shareholders who received BKB Shares in the Reorganization. BKB Shares of a Fund will convert to Retail A Shares of the same Fund on the first anniversary of the Reorganization, provided that the Board of Trustees of Galaxy has determined that such conversion is in the best interests of holders of BKB Shares.

OTHER PURCHASE INFORMATION - BKB SHARES AND RETAIL A SHARES

     On a business day (i.e. a day when the New York Stock Exchange (the "Exchange") is open for trading) when the Stock Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that business day.

APPLICABLE SALES CHARGE - RETAIL A SHARES

     The public offering price for Retail A Shares of the Funds (other than Retail A Shares of the Money Market, U.S. Treasury and Tax-Exempt Funds which are sold without a sales charge) is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge as described in the Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $500,000 or more. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:


                                                     REALLOWANCE TO
                                                        DEALERS
                                                       AS A % OF
                                                    OFFERING PRICE
AMOUNT OF TRANSACTION                                  PER SHARE
---------------------                                  ---------
Less than $50,000                                       3.25
$50,000 but less than $100,000                          3.00
$100,000 but less than $250,000                         2.50
$250,000 but less than $500,000                         2.00
$500,000 and over                                       0.00

     The appropriate reallowance to dealers will be paid by PDI to broker-dealer organizations which have entered into agreements with PDI. The reallowance to dealers may be changed from time to time.

     Certain affiliates of Fleet may, at their own expense, provide additional compensation to broker-dealer affiliates of Fleet and to other unaffiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

     In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. In addition to the sales charge waivers described in the Prospectus, no sales charge is assessed on purchases of Retail A Shares of the Funds by the following categories of investors or in the following types of transactions:

      - purchases by directors, officers and employees of broker-dealers having agreements with PDI pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

      - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

      - purchases by officers, directors, employees and retirees of FleetBoston Financial Corporation and any of its affiliates and members of their immediate families;

      - purchases by officers, directors, employees and retirees of PFPC Inc. and members of their immediate families;

      - purchases by persons who are also plan participants in any employee benefit plan which is the record or beneficial holder of Trust Shares of the Funds or any of the other portfolios offered by Galaxy;

      - purchases by institutional investors, including but not limited to bank trust departments and registered investment advisers;

      - purchases by clients of investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Retail A Shares are purchased;

      - purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Galaxy by the broker-dealer; and

      - purchases prior to July 1, 1999 by former deposit customers of financial institutions (other than registered broker-dealers) acquired by FleetBoston Financial Corporation in February 1998.

         COMPUTATION OF OFFERING PRICE - RETAIL A SHARES

     An illustration of the computation of the offering price per share of Retail A Shares of the Funds (other than the Money Market, U.S. Treasury and Tax-Exempt Funds), using the value of each Fund's net assets attributable to such Shares and the number of outstanding Retail A Shares of each Fund at the close of business on October 31, 1999 and the maximum front-end sales charge of 3.75%, is as follows:


                                                                     Short Term              Intermediate Government
                                                                      Bond Fund                    Income Fund
                                                                      ---------                    -----------
Net Assets...........................................                 $24,652,827                   $56,453,630

Outstanding Shares...................................                   2,499,555                     5,728,355

Net Asset Value Per Share............................                       $9.86                         $9.86

Sales Charge (3.75% of
the offering price)..................................                       $0.38                         $0.38

Offering Price to Public.............................                      $10.24                        $10.24
                                                                    High Quality             Rhode Island Municipal
                                                                      Bond Fund                     Bond Fund
                                                                      ---------                    -----------
Net Assets...........................................                 $42,905,576                   $19,833,264

Outstanding Shares...................................                   4,187,138                     1,914,494

Net Asset Value Per Share............................                      $10.25                        $10.36

Sales Charge (3.75% of
the offering price)..................................                       $0.40                         $0.40

Offering Price to Public.............................                      $10.65                        $10.76


                                                                Asset Allocation
                                                                      Fund
                                                                      ----
Net Assets...........................................                $389,077,216

Outstanding Shares...................................                  21,935,139

Net Asset Value Per Share............................                      $17.74

Sales Charge (3.75% of
the offering price)..................................                       $0.69

Offering Price to Public.............................                      $18.43


                                                                     Growth and
                                                                     Income Fund
                                                                     -----------
Net Assets...........................................                $232,110,404

Outstanding Shares...................................                  14,524,500

Net Asset Value Per Share............................                      $15.98

Sales Charge (3.75% of
the offering price)..................................                       $0.62

Offering Price to Public.............................                      $16.60

                                                                    International
                                                                     Equity Fund
                                                                     -----------

Net Assets...........................................                 $89,326,639

Outstanding Shares...................................                   4,282,082

Net Asset Value Per Share............................                      $20.86

Sales Charge (3.75% of
the offering price)..................................                       $0.81

Offering Price to Public.............................                      $21.67




                                      -61

QUANTITY DISCOUNTS

     Investors may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

     In order to obtain quantity discount benefits, an investor must notify PDI at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please contact PDI or your financial institution.

     RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where an investor's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of:
(a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

     LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by an investor on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

     PFPC Inc. ("PFPC"), Galaxy's administrator, will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the

Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect the investor's total purchases. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, PFPC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at PDI's direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

     QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

     REINSTATEMENT PRIVILEGE. Investors may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Funds or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Galaxy's transfer agent receives a reinstatement request and payment in proper form.

     Investors wishing to exercise this Privilege must submit a written reinstatement request to PFPC as transfer agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

     Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Code's "wash sale" rules.

     GROUP SALES. Members of qualified groups may purchase Retail A Shares of the Funds at the following group sales rates:

                                                                                                       REALLOWANCE
                                                                  TOTAL SALES CHARGE                   TO DEALERS
                                                                  ------------------                   ----------
                                                         AS A % OF              AS A % OF               AS A % OF
NUMBER OF QUALIFIED                                    OFFERING PRICE        NET ASSET VALUE         OFFERING PRICE
GROUP MEMBERS                                            PER SHARE              PER SHARE               PER SHARE
---------------------                                    ---------              ---------               ---------
50,000 but less than 250,000....................            3.00                   3.09                   3.00
250,000 but less than 500,000...................            2.75                   2.83                   2.75
500,000 but less than 750,000...................            2.50                   2.56                   2.50
750,000 and over................................            2.00                   2.04                   2.00

     To be eligible for the discount, a group must meet the requirements set forth below and be approved in advance as a qualified group by PDI. To receive the group sales charge rate, group members must purchase Retail A Shares directly from PDI in accordance with any of the procedures described in the Prospectus. Group members must also ensure that their qualified group affiliation is identified on the purchase application.

     A qualified group is a group that (i) has at least 50,000 members, (ii) was not formed for the purpose of buying Fund shares at a reduced sales charge,
(iii) within one year of the initial member purchase, has at least 1% of its members invested in the Funds or any of the other investment portfolios offered by Galaxy, (iv) agrees to include Galaxy sales material in publications and mailings to members at a reduced cost or no cost, and (v) meets certain other uniform criteria. PDI may request periodic certification of group and member eligibility. PDI reserves the right to determine whether a group qualifies for a quantity discount and to suspend this offer at any time.

                            REDEMPTION OF BKB SHARES

     Redemption orders are effected at the net asset value per share next determined after receipt of the order by PDI. On a business day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that business day. Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

     Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable;
(b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

     If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

                                INVESTOR PROGRAMS
                                -----------------

     The following information supplements the description in the Prospectus as to various Investor Programs available to holders of Retail A Shares and BKB Shares.


EXCHANGE PRIVILEGE -- RETAIL A SHARES AND BKB SHARES


     The minimum initial investment to establish an account in another Fund or portfolio by exchange is $2,500, unless (i) the Retail A Shares or BKB Shares being redeemed were purchased through a registered representative who is a Fleet Bank employee, in which event there is no minimum investment requirement, or
(ii) at the time of the exchange the investor elects, with respect to the Fund or portfolio into which the exchange is being made, to participate in Galaxy's Automatic Investment Program, in which event there is no minimum initial investment requirement, or in Galaxy's College Investment Program, in which event the minimum initial investment is generally $100.


     An exchange involves a redemption of all or a portion of the Retail A Shares or BKB Shares of a Fund and the investment of the redemption proceeds in Retail A Shares or BKB Shares of another Fund or, in the case of Retail A Shares, another portfolio offered by Galaxy or otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The shares of a Fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

     Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should call PFPC, Galaxy's transfer agent, at 1-877-BUY-GALAXY (1-877-289-4252). Customers of institutions should call their institution for such information. Investors exercising the exchange privilege into other portfolios should request and review these portfolios' prospectuses prior to making an exchange. Telephone 1-877-BUY-GALAXY (1-877-289-4252) for a prospectus or to make an exchange.

     In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

     For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

RETIREMENT PLANS

     Retail A Shares and BKB Shares of each Fund (except for the Tax-Exempt and Rhode Island Municipal Bond Funds) are available for purchase in connection with the following tax-deferred prototype retirement plans:


     INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS") (including traditional, Roth and Education IRAs and "roll-overs" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).


     SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPS"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.


     MULTI-EMPLOYEE RETIREMENT PLANS ("MERPS"), a retirement vehicle established by employers for their employees which is qualified under Section 401(k) and 403(b) of the Code. The minimum initial investment for a MERP is $500.


     KEOGH PLANS, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.


     Detailed information concerning eligibility and other matters related to these plans and the form of application is available from PFPC (call 1-877-BUY-GALAXY (1-877-289-4252)) with respect to IRAs, SEPs and Keogh Plans and from Fleet Securities, Inc. (call 1-800-221-8210) with respect to MERPs.


AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN -- RETAIL A SHARES AND BKB SHARES


     The Automatic Investment Program permits an investor to purchase Retail A Shares or BKB Shares of a Fund each month or each quarter. Provided an investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from the investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount, and Retail A Shares or BKB shares will be purchased, on a monthly or quarterly basis, on any Business Day designated by the investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.


     The Systematic Withdrawal Plan permits an investor to automatically redeem Retail A Shares or BKB Shares on a monthly, quarterly, semi-annual, or annual basis on any Business

Day designated by an investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to PFPC, Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases.


PAYROLL DEDUCTION PROGRAM -- RETAIL A SHARES AND BKB SHARES


     To be eligible for the Payroll Deduction Program, the payroll department of an investor's employer must have the capability to forward transactions directly through the ACH, or indirectly through a third party payroll processing company that has access to the ACH. An investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the investor's paycheck each pay period. Retail A Shares or BKB Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. An investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.


COLLEGE INVESTMENT PROGRAM -- RETAIL A SHARES AND BKB SHARES


     Galaxy reserves the right to redeem accounts participating in the College Investment Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. Investors participating in the College Investment Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Investment Program accounts and applications may be obtained from PFPC (call 1-877-BUY-GALAXY (1-877-289-4252)).


DIRECT DEPOSIT PROGRAM -- RETAIL A SHARES AND BKB SHARES


     Death or legal incapacity will terminate an investor's participation in the Direct Deposit Program. An investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate an investor's participation upon 30 days' notice to the investor.

                                      TAXES

IN GENERAL

     Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Code and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

     Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Bond and Equity Funds on December 31 of such year if such dividends are actually paid during January of the following year.

     It is the policy of each of the Tax-Exempt Fund and Rhode Island Municipal Bond Fund to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt-interest income and 90% of its investment company taxable income, if any. Dividends derived from exempt-interest income ("exempt-interest dividends") may be treated by a Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to a particular shareholder, exclusion would be disallowed.

     An investment in any one Fund is not intended to constitute a balanced investment program. Shares of the Tax-Exempt Fund and Rhode Island Municipal Bond Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Tax-Exempt Fund and

Rhode Island Municipal Bond Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or
(iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     In order for the Tax-Exempt Fund and Rhode Island Municipal Bond Fund to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of a Fund's portfolio must consist of exempt-interest obligations. Within 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes exempt-interest dividends with respect to such taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under
Section 103 of the Code received by the Fund over any amounts disallowed as deductions under Section 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year that qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

STATE AND LOCAL

     Exempt-interest dividends and other distributions paid by the Tax-Exempt Fund and Rhode Island Municipal Bond Fund may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     The U.S. Treasury Fund is structured to provide shareholders, to the extent permissible by federal and state law, with income that is exempt or excluded from taxation at the state and local level. Many states, by statute, judicial decision or administrative action, have taken the position that dividends of a regulated investment company, such as the Fund, that are attributable to interest on direct U.S. Treasury obligations or obligations of certain U.S. Government agencies, are the functional equivalent of interest from such obligations and are, therefore, exempt from state and local income taxes. Shareholders should consult their own tax advisers about the status of distributions from the Fund in their own state.

     Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

     The Rhode Island Municipal Bond Fund has received a ruling from the Rhode Island Division of Taxation to the effect that distributions by it to its shareholders are exempt from Rhode Island personal income taxation and the Rhode Island business corporation tax to the extent they are derived from (and designated by the Fund as being derived from) interest earned on Rhode Island Municipal Securities or obligations of the United States. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional shares of the Fund.

     The Rhode Island Municipal Bond Fund will be subject to the Rhode Island business corporation tax on its "gross income" apportioned to the State of Rhode Island. For this purpose, gross income does not include interest income earned by the Fund on Rhode Island Municipal Securities and obligations of the United States, capital gains realized by the Fund on the sale of certain Rhode Island Municipal Securities, and 50 percent of the Fund's other net capital gains.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

     The tax principles applicable to certain financial instruments and futures contracts and options that may be acquired by the Funds are complex and, in some cases, uncertain. Such investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

     Generally, futures contracts and options on futures contracts held by the Funds (as described above) (collectively, the "Instruments") at the close of their taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Fund has held the Instruments ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed.

     In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code.

MISCELLANEOUS

     Shareholders will be advised annually as to the federal income tax consequences and, with respect to shareholders of the Rhode Island Municipal Bond Fund, Rhode Island personal income tax consequences of distributions made each year.


                              TRUSTEES AND OFFICERS

     The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:



                                             Positions                  Principal Occupation
                                             With the                   During Past 5 Years
Name and Address and Age                     Galaxy Fund                and Other Affiliations
------------------------                     -----------                ----------------------
Dwight E. Vicks, Jr.                         Chairman & Trustee         President & Director, Vicks Lithograph &
Vicks Lithograph &                                                      Printing Corporation (book manufacturing
  Printing Corporation                                                  and commercial printing); Director, Utica
Commercial Drive                                                        First Insurance Company; Trustee, Savings
P.O. Box 270                                                            Bank of Utica; Director, Monitor Life
Yorkville, NY 13495                                                     Insurance Company; Director, Commercial
Age 66                                                                  Travelers Mutual Insurance Company;
                                                                        Trustee, The Galaxy VIP Fund; Trustee,
                                                                        Galaxy Fund II.

John T. O'Neill(1)                           President, Treasurer       Private Investor; Executive Vice President
28 Narragansett Bay Avenue                   & Trustee                  and CFO, Hasbro, Inc. (toy and game
Warwick, RI 02889                                                       manufacturer until December 31, 1999);
Age 55                                                                  Trustee, The Galaxy VIP Fund; Trustee,
                                                                        Galaxy Fund II.

                                      -71-



                                             Positions                  Principal Occupation
                                             With the                   During Past 5 Years
Name and Address and Age                     Galaxy Fund                and Other Affiliations
------------------------                     -----------                ----------------------
Louis DeThomasis                             Trustee                    President, Saint Mary's College of
Saint Mary's College                                                    Minnesota; Director, Bright Day Travel,
  of Minnesota                                                          Inc.; Trustee, Religious Communities Trust;
Winona, MN 55987                                                        Trustee, The Galaxy VIP Fund; Trustee,
Age 59                                                                  Galaxy Fund II.

Donald B. Miller                             Trustee                    Chairman, Horizon Media, Inc. (broadcast
10725 Quail Covey Road                                                  services); Director/Trustee, Lexington
Boynton Beach, FL 33436                                                 Funds; Chairman, Executive Committee,
Age 74                                                                  Compton International, Inc. (advertising
                                                                        agency); Trustee, Keuka College; Trustee,
                                                                        The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                        II.

James M. Seed                                Trustee                    Chairman and President, The Astra Projects,
The Astra Ventures, Inc.                                                Incorporated (land development); President,
One Citizens Plaza                                                      The Astra Ventures, Incorporated
Providence, RI 02903                                                    (previously, Buffinton Box Company -
Age 58                                                                  manufacturer of cardboard boxes);
                                                                        Commissioner, Rhode Island Investment
                                                                        Commission; Trustee, The Galaxy VIP
                                                                        Fund; Trustee, Galaxy Fund II.

Bradford S. Wellman(1)                       Trustee                    Private Investor; Vice President and
2468 Ohio Street                                                        Director, Acadia Management Company
Bangor, ME  04401                                                       (investment services); Director, Essex
Age 68                                                                  County Gas Company, until January 1994;
                                                                        Director, Maine Mutual Fire Insurance Co.;
                                                                        Member, Maine Finance Authority; Trustee,
                                                                        The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                        II.

                                      -72-




                                             Positions                  Principal Occupation
                                             With the                   During Past 5 Years
Name and Address and Age                     Galaxy Fund                and Other Affiliations
------------------------                     -----------                ----------------------
W. Bruce McConnel, III                       Secretary                  Partner of the law firm Drinker Biddle &
One Logan Square                                                        Reath LLP, Philadelphia, Pennsylvania.
18th and Cherry Streets
Philadelphia, PA 19103
Age 57

Jylanne Dunne                                Vice President and         Vice President, PFPC Inc., 1990 to present.
PFPC Inc.                                    Assistant Treasurer
4400 Computer Drive
Westborough, MA 01581-5108
Age 40

William Greilich                             Vice President             Vice President, PFPC Inc., 1991-96; Vice
PFPC Inc.                                                               President and Division Manager, PFPC Inc.,
4400 Computer Drive                                                     1996-present.
Westborough, MA 01581-5108
Age 46

--------------------------------

1. May be deemed to be an "interested person" within the definition set forth in Section 2(a)(19) of the 1940 Act.

     Effective May 28, 1999, each trustee receives an annual aggregate fee of $45,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $3,500 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to May 28, 1999, each Trustee was entitled to receive an annual aggregate fee of $40,000 for his services as a Trustee of the Trusts, plus an additional $2,500 for each in-person Galaxy Board meeting attended, with all other fees being as those currently in effect.

     Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans").

Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

     No employee of PFPC receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet or Oechsle, or any of its affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

     The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.




------------------------------------------------------------------------------------------------------------
                                                                    Pension or
                                                                    Retirement        Total Compensation
                                                                 Benefits Accrued    From Galaxy and Fund
                                       Aggregate Compensation     as Part of Fund      Complex *Paid to
      Name of Person/position                From Galaxy             Expenses              Trustees
------------------------------------------------------------------------------------------------------------

Bradford S. Wellman                            $39,395                 None                 $55,750
Trustee
------------------------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.                           $42,875                 None                 $60,500
Chairman and Trustee
------------------------------------------------------------------------------------------------------------
Donald B. Miller**                             $40,042                 None                 $56,500
Trustee
------------------------------------------------------------------------------------------------------------
Rev. Louis DeThomasis                          $37,643                 None                 $53,250
Trustee
------------------------------------------------------------------------------------------------------------
John T. O'Neill                                $41,813                 None                 $59,000
President, Treasurer
and Trustee
------------------------------------------------------------------------------------------------------------
James M. Seed**                                $39,355                 None                 $55,750
Trustee
------------------------------------------------------------------------------------------------------------

---------------------------------

* The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund II, which comprise a total of 43 separate portfolios.

** Deferred compensation (including interest) in the amounts of $43,939 and $65,944 accrued during Galaxy's fiscal year ended October 31, 1999 for Messrs. Miller and Seed, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

     The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

     With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.


                       INVESTMENT ADVISER AND SUB-ADVISER

     Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectus. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below.

     For the services provided and expenses assumed, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the following annual rates (i) with respect to the Money Market Fund and Tax-Exempt Fund, 0.40% of the average daily net assets of each Fund; (ii) with respect to the U.S. Treasury Fund, 0.40% of the first $750,000,000 of the Fund's average daily net assets plus 0.35% of the average daily net assets of the Fund in excess of $750,000,000; (iii) with respect to the Short-Term Bond, Intermediate Government Income, High Quality Bond, Rhode Island Municipal Bond, Asset Allocation, Growth and Income Funds, 0.75% of each Fund's average daily net assets; and (iv) with respect to the International Equity Fund, 1.15% of the first $50 million of the Fund's average daily net assets, plus 0.95% of the next $50 million of such assets, plus 0.85% of net assets in excess of $100 million.

     Fleet is currently waiving a portion of the advisory fees payable by the Money Market Fund and Tax-Exempt Fund in an amount equal to 0.05% of the average daily net assets of each Fund to the extent that a Fund's net assets exceed $750,000,000.

     Fleet is currently waiving a portion of the advisory fees payable to it by the Short-Term Bond, Intermediate Government Income, High Quality Bond and Rhode Island Municipal Bond Funds so that it is entitled to receive advisory fees at the annual rate of 0.55% of such Bond Fund's average daily net assets. Fleet may revise or discontinue this waiver at any time.

     During the last three fiscal years, Galaxy paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet as set forth below:



                                                                   FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                  1999               1998              1997
----                                                                  ----               ----              ----
Money Market(1)..............................................    $13,842,448        $11,668,106        $9,458,596
U.S. Treasury................................................     $4,011,663         $3,727,152        $3,439,391
Tax-Exempt...................................................     $2,320,683         $1,514,545        $1,275,727
Short-Term Bond(2)...........................................       $335,221          $ 390,913         $ 470,347
Intermediate Government Income(3)............................     $1,674,194         $1,582,909        $1,535,166
High Quality Bond(4).........................................     $1,544,510         $1,294,758        $1,089,506
Rhode Island Municipal Bond(5)...............................       $162,771           $ 60,214          $ 37,641
Asset Allocation.............................................     $5,338,301         $3,743,922        $2,313,863
Growth and Income............................................     $4,577,393         $3,701,722        $2,361,898
International Equity(6)......................................     $3,119,675         $2,480,868        $1,844,037

---------------

(1) For the fiscal years ended October 31, 1999, October 31, 1998, and October 31, 1997, Fleet waived advisory fees of $1,548,921, $1,238,301 and $922,657, respectively, with respect to the Money Market Fund.


(2) For the fiscal years ended October 31, 1999, October 31, 1998, and October 31, 1997, Fleet waived advisory fees of $121,931, $142,191 and $171,035, respectively, with respect to the Short-Term Bond Fund.


(3) For the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997, Fleet waived advisory fees of $608,798, $575,603 and $558,241, respectively, with respect to the Intermediate Government Income Fund.


(4) For the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997, Fleet waived advisory fees of $561,640, $470,821 and $396,183, respectively, with respect to the High Quality Bond Fund.

(5) For the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997, Fleet waived advisory fees of $86,559, $80,524 and $75,284 respectively, with respect to the Rhode Island Municipal Bond Fund.
(6) For the fiscal years ended October 31, 1999, October 31, 1998, and October 31, 1997, Fleet waived advisory fees of $1,216,531, $950,363 and $682,009, respectively, with respect to the International Equity Fund.

         During the last three fiscal years, Fleet reimbursed expenses as follows:


                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999             1998              1997
----                                                                    ----             ----              ----
Money Market.....................................................        $0             $   0             $      17
U.S. Treasury....................................................        $0             $   0             $  25,108
Tax-Exempt.......................................................      $2,099           $   0             $  15,751
Short-Term Bond Fund.............................................        $0             $  111            $   2,300
Intermediate Government Income Fund..............................        $0             $   0             $       0
High Quality Bond Fund...........................................        $0             $   0             $  28,489
Rhode Island Municipal Bond Fund.................................        $0             $   0             $     538
Asset Allocation.................................................        $0             $   0             $  19,254
Growth and Income................................................        $0             $150,727          $ 306,295
International Equity.............................................        $0             $   0             $  18,362

---------------

     The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

     The advisory agreement between Galaxy and Fleet with respect to the International Equity Fund provides that Fleet will provide a continuous investment program for the Fund, including research and management with respect to all securities and investments and cash equivalents in the Fund. In addition, the advisory agreement authorizes Fleet to engage a sub-adviser to assist it in the performance of its services. Pursuant to such authorization, Fleet has appointed Oechsle, a Delaware limited liability company with principal offices at One International Place, Boston, Massachusetts 02210, as the sub-adviser to the International Equity

Fund. The member manager of Oechsle is Oechsle Group, LLC. FleetBoston Financial Corporation owns approximately a 35% non-voting interest in Oechsle. As of December 31, 1999, Oechsle had discretionary management authority over approximately $19.1 billion in assets.

     Under its sub-advisory agreement with Fleet, Oechsle determines which securities and other investments will be purchased, retained or sold for the Fund; places orders for the Fund; manages the Fund's overall cash position; and provides Fleet with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with Oechsle in connection with the Fund's continuous investment program; approves lists of foreign countries recommended by Oechsle for investment; reviews the investment policies and restrictions of the Fund and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and Oechsle with information concerning relevant economic and political developments. Oechsle will provide services under this agreement in accordance with the Fund's investment objectives, policies and restrictions. Unless sooner terminated by Fleet or the Board of Trustees upon sixty days' written notice or by Oechsle upon ninety days' written notice, the sub-advisory agreement will continue in effect from year to year as long as such continuance is approved at least annually as described above.

     For the services provided and the expenses assumed pursuant to the sub-advisory agreement, Fleet pays a fee to Oechsle, computed daily and paid quarterly, at the annual rate of .40% of the first $50 million of the International Equity Fund's average daily net assets, plus .35% of average daily net assets in excess of $50 million.

     For the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997; Oechsle and /or its predecessor, Oechsle International Advisors, L.P., received sub-advisory fees of $1,728,153, $1,355,508 and $979,810, respectively, with respect to the International Equity Fund.

     Fleet and Oechsle are authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet or Oechsle or that have sold shares of the Funds, if Fleet or Oechsle, as the case may be, believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.


                                  ADMINISTRATOR

     PFPC (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp.

     PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the

Funds and the other portfolios offered by Galaxy with an October 31 fiscal year end, computed daily and paid monthly, at the following annual rates, effective September 10, 1998:

      COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
      ---------------------------------           -----------
      Up to $2.5 billion..........................   0.090%
      From $2.5 to $5 billion.....................   0.085%
      From $5 to $12 billion......................   0.075%
      From $12 to $15 billion.....................   0.065%
      From $15 to $18 billion.....................   0.060%
      Over $18 billion............................  0.0575%

     Prior to September 10, 1998, Galaxy paid PFPC administration fees based on the combined average daily net assets of the Funds and all other portfolios offered by Galaxy at the following annual rates:

      COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
      ---------------------------------           -----------
      Up to $2.5 billion..........................   0.090%
      From $2.5 to $5 billion.....................   0.085%
      Over $5 billion.............................   0.075%

In addition, PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services.

     From time to time, PFPC may waive voluntarily all or a portion of the administration fees payable to it by the Funds. For the fiscal year ended October 31, 1999, the Funds paid PFPC administration fees at the effective annual rate of 0.08% of such Fund's average daily net assets.

     During the last three fiscal years, PFPC received administration fees (net of fee waivers) as set forth below:


                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999             1998              1997
----                                                                    ----             ----              ----
Money Market. ...................................................    $2,885,072        $2,596,354       $2,118,433
U.S. Treasury....................................................      $779,542         $ 770,823        $ 720,691
Tax-Exempt.......................................................      $435,865         $ 304,716        $ 263,643
Short-Term Bond..................................................       $45,886          $ 57,228         $ 69,851
Intermediate Government Income...................................      $229,022         $ 231,595        $ 227,963
High Quality Bond................................................      $211,269         $ 189,406        $ 161,732
Rhode Island Municipal Bond......................................       $16,327          $ 15,172         $ 12,293
Asset Allocation.................................................      $533,921         $ 401,495        $ 253,881
Growth and Income................................................      $456,860         $ 413,204        $ 290,324
International Equity.............................................      $365,677         $ 305,871        $ 222,620



     During the last three fiscal years, PFPC waived administration fees as set forth below:


                                                                    FOR THE FISCAL YEAR ENDED
                                                                           OCTOBER 31:
FUND                                                                          1999                     1998     1997
----                                                                          ----                     ----     ----
Money Market...........................................................        $0                       $0       $0
U.S. Treasury..........................................................        $0                       $0       $0
Tax-Exempt.............................................................        $0                       $0       $0
Short-Term Bond........................................................        $0                       $0       $0
Intermediate Government Income.........................................        $0                       $0       $0
High Quality Bond......................................................        $0                       $0       $0
Rhode Island Municipal Bond............................................        $0                       $0       $0
Asset Allocation.......................................................        $0                       $0       $0
Growth and Income......................................................        $0                       $0       $0
International Equity...................................................        $0                       $0       $0


     Under the administration agreement between Galaxy and PFPC (the "Administration Agreement"), Investor Services Group has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration Agreement will remain in effect until May 31, 2001 and thereafter will continue from year to year upon annual approval of Galaxy's Board of Trustees.


                          CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement. Chase Manhattan may employ sub-custodians for the Funds for the purpose of providing custodial services for the Funds' foreign assets held outside the United States.

     Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan also serves as Galaxy's "foreign custody manager" (as that term is defined in Rule

17f-5 under the 1940 Act) and in such capacity employs sub-custodians for the Funds for the purpose of providing custodial services for the foreign assets of those Funds held outside the U.S. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

     PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.


                                    EXPENSES

     Fleet, Oechsle and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.


                             PORTFOLIO TRANSACTIONS

     Fleet or Oechsle will select specific portfolio investments and effect transactions for the Funds. Fleet seeks to obtain the best net price and the most favorable execution of orders. Fleet or Oechsle may, in its discretion, effect transactions in portfolio securities with dealers who provide research advice or other services to the Funds, Fleet or Oechsle. Fleet or Oechsle is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Fleet or Oechsle determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Fleet or Oechsle's overall responsibilities to the particular Fund and to Galaxy. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. The fees under the investment advisory agreements between Galaxy and Fleet and Fleet and Oechsle are not reduced by reason of receiving such brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Funds.

     During the fiscal year ended October 31, 1999, the following Funds paid soft dollar commissions as shown below:


       FUND                               COMMISSIONS
       ----                               -----------
       Asset Allocation..................   $154,620
       Growth and Income.................   $283,921
       International Equity..............    $27,519


     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

     The following Funds paid brokerage commissions as shown in the table below:


                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999             1998              1997
----                                                                    ----             ----              ----
Asset Allocation.............................................           $164,971         $225,758          $155,296
Growth and Income............................................           $305,533         $511,307          $851,919
International Equity.........................................         $1,047,761         $841,389          $851,919


     During the period February 1, 1998 through October 31, 1998 and the fiscal year ended October 31, 1999, certain Funds effected a portion of their portfolio transactions through Quick & Reilly Institutional Trading ("Quick & Reilly"), a division of Fleet Securities, Inc., which is an affiliate of Fleet. The table below discloses (1) the aggregate amount of commissions paid to Quick & Reilly by the Funds during the period ended October 31, 1998 and the fiscal year ended October 31, 1999, (2) the percentage of each Fund's aggregate brokerage commissions for the period ended October 31, 1998 and the fiscal year ended October 31, 1999 that was paid to Quick & Reilly, and (3) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Quick & Reilly during the period ended October 31, 1998 and the fiscal year ended October 31, 1999.


                                              FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998:
                                                                            % OF AGGREGATE
                                                  AGGREGATE % OF AGGREGATE     COMMISSION
FUND                                               AMOUNT     COMMISSIONS      TRANSACTIONS
----                                               -------    -----------      ------------
Asset Allocation..............................      $130,968      72.93%            78.11%
Growth and Income.............................      $118,050      32.53%            32.56%


                                                FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999:
                                                                              % OF AGGREGATE
                                                    AGGREGATE % OF AGGREGATE     COMMISSION
FUND                                                 AMOUNT    COMMISSIONS      TRANSACTIONS
----                                                 -------   -----------      ------------
Asset Allocation..............................      $141,443      85.74%            88.69%
Growth and Income.............................      $129,843      42.50%            47.05%


     Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

     Debt securities purchased or sold by the Money Market, U.S. Treasury, Tax-Exempt, Short-Term Bond, Intermediate Government Income, High Quality Bond and Rhode Island Municipal Bond Funds are generally traded in over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes and underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealers' mark-up or mark-down.

     Each Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Money Market, U.S. Treasury and Tax-Exempt Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but since brokerage commissions are normally not paid on money market instruments, it should not have a material effect on the net income of any of these Funds. Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Oechsle, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

     Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. At October 31, 1999: (1) the Money Market Fund held securities issued by Associates Corp. of North America in the aggregate value of $149,676,111, and securities issued by J.P. Morgan & Co. with a value of $99,778,194; (2) the Short Term Bond Fund held securities of Associates Corp. of North America with a value of $975 and securities of Chase Manhattan with a value of $6,805,000; (3) the Intermediate Government Income Fund held securities of Chase Manhattan Auto Owner Trust with a value of $2,884,205 and of Chase Manhattan with a value of $387,000; (4) the High Quality Bond Fund held securities of Associates Corp. of North America with an aggregate value of $4,030,000, of Goldman Sachs Group with a value of $1,109,663, of Chase Manhattan Auto Owner Trust with a value of $2,211,224 and of Chase Manhattan with a value of $4,220,000; (5) the Asset Allocation Fund held common stock of Chase Manhattan Corp. with a value of $7,426,875 and a senior note of Associates Corp. of North America with a value of $3,254,062; (6) the Growth and Income Fund held common stock of Chase Manhattan Corp. with a value of $8,388,000, common stock of J.P. Morgan & Co., Inc. with a value of $7,067,250, and was party to a repurchase agreement with Chase Manhattan Bank with a value of $43,135,000; and (7) the International Equity Fund was party to a repurchase agreement with Chase Manhattan Bank with a value of $28,704,000. Associates Corp. of North America, J.P. Morgan, & Co., Chase Manhattan and the Goldman Sachs Group are considered to be "regular brokers or dealers" of Galaxy.

     Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet or Oechsle. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet or Oechsle believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet or Oechsle may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.


                           SHAREHOLDER SERVICES PLANS

BKB SHARES

     Galaxy has adopted a Shareholder Services Plan (the "BKB Plan") pursuant to which it intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain shareholder liason and/or administrative support services to customers who are the beneficial owners of BKB Shares. Such services are provided to customers who are the beneficial owners of BKB Shares and are intended to supplement the services provided by PFPC as administrator and transfer agent to the shareholders of record of BKB Shares. The BKB Plan provides that Galaxy will pay fees for such services at the following annual rates: (i) with respect to the Money Market, U.S. Treasury and Tax-Exempt Funds, up to .25% of the average daily net asset value of BKB Shares owned by customers, (ii) with respect to the Short-Term Bond, Intermediate Government Income, High Quality Bond and Rhode Island Municipal Bond Funds, up to .30% of the average daily net asset value of BKB Shares owned by customers, and (iii) with respect to the Asset Allocation, Growth and Income and International Equity Funds, up to .50% of the average daily net asset value of BKB Shares owned beneficially by customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with PDI; processing dividend payments from a Fund; providing sub-accounting with respect to BKB Shares or the information necessary for sub-accounting; and providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: providing customers with information as to their positions in BKB Shares; responding to customer inquiries; and providing a service to invest the assets of customers in BKB Shares.


     Galaxy intends to limit the payment under any servicing agreements for each Fund to an aggregate annual fee of not more than: (i) with respect to the Money Market, U.S. Treasury and Tax-Exempt Funds, .10% of the average daily net asset value of the BKB Shares of each Fund beneficially owned by customers of institutions, (ii) with respect to the Short-Term Bond,

Intermediate Government Income, High Quality Bond and Rhode Island Municipal Bond Funds, .15% of the average daily net asset value of the BKB Shares of each Fund beneficially owned by customers of institutions, and (iii) with respect to the Asset Allocation, Growth and Income and International Equity Funds, .30% of the average daily net asset value of the BKB Shares of the Fund beneficially owned by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of BKB Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the BKB Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in BKB Shares.

     Each Servicing Agreement between Galaxy and a Service Organization relating to the BKB Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agree to waive a portion of the servicing fee payable to it under the BKB Plan to the extent necessary to ensure that the fees required to be accrued with respect to the BKB Shares of such Funds on any day do not exceed the income to be accrued to such BKB Shares on that day.

     Galaxy's Servicing Agreements are governed by the BKB Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of BKB Shares of each Fund. Pursuant to the BKB Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of BKB Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

RETAIL A SHARES

     Galaxy has adopted a separate Shareholder Services Plan (the "Retail A Plan") pursuant to which it intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain shareholder liason and/or administrative support services to customers who are the beneficial owners of Retail A Shares. Such services are provided to customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by PFPC as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at the following annual rates: (i) with respect to the Money Market, U.S. Treasury and Tax-Exempt Funds, up to .25% of the average daily net asset value of BKB Shares owned by customers, (ii) with respect to the Short-Term Bond, Intermediate Government Income, High Quality Bond and Rhode Island Municipal Bond Funds, up to .30% of the average daily net asset value of BKB Shares owned by customers, and (iii) with respect to the Asset Allocation, Growth and Income and International Equity Funds, up to .50% of the average daily net asset value of Retail A Shares owned beneficially by customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with PDI; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: providing customers with information as to their positions in Retail A Shares; responding to customer inquiries; and providing a service to invest the assets of customers in Retail A Shares.

     Although the Retail A Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Statement of Additional Information, Galaxy has entered into servicing agreements under the Retail A Plan only with respect to Retail A Shares of the Funds and limiting payments under these servicing agreements for each Fund to an annual aggregate fee of not more than (i) with respect to the Money Market, U.S. Treasury and Tax-Exempt Funds, .10% of the average daily net asset value of the Retail A Shares of each Fund beneficially owned by customers of institutions, (ii) with respect to the Short-Term Bond, Intermediate Government Income, High Quality Bond and Rhode Island Municipal Bond Funds, .15% of the average daily net asset value of BKB Shares beneficially owned by customers of institutions, and (iii) with respect to the Asset Allocation, Growth and Income and International Equity Fund, .30% of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of Retail A Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Retail A Shares. As of October 31, 1999, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates.

     Each Servicing Agreement between Galaxy and a Service Organization relating to the Retail A Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agree to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

     During the last three fiscal years, Galaxy made payments to Service Organizations with respect to Retail A Shares as shown in the table below:


                                                      FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                 1999             1998              1997
----                                                 ----             ----              ----
Money Market..................................   $2,222,784        $2,057,474       $1,430,359
U.S. Treasury.................................   $  590,338        $  569,986       $  507,400
Tax-Exempt....................................   $  169,840        $  163,842       $  133,048
Short-Term Bond...............................   $   37,626        $   41,334       $   43,131
Intermediate Government Income................   $   87,475        $   97,753       $  102,805
High Quality Bond(1)..........................   $   59,319        $   52,525       $   35,749
Rhode Island Municipal Bond...................   $      0          $     0          $     0
Asset Allocation..............................   $ 1,052,492       $  763,611       $  412,384
Growth and Income(1)..........................   $   426,269       $  472,627       $  324,069
International Equity..........................   $   204,149       $  191,712       $  102,465



      (1) Expense reimbursements for the year ended October 31, 1999, were $6,771 for High Quality Bond Fund and $252,526 for Growth and Income Fund.


     Galaxy's Servicing Agreements are governed by the Retail A Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Retail A Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the Disinterested Trustees.

     The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

                                   DISTRIBUTOR

     PDI serves as Galaxy's distributor. PDI is a registered broker-dealer with principal offices located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961. Jane Haegele is the sole shareholder of PDI.


     Unless otherwise terminated, the Distribution Agreement between Galaxy and PDI remains in effect until December 1, 2000, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

                                    AUDITORS

     Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02110, serve as auditors for Galaxy. The financial highlights for the respective Funds included in their Prospectus and the financial statements for the Funds contained in Galaxy's Annual Reports to Shareholders with respect to the Funds (the "Annual Reports") and incorporated by reference into this Statement of Additional Information for the fiscal year ended October 31, 1999 have been audited by Ernst & Young LLP. For the respective fiscal years and periods prior to October 31, 1999, the financial highlights for the Funds included in the Prospectus and the financial statements for such years and periods contained in the Annual Reports were audited by PricewaterhouseCoopers LLP, Galaxy's former auditors.


                                     COUNSEL

     Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103, are counsel to Galaxy and will pass upon certain legal matters on its behalf. The law firm of Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624 serves as special Rhode Island Counsel to Galaxy and has reviewed this Statement of Additional Information and the Prospectus with respect to the Rhode Island Municipal Bond Fund concerning Rhode Island taxes and the description of special consideration relating to Rhode Island Municipal Securities.

                        PERFORMANCE AND YIELD INFORMATION

MONEY MARKET, U.S. TREASURY AND TAX-EXEMPT FUNDS

     The standardized annualized seven-day yields for the Money Market, U.S. Treasury and Tax-Exempt Funds are computed by: (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in a Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the value of the account in each Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Fund is computed by adding 1 to the unannualized base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


     In addition, the Tax-Exempt Fund may calculate a "tax equivalent yield." The tax equivalent yield is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax-exempt. Tax equivalent yields assume the payment of federal income taxes at a rate of 36%.


     The current yields for the Funds may be obtained by calling PFPC at 1-877-BUY-GALAXY (1-877-289-4252).

     The U.S. Treasury Fund may calculate a "state flow through yield," which shows the level of taxable yield needed to produce an after-tax yield equivalent to a particular state's tax-exempt yield achieved by the Fund. The state flow through yield refers to that portion of income that is derived from interest income on direct obligations of the U.S. Government, its agencies or instrumentalities and which qualifies for exemption from state taxes. The yield calculation assumes that 100% of the interest income is exempt from state personal income tax. A state flow through yield is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate.

SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME, HIGH QUALITY BOND, RHODE ISLAND MUNICIPAL BOND, ASSET ALLOCATION, GROWTH AND INCOME AND INTERNATIONAL EQUITY FUNDS

     Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

     The Funds' 30-day (or one month) standard yields are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                           YIELD = 2[(a-b)/cd +1 )to the power of 6 - 1]

Where:   a =   dividends and interest earned by a Fund during the period;

         b =   expenses accrued for the period (net of reimbursements);

         c = average daily number of shares outstanding during the period entitled to receive dividends; and

         d =   maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

     With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

     Each Fund may also advertise its "effective yield" which is calculated similarly but when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

     Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     The "tax-equivalent" yield of the Rhode Island Municipal Bond Fund is computed by (a) dividing the portion of the Fund's yield (calculated as above) that is exempt from both federal and state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax only by one minus a stated federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion if any, of the yield that is not exempt from federal income tax.

            Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:
                                                             1/n
                                            T = [(ERV/P) - 1]

           Where:  T =   average annual total return;

                 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                  P =    hypothetical initial payment of $1,000; and
                  n =    period covered by the computation, expressed in years.

     Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

         Aggregate Total Return =   [(ERV/P) - l]

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

TAX-EQUIVALENCY TABLE - RHODE ISLAND MUNICIPAL BOND FUND

     The Rhode Island Municipal Bond Fund may use tax-equivalency tables in advertising and sales literature. The interest earned by the Municipal Securities in the respective portfolios generally remains free from federal regular income tax, and from the regular personal income tax imposed by Rhode Island. Some portion of the Fund's income may, however, be subject to the federal alternative minimum tax and state and local regular or alternative minimum taxes. As the tables below indicate, "tax-free" investments may be attractive choices for investors, particularly in times of narrow spreads between "tax-free" and taxable yields.

     The charts below are for illustrative purposes only and use tax brackets that were in effect beginning January 1, 1999. These are not indicators of past or future performance of the Rhode Island Municipal Bond Fund.

     Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent for each chart. Moreover, the charts do not reflect the possible effect of all items relating to the effective marginal tax rate, such as alternative minimum tax, personal exemptions, tax credits, the phase-out of exemptions or credits, itemized deductions (including the federal deduction for state taxes paid) or the possible partial disallowance of deductions.

RHODE ISLAND: 2000

Equivalent yields: Tax-Exempt


                                       Combined      Rhode Island Tax-Equivalent Yields**
$Taxable Income      State    Federal  Effective     ---------------------------------------
Single*              Rate     Rate     Rate          3.00%    3.50%   4.00%     4.50%
--------------------------------------------------------------------------------------------
$0-26,250            3.90%    15.0%    18.32%        3.67%    4.29%   4.90%     5.51%
26,251-63,550        7.28%    28.0%    33.24%        4.49%    5.24%   5.99%     6.74%
63,551-132,600       8.06%    31.0%    36.56%        4.73%    5.52%   6.31%     7.09%
132,601-288,350      9.36%    36.0%    41.99%        5.17%    6.03%   6.90%     7.76%
Over 288,350         10.30%   39.6%    45.82%        5.54%    6.46%   7.38%     8.31%
--------------------------------------------------------------------------------------------

$Taxable Income     ----------------------------------------------------------------------------------
Single*             5.00%                5.50%    6.00%    6.50%         7.00%    7.50%   8.00%
------------------------------------------------------------------------------------------------------
$0-26,250           6.12%                6.73%    7.35%    7.96%         8.57%    9.18%   9.79%
26,251-63,550       7.49%                8.24%    8.99%    9.74%         10.49%   11.23%  11.98%
63,551-132,600      7.88%                8.67%    9.46%    10.25%        11.03%   11.82%  12.61%
132,601-288,350     8.62%                9.48%    10.34%   11.20%        12.07%   12.93%  13.79%
Over 288,350        9.23%                10.15%   11.07%   12.00%        12.92%   13.84%  14.77%
------------------------------------------------------------------------------------------------------



                                                        Rhode Island Tax-Equivalent
$Taxable Income*                                        Yields**
Married Filing       State    Federal  Combined         --------------------------------------
Jointly              Rate     Rate     Effective Rates  3.00%    3.50%   4.00%     4.50%
----------------------------------------------------------------------------------------------
$0-43,850            3.90%    15.0%    18.32%           3.67%    4.29%   4.90%     5.51%
43,851-105,950       7.28%    28.0%    33.24%           4.49%    5.24%   5.99%     6.74%
105,951-161,450      8.06%    31.0%    36.56%           4.73%    5.52%   6.31%     7.09%
161,451-288,350      9.36%    36.0%    41.99%           5.17%    6.03%   6.90%     7.76%
Over 288,350         10.30%   39.6%    45.82%           5.54%    6.46%   7.38%     8.31%
----------------------------------------------------------------------------------------------

$Taxable Income*
Married Filing
Jointly
                   --------------------------------------------------------------------------
                   5.00%          5.50%    6.00%    6.50%       7.00%    7.50%   8.00%
---------------------------------------------------------------------------------------------
$0-43,850          6.12%          6.73%    7.35%    7.96%       8.57%    9.18%   9.79%
43,851-105,950     7.49%          8.24%    8.99%    9.74%       10.49%   11.23%  11.98%
105,951-161,450    7.88%          8.67%    9.46%    10.25%      11.03%   11.82%  12.61%
161,451-288,350    8.62%          9.48%    10.34%   11.20%      12.07%   12.93%  13.79%
Over 288,350       9.23%          10.15%   11.07%   12.00%      12.92%   13.84%  14.77%
----------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Rhode Island tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Rhode Island taxable income may differ due to differences in exemptions, itemized deductions or other items.

** Each entry represents the taxable yield that is the equivalent to the specified Federal and Rhode Island tax-exempt yield for a Rhode Island tax payer in the specified income bracket.


     PERFORMANCE REPORTING

     From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. The performance of the Asset Allocation, Growth and Income and International Equity Funds may also be compared to data prepared by the S&P 500 Index, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. In addition, the performance of the International Equity Fund may be compared to the Morgan Stanley Capital International Index or the FT World Actuaries Index.

     Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature may also be used in comparing the performance of the Funds. The Money Market, U.S. Treasury and Tax-Exempt Funds may also be compared to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

     The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

     The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.


                                  MISCELLANEOUS

     As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

     Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

     A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.



     As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios (including shares of the Institutional Government Money Market Fund) were as follows: Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (99.71%); Tax-Exempt Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (99.83%); Government Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (98.18%); U.S. Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (94.67%); Institutional Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (90.51%); Luitpold Pharmaceuticals Inc., Kirk Sobecki, CFO, ATTN: Harold Noviello, One Luitpold Drive, Shirley, NY 11967 (6.28%); Equity Value Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (78.09%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (13.16%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (7.11%); Equity Growth Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (69.29%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (16.18%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (14.06%); Equity Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (13.69%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (32.37%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (52.62%); International Equity Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (43.05%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (37.80%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (13.94%); Growth & Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (76.51%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (19.76%); Asset Allocation Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (93.31%); Gales & Co., Fleet Investment Services, Mutual Funds Unit --NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (5.97%); Small Company Equity Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (63.45%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (26.75%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (7.32%); Small Cap Value Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (31.82%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001

(17.96%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (48.81%); Strategic Equity Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (97.52%); Intermediate Government Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (25.67%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (33.94%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (38.13%); High Quality Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (60.55%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (26.00%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (12.74%); Short-Term Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (46.26%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (20.25%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (31.27%); Tax-Exempt Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (37.18%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (26.37%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (32.39%); Connecticut Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (71.43%); Gales Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (23.98%) Massachusetts Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (44.64%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (45.38%); Bob & Co., c/o Bank of Boston, Attn: Mutual Fund Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (8.09%); Corporate Bond Fund - Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (42.58%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (33.79%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (15.43%); New York Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (7.24%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (67.05%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (12.44%); Bob & Co., c/o Bank of Boston, ATTN:
Mutual Fund Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (13.20%); New
Jersey Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (51.12%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (34.02%); Bob & Co., c/o Bank of Boston, ATTN: Mutual Fund Dept. 45-02-06, P.O. Box 1805, Boston, MA 02105-1809 (14.56%).

     As of February 9, 2000, the name address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail A Shares of each of Galaxy's investment portfolios (including shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) were as follows: U.S. Treasury Money Market Fund -- U. S. Clearing, A Division of Fleet Securities Inc., 26 Broadway, New York, NY 10004 (10.38%); Massachusetts Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (59.39%); Connecticut Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (50.11%); International Equity Fund -- Charles Schwab & Co., Inc., Special Custody Account, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 (5.98%); Tax-Exempt Bond Fund -- Danny Schulman, 9 Corn Mill Ct., Upper Saddle River, NJ 07458-1232 (8.20%); Connecticut Municipal Bond Fund -- Marle Luida Carcangiu, Juan Rosai Ulma CT, 36 Beach Ave., Milford, CT 06460 (5.77%); Massachusetts Municipal Bond Fund -- Al Lodice, 63 Winter St., Lexington, MA 02420-1209 (6.08%); Rhode Island Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (35.52%); James R. McCulloch, c/o Microfibre, P.O. Box 1208, Pawtucket, RI 02862-1208 (7.51%); Bob & Co., c/o Bank of Boston, Attn:
Mutual Fund Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (20.01%); New
York Municipal Bond Fund -- Marilyn J. Brantley, 5954 Van Allen Road, Belfast, NY 14711-8750 (10.85%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#978-61025-18, Lipco Action Electric J.V., Anthony Spina-President, 19-55 37th Street, Astoria, NY 11105-1118 (6.65%); New Jersey Municipal Bond Fund -- Serena W. Peng, 70 Chelsea, Watchung, NJ 07060-6424 (79.60%); William Minnaard, 50 Rock Road Unit A6, Hawthorne, NJ 07506-1570 (6.25%).


     As of February 9, 2000, the name, address, and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail B Shares of each of Galaxy's investment portfolios were as follows: Money Market Fund -- Ralph V. Luciano & Claire E. Luciano JTWROS, 8651 Ethans Glen Terrace, Jacksonville, FL 32256-9072 (5.20%); Steven R. Schwartz, 2393 Lake Elmo Ave. N, Lake Elmo, MN 55042-8407 (5.89%); Wylie O'Brien, 69 Edgewood Ave., Haverhill, MA 01832-2909 (5.36%); Strategic Equity Fund -- Betsey Tan, 7 Donovan's Lane, Natick, MA 01760-3615 (7.18%); Intermediate Government Income Fund -- Adriana Vita, 345 Park Ave., New York, NY 10154 (7.71%); Short-Term Bond Fund -- Chelsea Police Relief Assoc., John R. Phillips, Treas. & Michael McCona, Clerk, 180 Crescent Avenue, Chelsea, MA 02150-3017 (15.08%); Josua Colon Cust, Hazel Colon UGMA CT, 400 Lasalle Street, New Britan, CT 06051-1316 (8.41%); Elizabeth Mugar, 10 Chestnut St., Apt. 1808, Springfield, MA 01103-1709 (8.04%); Tax-Exempt Bond Fund -- David Fendler, Sylvia Fendler JTWROS, 72 Brinkerhoff Ave., Stamford, CT 06905-3203 (7.93%); Frances E. Stady, P.O. Box 433, 3176 Main St., Yorkshire, NY 14173-0433 (6.19%); U.S. Clearing Corp., FBO#978-02869-11, Carol Guy & Ali E.
Guy, 14 Thomas St., Scarsdale, NY 10583-1031 (5.20%).


     As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding Prime A Shares of each of Galaxy's investment portfolios were as follows: Equity Growth Fund -- U.S. Clearing, A Division of Fleet Securities, Inc., FBO#104-32732-16, Hilda Brandt, 3900 North Charles Street,

Baltimore, MD 21218-1724 (49.88%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#114-697238-17, Sara Mallow, 6415 NW 24th Street, Boca Raton, FL 33439-4320 (26.03%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#120-97689-18, Yook Y. Doo, 46-34 Robinson St., Flushing, NY 11355-3445
(8.66%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#021-90471-15, Mabel L. Bowman, 35634 Meyers Ct., Fremont, CA 94536-2540 (6.86%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#143-27206-11, Mary V. Mastroianni & Pasqual Mastroianni JT Ten, 1811 Randolph Road, Schenectady, NY 12308-2021 (5.33%); International Equity Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#125-98055-11, Albert F. Twanmo, 6508 81st Street, Cabin John, MD 20818-1203 (80.62%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#136-99157-13, Jon-Paul Dadaian, Roth IRA Account, 178 Clarken Drive, West Orange, NJ 07052-3441 (14.83%); Growth and Income Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#160-27022-17, Linda Shaw, Trustee for the Linda J. Shaw Trust, 920 Meadows Road, Geneva, IL 60134-3052 (35.29%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#113-27816-16, Pamela M. Fain, 68 Oak Ridge Drive, Bethany, CT 06524-3118 (28.59%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#175-97327-10, Margaret Ann Gillenwater, 2525 E. Prince Road #23, Tucson, AZ 85716-1146 (23.86%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-80060-19, Saint Clare School Endowment Fund, Attn: Fr. O'Shea, Andrew J. Houvouras &/or Bruce Blatman, 821 Prosperity Farms Road, No. Palm Beach, FL 33406-4299 (6.20%); Asset Allocation Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-97697-11, Ray Wayne Prince, 11010 Stephens Road, Berlin Heights, OH 44814-9673 (22.65%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#170-29789-15, Nicholas G. Roselli & Nicholas A. Roselli JT WROS, 315 Southampton Road, Westfield, MA 01085-1360 (7.45%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#175-97327-10, Margaret Ann Gillenwater, 2525 E. Prince Road #23, Tucson, AZ 85716-1146 (14.58%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#114-97238-17, Sara Mallow, IRA Account, 6415 NW 24th Street, Boca Raton, FL 33434-4320 (22.83%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-98586-13, Pamela Ann Radamaker, 1001 Trainway Blvd. NE, Albuquerque, NM 87112-6280 (13.12%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#194-97099-17, James Kenneth Winter, IRA Rollover Account, 28 South Fork Cove, Senatobia, MS 38668-6329 (5.26%); Small Cap Value Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#104-32732-16, Hilda Brandt, 3900 North Charles Street, Baltimore, MD 21218-1724 (28.64%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#150-98301-11, N. Clifford Nelson Jr., 58 Middlebury Road, Orchard Park, NY 14127-3581 (18.05%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-60254-19, Frederick W. Geissinger, 601 NW 2nd Street, Evansville, IN 47708-1013 (17.92%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-97564-14, Thomas X. McKenna, 170 Turtle Creek Drive, Tequesta, FL 33469-1547 (12.05%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-31296-18, Edward U. Roddy III, 109 Angler Avenue, Palm Beach, FL 33480-3101 (8.82%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#165-26664-29, Special Risk Underwriters, P.O. Box 54699, Phoenix, AZ 85078-4699 (5.66%); High Quality Bond Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-30971-12, Doris G. Schack, FBO-Doris G. Schack Living Trust, 9161 East Evans, Scottsdale, AZ 85260-7575 (71.89%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#013-02964-11, Jane L. Grayhurst, 770 Boylston St., Apt. 10-G, Boston, MA 02199-7709 (15.64%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#132-90090-11, Virginia Holmes, 303 Bella Vista Drive, Ithaca, NY 14850-5774 (12.21%)

     As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding Prime B Shares of each of Galaxy's investment portfolios were as follows: Equity Growth Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#111-98315-17, Thomas J. Bernfeld, 185 West End Avenue, Apt. 21D, New York, NY 10023-5548 (19.75%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-31108-13, Frank Catanho, Trustee of the Frank Catanho 1996 Trust dated 10/22/96, 24297 Mission Blvd., Hayward, CA 94544-1020 (12.76%); U.S.
Clearing, A Division of Fleet Securities Inc., FBO#183-97247-11, W.P. Fleming, 66500 E. 253rd, Grove, OK 74344-6163 (5.87%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#024-90318-16, Lynn C. Sherrie, IRA Rollover, P.O. Box 316, Wilson, NY 14172-0316 (12.39%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#221-00085-18, Walter M. Swiecicki & Cathleen Swiecicki JTWROS, 119 Old Beekman Road, Monmouth Junction, NJ 08852-3114 (10.69%); International Equity Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-59241-17, Church & Friary of St. Francis of Assisi, c/o Fr. Ronald P. Stark, OFM, 165 West 31st St., New York, NY 10001-3405 (80.25%); Growth and Income Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-97497-13, Martin Allen Sante, 8858 Moanalua Way, Diamondhead, MS 39525-3760 (28.95%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-31744-16, Irwin Luftig & Elaine Luftig, 6119 Bear Creek Ct., Lake Worth, FL 33467-6812 (19.09%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-29019-15, Walter W. Quan, 2617 Skyline Drive, Lorain, OH 44053-2243 (15.84%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#014-90365-19, Peter Burr Bickford, 65 A. Lazell Street, Hingham, MA 02043-4403 (7.92%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#108-000116-10, Michael Kennedy & Carleen Kennedy JTWROS, 12 Walton Avenue, Locust Valley, NY 11560-1227 (5.83%); U.S. Clearing Corp., FBO#148-28677-18, Linda M. Berke & Michael E. Berke JTTEN, 30941 Westwood Rd., Farmington Hills, MI 48331-1466 (16.24%); Asset Allocation Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#138-97818-14, Carol Y. Foster, 524 Marie Avenue, Blountstown, FL 32424-1218 (9.84%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-92974-11, Ann E. Herzog, 74 Tacoma Street, Staten Island, NY 10304-4222 (9.39%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-98559-16, Ann P. Sargent, 422 Los Encinos Avenue, San Jose, CA 95134-1336 (6.26%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-97970-19, Alicia E. Schober, 10139 Ridgeway Drive, Cupertino, CA 95014-2658 (6.07%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#194-14889-16, Paul R. Thornton & Karin Z. Thornton, JTTEN, 1207 Oak Glen Lane, Sugarland, TX 77479-6175 (5.58%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-29049-19, Randall Prince, Rt. 1, Box 865, Turtletown, TN 37391-9700 (5.93%); Small Cap Value Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-97574-19, Ray William Mominey, 1340 San Cristobal Villa, Punta Gorda, FL 33983-6618 (16.77%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#111-98315-17, Thomas J. Bernfield, 185 West End Avenue, Apt. 21D, New York, NY 10023-5548 (10.68%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#107-30623-15, Andrejs Zvejnieks, 2337 Christopher Walk, Atlanta, GA 30327-1110 (7.24%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#180-98472-11, Rufus O. Eddins, Jr., IRA Rollover, 360 Dominion Circle, Knoxville, TN 37922-2750 (5.63%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#221-97250-13, Michael A. Veschi, 106 Exmoor Court, Leesburg, VA 20176-2049 (5.41%); High Quality Bond Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#200-70099-19, Neil C. Feldman, 41

Windham Way, Englishtown, NJ 07726-8216 (27.85%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#119-97697-10, Ira Zornberg, 4219 Nautilus Avenue, Brooklyn, NY 11224-1019 (11.23%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#013-03576-19, Louise Brown & Sandra Fontaine JTTEN, 172 High Street, Woonsocket, RI 02895-4311 (5.00%); U.S. Clearing, A Division of Fleet Securities Inc., FBO# 147-24459-13, Jay Robert Klein, 26800 Amhearst Circle #209, Cleveland, OH 44122-7572 (11.06%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-93287-11, Marjorie Dion, 301 Raimond Street, Yephank, NY 11980-9725 (8.02%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-68909-11, Marjorie Dion, 301 Raimond Street, Yephank, NY 11980-9725 (10.57%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#157-98031-13, Patricia Fusco, 112 E. Chapel Avenue, Cherry Hill, NJ 08034-1204 (7.17%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#238-97175-19, Marie Gottfried, Rollover IRA Account, 10208 Andover Coach Circle H-2, Lake Worth, FL 33467-8158 (5.31%).


     As of February 9, 2000, the name, address and share ownership of the entities or persons that held beneficially more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios were as follows: Money Market Fund -- Stable Asset Fund, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (12.36%); Silverstream Software Inc., c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.13%); U.S. Treasury Money Market Fund -- Loring Walcott Client Sweep Account, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (21.63%); Equity Value Fund -- Fleet Savings Plus- Equity Value, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (25.00%); Equity Growth Fund -- Fleet Savings - Equity Growth, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (23.00%); Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (6.91%); International Equity Fund -- FFG International Equity Fund, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (12.24%); Fleet Savings Plus - Intl. Equity, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (10.45%); Intermediate Government Income Fund -- Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (6.45%); Strategic Equity Fund -- FFG Retirement & Pension VDG, c/o Fleet Financial Group, 159 East Main Street, Rochester, NY 14638 (93.85%); High Quality Bond Fund -- Fleet Savings Plus Plan
- HQ Bond, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (18.49%); Short-Term Bond Fund -- Witicox & Gibbs Retirement Plan, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.14%); Asset Allocation Fund -- Fleet Savings Plus - Asset Allocation, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (26.66%); Small Company Equity Fund -- Fleet Savings Plus - Small Company, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (32.64%); Tax-Exempt Bond Fund -- Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co./ Gales & Co., 159 East Main Street, Rochester, NY 14638 (35.99%); Corporate Bond Fund -- Cole Hersee Pension Plan, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (7.92%); Growth and Income Fund -- Fleet Savings Plus - Growth Income, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (43.28%); Crompton & Knowles IARP, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (9.55%); Small Cap Value Fund -- FFG Emp. Ret. Misc. Assets SNC, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (25.80%); Institutional

Government Fund -- Duncanson & Holt Inc., c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.42%); New Jersey Municipal Bond Fund -- Perillo Tours, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (22.20%); Royal Chambord IMA, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (11.10%); McKee Wendell A. Martial Trust, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (11.02%); Varco Inc. IMA, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.55%); Terry, Julia Lee Inv. Adv., c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.22%); Tieman Diane V IA, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.04%).


     As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding shares of Galaxy's Prime Reserves, Government Reserves, Tax-Exempt Reserves, Large Company Index, U.S. Treasury Index and Municipal Index Funds were as follows: Prime Reserves -- U.S. Clearing, 26 Broadway, New York, NY 10004 (100%); Government Reserves -- U.S. Clearing, 26 Broadway, New York, NY 10004 (100%); Tax-Exempt Reserves -- U.S. Clearing, 26 Broadway, New York, NY (100%); Large Company Index -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (37.42%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (5.17%); U.S. Treasury Index -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (8.29%); Gales & Co., Fleet Investment Services, Rochester, NY 14638-0001 (15.35%); Municipal Index -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (8.96%); Bob & Co., c/o Bank of Boston,
Attn: Mutual Funds Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (18.08%); U.S. Clearing Corp., FBO#979-11223-11, Steven Starker, 7 Flagler Drive, Rye, NY 10580-1951 (5.18%).


     As of February 9, 2000, the following Galaxy investment portfolios had no single person or entity own beneficially more than 5% of the portfolios' outstanding Trust Shares: Equity Income Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund, Rhode Island Municipal Bond Fund, Massachusetts Municipal Money Market Fund, Connecticut Municipal Money Market Fund, Government Money Fund and the Tax-Exempt Money Market Fund.


                              FINANCIAL STATEMENTS


     Galaxy's Annual Reports to Shareholders with respect to the Funds for the fiscal year ended October 31, 1999 has been filed with the SEC. The financial statements contained in such Annual Reports are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal year ended October 31, 1999 have been audited by Galaxy's independent auditors, Ernst & Young LLP, whose report thereon also appears in such Annual Reports and is incorporated herein by reference. The financial statements in such Annual Reports have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The report of PricewaterhouseCoopers LLP dated December 23, 1998 on the Funds' financial statements included in the Funds' Annual Reports to the Shareholders for the fiscal year ended October 31, 1998, is also incorporated herein by reference.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current opinion of credit worthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.


     The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

     "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


     Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.


     Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

     "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

     Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

     "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

     "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

     "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

     To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

     The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC", and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

     A Standard and Poor's note rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

     Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

     As stated above, the Short-Term Bond, Intermediate Government Income, High Quality Bond, Rhode Island Municipal Bond and Growth and Income Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.    INTEREST RATE FUTURES CONTRACTS

     USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of
98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

     Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  MUNICIPAL BOND INDEX FUTURES CONTRACTS

     A municipal bond index assigns relative values to the bonds included in the index and the index fluctuates with changes in the market values of the bonds so included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     The Rhode Island Municipal Bond Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     Closing out a futures contract sale prior to the settlement date may be effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the index involved and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

EXAMPLE OF A MUNICIPAL BOND INDEX FUTURES CONTRACT

     Consider a portfolio manager holding $1 million par value of each of the following municipal bonds on February 2 in a particular year.


                                                                                                 Current Price
                                                                                                 (points and
                                                                                Maturity        thirty-seconds
Issue                            Coupon                  Issue Date                Date           of a point)
--------------------------       ----------------------------------             ------------------------------
Ohio HFA                         9 3/8                    5/05/83                5/1/13           94-2
NYS Power                        9 3/4                    5/24/83                1/1/17           102-0
San Diego, CA IDR                10                       6/07/83                6/1/18           100-14
Muscatine, IA Elec               10 5/8                   8/24/83                1/1/08           103-16
Mass Health & Ed                 10                       9/23/83                7/1/16           100-12

         The current value of the portfolio is $5,003,750.

     To hedge against a decline in the value of the portfolio, resulting from a rise in interest rates, the portfolio manager can use the municipal bond index futures contract. The current value of the Municipal Bond Index is 86-09. Suppose the portfolio manager takes a position in the futures market opposite to his or her cash market position by selling 50 municipal bond index futures contracts (each contract represents $100,000 in principal value) at this price.

         On March 23, the bonds in the portfolio have the following values:

                           Ohio HFA                  81-28
                           NYS Power                 98-26
                           San Diego, CA IDB         98-11
                           Muscatine, IA Elec        99-24
                           Mass Health & Ed          97-18

     The bond prices have fallen, and the portfolio has sustained a loss of $130,312. This would have been the loss incurred without hedging. However, the Municipal Bond Index also has fallen, and its value stands at 83-27. Suppose now the portfolio manager closes out his or her futures position by buying back 50 municipal bond index futures contracts at this price.

     The following table provides a summary of transactions and the results of the hedge.

                                            Cash Market                      Futures Market
                                            -----------                      --------------
         February 2                         $5,003,750 long posi-            Sell 50 Municipal Bond
                                            tion in municipal                futures contracts at
                                            bonds                            86-09

         March 23                           $4,873,438 long posi-            Buy 50 Municipal Bond
                                            tion in municipal                futures contracts at
                                            Bonds                            83-27
                                            --------------------             ----------------------
                                            $130,312 Loss                    $121,875 Gain

     While the gain in the futures market did not entirely offset the loss in the cash market, the $8,437 loss is significantly lower than the loss which would have been incurred without hedging.

     The numbers reflected in this appendix do not take into account the effect of brokerage fees or taxes.

III. MARGIN PAYMENTS

     Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                                 THE GALAXY FUND

                                    FORM N-1A

PART C. OTHER INFORMATION

Item 23.  Exhibits

              (a)    (1)    Declaration of Trust dated March 31, 1986.(4)

                     (2) Amendment No. 1 to the Declaration of Trust dated as of April 26, 1988.(4)

                     (3) Certificate pertaining to Classification of Shares pertaining to Class A and Class B shares.(4)

                     (4) Certificate of Classification of Shares pertaining to Class C, Class D and Class E shares.(4)

                     (5) Certificate of Classification of Shares pertaining to Class C - Special Series 1 and Class D - Special Series 1 shares.(4)

                     (6) Certificate of Classification of Shares pertaining to Class F shares; Class G - Series 1 shares; Class G - Series 2 shares; Class H - Series 1 shares; Class H - Series 2 shares; Class I - Series 1 shares; Class I - Series 2 shares; Class J - Series 1 shares; and Class J - Series 2 shares.(4)

                     (7) Certificate of Classification of Shares pertaining to Class K - Series 1 shares; Class K - Series 2 shares; Class L - Series 1 shares; Class L - Series 2 shares; Class M - Series 1 shares; Class M - Series 2 shares; Class N - Series 1 shares; Class
                            N - Series 2 shares; Class O - Series 1 shares; and Class O - Series 2 shares.(4)

                     (8) Certificate of Classification of Shares pertaining to Class P - Series 1 shares; Class P - Series 2 shares; Class Q - Series 1 shares; Class Q - Series 2 shares; Class R - Series 1 shares; Class R - Series 2 shares; and Class S shares.(4)

                     (9) Certificate of Classification of Shares pertaining to Class T - Series 1 shares and Class T - Series 2 shares.(4)

                     (10) Certificate of Classification of Shares pertaining to Class U - Series 1 shares and Class U - Series 2 shares; Class V shares; Class W shares; and Class X
                            - Series 1 shares and Class X - Series 2 shares.(8)

                     (11) Certificate of Classification of Shares pertaining to Class C - Special Series 2 shares; Class H - Series 3 shares; Class J - Series 3 shares;
                            Class K - Series 3 shares; Class L - Series 3 shares; Class M - Series 3 shares; Class N - Series 3 shares; and Class U - Series 3 shares.(8)

                     (l2) Certificate of Classification of Shares pertaining to Class A - Special Series 2 shares.(8)

                     (13) Certificate of Classification of Shares pertaining to Class Y - Series 1 shares and Class Y - Series 2 shares; Class Z - Series 1 shares, Class Z -
                            Series 2 shares and Class Z - Series 3 shares; and Class AA - Series 1 shares, Class AA - Series 2 shares and Class AA - Series 3 shares.(8)

                     (14) Certificate of Classification of Shares pertaining to Class BB, Class CC and Class DD shares.(8)

                     (15) Certificate of Classification of Shares pertaining to Class D - Special Series 2 shares; Class G - Series 3 shares; Class I - Series 3 shares; and Class X - Series 3 shares.(8)

                     (16) Certificate of Classification of Shares pertaining to Class C - Special Series 3 shares; Class C - Special Series 4 shares; Class D - Special Series 3 shares; Class D - Special Series 4 shares; Class G - Series 4 shares; Class G - Series 5 shares;
                            Class H - Series 4 shares; Class H - Series 5 shares; Class I - Series 4 shares; Class I -
                            Series 5 shares; Class J - Series 4 shares; Class J
                            - Series 5 shares; Class K - Series 4 shares;
                            Class K - Series 5 shares; Class L - Series 4 shares; Class L - Series 5 shares; Class M -
                            Series 4 shares; Class M - Series 5 shares; Class N
                            - Series 4 shares; Class N - Series 5 shares;
                            Class U - Series 4 shares; Class U - Series 5 shares; Class X - Series 4 shares; Class X -
                            Series 5 shares; Class AA - Series 4 shares; and Class AA - Series 5 shares.(8)

                     (17) Certificate of Classification of Shares pertaining to Class EE - Series shares and Class EE - Series 2 shares; Class V - Special Series 1 shares; and Class W - Special Series 1 shares.(11)

                     (18) Certificate of Classification of Shares pertaining to Class A - Special Series 3 shares; Class F - Special Series 2 shares; Class E - Special Series 2 shares; Class L - Series 6 shares; Class D - Special Series 5 shares; Class J - Series 6 shares; Class R
                            - Series 3 shares; Class N - Series 6 shares; Class U - Series 6 shares; Class H - Series 6 shares; and Class G - Series 6 shares.(12)

                     (19) Certificate of Classification of Shares pertaining to Class FF shares; Class GG shares; Class HH - Series 1 shares and Class HH - Series 2 shares; Class II shares; Class JJ - Series 1 shares, Class JJ - Series 2 shares and Class JJ - Series 3 shares; Class KK - Series 1 shares, Class KK - Series 2 shares and Class KK - Series 3 shares; Class LL - Series 1 shares, Class LL - Series 2 shares and Class LL - Series 3 shares; and Class MM - Series 1 shares, Class MM - Series 2 shares and Class MM - Series 3 shares.(14)

                     (20) Form of Certificate of Classification of Shares pertaining to Class MM - Series 4 shares.(14)

              (b)           Code of Regulations.(4)

              (c) Article V, Section 5.1, and Article VIII, Section 8.1, of Registrant's Declaration of Trust incorporated herein by reference as Exhibit (a)(1), and Amendment No. 1 to Registrant's Declaration of Trust incorporated herein by reference as Exhibit
                            (a)(2).

              (d)    (1)    Advisory Agreement between the Registrant and Fleet
                            Investment Advisors Inc. with respect to the Money
                            Market, Government, U.S. Treasury, Tax-Exempt,
                            Institutional Government Money Market (formerly
                            Institutional Treasury Money Market), Short-Term
                            Bond, Intermediate Government Income (formerly
                            Intermediate Bond), Corporate Bond, High Quality
                            Bond, Tax-Exempt Bond, New York Municipal Bond,
                            Connecticut Municipal Bond, Massachusetts Municipal
                            Bond, Rhode Island Municipal Bond, Equity Value,
                            Equity Growth, Equity Income, International Equity,
                            Small Company Equity and Asset Allocation Funds dated as of May 19, 1994.(2)

                     (2) Addendum No. 1 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money

                            Market, Growth and Income and Small Cap Value Funds dated as of December 1, 1995.(1)

                     (3) Addendum No. 2 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the New Jersey Municipal Bond Fund, MidCap Equity Fund and Strategic Equity Fund dated as of March 3, 1998.(5)

                     (4) Addendum No. 3 to Advisory Agreement dated September 18, 1998 between the Registrant and Fleet Investment Advisors Inc. with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves.(8)

                     (5) Form of Addendum No. 4 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the New York Municipal Money Market Fund.(11)

                     (6) Form of Addendum No. 5 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(14)

                     (7) Sub-Advisory Agreement between Fleet Investment Advisors Inc. and Oechsle International Advisors, LLC with respect to the International Equity Fund dated as of October 8, 1998.(8)

              (e)    (1)    Distribution Agreement between the Registrant and
                            Provident Distributors, Inc. dated as of December 1,
                            1999.(12)

                     (2) Form of Amendment No. 1 to Distribution Agreement between the Registrant and Provident Distributors, Inc. with respect to the New York Municipal Money Market Fund.(11)

                     (3) Form of Amendment No. 2 to Distribution Agreement between the Registrant and Provident Distributors, Inc. with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(14)

              (f) The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan and Related Agreement effective as of January 1, 1997.(2)

              (g)    (1)    Global Custody Agreement between the Registrant and
                            The Chase Manhattan Bank dated as of November 1,
                            1991.(4)

                     (2) Form of Amendment to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the New Jersey Municipal Bond, MidCap Equity and Strategic Equity Funds.(3)

                     (3) Form of Amendment to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves.(5)

                     (4) Form of Amendment to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the New York Municipal Money Market Fund.(11)

                     (5) Form of Amendment to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(14)

                     (6) Amendment dated December 2, 1998 to Global Custody Agreement between the Registrant and The Chase Manhattan Bank.(9)

                     (7) Consent to Assignment of Global Custody Agreement between the Registrant, The Chase Manhattan Bank, N.A. and 440 Financial Group of Worcester, Inc. to The Shareholder Services Group, Inc. d/b/a 440 Financial dated March 31, 1995.(11)

              (h)    (1)    Administration Agreement between the Registrant and
                            PFPC Inc. (formerly known as First Data Investor
                            Services Group, Inc.) dated as of June 1, 1997.(3)

                     (2) Amendment No. 1 dated March 3, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New Jersey Municipal Bond Fund, MidCap Equity Fund and Strategic Equity Fund.(5)

                     (3) Amendment No. 2 dated as of March 5, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(6)

                     (4) Amendment No. 3 dated as of September 18, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves Fund.(8)

                     (5) Amendment No. 4 dated as of September 10, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(9)

                     (6) Amendment No. 5 dated as of December 1, 1999 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(12)

                     (7) Form of Amendment No. 6 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New York Municipal Money Market Fund.(11)

                     (8) Form of Amendment No. 7 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(14)

                     (9) Transfer Agency and Services Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) dated as of June 1, 1997.(3)

                     (10) Amendment No. 1 dated March 3, 1998 to Transfer Agency and Services Agreement between the Registrant and PFPC Inc.

                            (formerly known as First Data Investor Services Group, Inc.) with respect to the New Jersey Municipal Bond Fund, MidCap Equity Fund and Strategic Equity Fund.(5)

                     (11) Amendment No. 2 dated as of March 5, 1998 to Transfer Agency and Services Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(6)

                     (12) Amendment No. 3 dated as of September 18, 1998 to Transfer Agency and Services Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves Fund.(8)

                     (13) Amendment No. 4 dated as of September 10, 1998 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(9)

                     (14) Amendment No. 5 dated as of September 9, 1999 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(12)

                     (15) Amendment No. 6 dated as of December 2, 1999 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(12)

                     (16) Form of Amendment No. 7 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New York Municipal Money Market Fund.(11)

                     (17) Form of Amendment No. 8 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc). with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(14)

                     (18) Shareholder Services Plan for Trust Shares and Retail A Shares and Related Forms of Servicing Agreements.(14)

                     (19) Shareholder Services Plan for BKB Shares and Related Forms of Servicing Agreements.(14)

                     (20) Credit Agreement dated as of December 29, 1999 among the Registrant, The Galaxy VIP Fund, Galaxy Fund II, Various Banks, Deutsche Bank Securities Inc. and Deutsche Bank AG, New York Branch.(14)

                     (21) Form of Agreement and Plan of Reorganization between The Galaxy Fund and Boston 1784 Funds.(13)

              (i)    (1)    Opinion and consent of counsel dated September 28,
                            1999.(10)

                     (2) Opinion and consent of counsel dated December 3, 1999.(11)

                     (3) Opinion and consent of counsel dated February 28, 2000.(15)

              (j)    (1)    Consent of Drinker Biddle & Reath LLP.(15)

                     (2)    Consent of Ropes & Gray.(15)

                     (3)    Consent of PricewaterhouseCoopers LLP.(15)

                     (4)    Consent of Ernst & Young LLP.(15)

              (k)           None.

              (l)    (1)    Purchase Agreement between the Registrant and
                            Shearson Lehman Brothers Inc. dated
                            July 24, 1986.(4)

                     (2) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. dated October 11, 1990 with respect to the Treasury, Equity Growth, Equity Income, International Equity and High Quality Bond Funds.(4)

                     (3) Purchase Agreement between the Registrant and SMA Equities, Inc. dated December 30, 1991 with respect to the Small Company Equity Fund, Short-Term Bond Fund, Tax-Exempt Bond Fund, Asset Allocation Fund, and New York Municipal Bond Fund.(4)

                     (4) Purchase Agreement between the Registrant and Allmerica Investments, Inc. dated February 22, 1993 with respect to the Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island Municipal Bond and Institutional Government Money Market (formerly Institutional Treasury Money Market) Funds.(4)

                     (5) Purchase Agreement between the Registrant and 440 Financial Distributors, Inc. dated May 19, 1994 with respect to the Corporate Bond Fund.(4)

                     (6) Purchase Agreement between the Registrant and First Data Distributors, Inc. dated February 28, 1996 with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money Market Money, Growth and Income and Small Cap Value Funds.(4)

                     (7) Purchase Agreement between the Registrant and First Data Distributors, Inc. with respect to the New Jersey Municipal Bond Fund.(5)

                     (8) Form of Purchase Agreement between the Registrant and First Data Distributors, Inc. with respect to the MidCap Equity Fund.(3)

                     (9) Purchase Agreement between the Registrant and First Data Distributors, Inc. with respect to the Strategic Equity Fund.(5)

                     (10) Purchase Agreement between the Registrant and First Data Distributors, Inc. dated September 18, 1998 with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves.(9)

                     (11) Form of Purchase Agreement between the Registrant and Provident Distributors, Inc. with respect to the New York Municipal Money Market Fund.(14)

                     (12) Form of Purchase Agreement between the Registrant and Provident Distributors, Inc. with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida

                            Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(14)

              (m)    (1)    Distribution and Services Plan for Retail B Shares
                            and Related Form of Servicing Agreement.(14)

                     (2) Distribution and Services Plan and Related Form of Servicing Agreement with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves.(5)

                     (3)    Distribution Plan for A Prime Shares.(6)

                     (4) Distribution and Services Plan for B Prime Shares and Related Form of Servicing Agreement.(6)

                     (5) Distribution and Services Plan and Related Form of Servicing Agreement with respect to Prime Shares of the New York Municipal Money Market Fund, Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund.(11)

              (n)           None.

              (o) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System.(14)



---------------------

(1) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-4806 and 811-4636) as filed with the Commission on March 4, 1996.

(2) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 30, 1996.

(3) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 15, 1997.

(4) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 27, 1998.

(5) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on June 30, 1998.

(6) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on September 11, 1998.

(7) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on October 6, 1998.

(8) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 30, 1998.

(9) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 26, 1999.

(10) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on September 28, 1999.

(11) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 3, 1999.

(12) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 29, 1999.

(13) Filed electronically as Appendix II to the Combined Prospectus/Proxy Statement and incorporated herein by reference to the Registrant's Registration Statement on Form N-14 as filed with the Commission on February 7, 2000.

(14) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 23, 2000.

(15)   Filed herewith.

Item 24.      Persons Controlled By or Under Common Control with
              Registrant

              Registrant is controlled by its Board of Trustees.

Item 25.      Indemnification

       Indemnification of the Registrant's principal underwriter, custodian and transfer agent against certain losses is provided for, respectively, in Section
1.19 of the Distribution Agreement incorporated herein by reference as Exhibit
(e)(1), in Section 12 of the Global Custody Agreement incorporated herein by reference as Exhibit (g)(1) and in Article 10 of the Transfer Agency and Services Agreement incorporated herein by reference as Exhibit (h)(9). The Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant's Declaration of Trust dated March 31, 1986, incorporated herein by reference as Exhibit (a)(1), provides as follows:

       9.3 INDEMNIFICATION OF TRUSTEES, REPRESENTATIVES AND EMPLOYEES. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, PROVIDED that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

              The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

              Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. (a)  Business and Other Connections of Investment Adviser

              Fleet Investment Advisors Inc. ("Fleet") is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

              The list required by this Item 26 of officers and directors of Fleet, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Fleet pursuant to the Advisers Act (SEC File No. 801-20312).

       (b)    Business and Other Connections of Sub-Adviser

              Oechsle International Advisors, LLC. ("Oechsle") is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

              The list required by this Item 26 of the officers of Oechsle, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Oechsle pursuant to the Advisers Act (SEC File No. 801-28111).

Item 27. Principal Underwriter

       (a) In addition to The Galaxy Fund, Provident Distributors, Inc. (the "Distributor") currently acts as distributor for The Galaxy VIP Fund, Galaxy Fund II, International Dollar Reserve Fund I, Ltd., Provident Institutional Funds Trust, Columbia Common Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Special Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Balanced Fund, Inc., Columbia Daily Income Company, Columbia U.S. Government Securities Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia National Municipal Bond Fund, Inc., GAMNA Series Funds, Inc., WT Investment Trust, Kalmar Pooled Investment Trust, The RBB Fund, Inc., Robertson Stephens Investment Trust, HT Insight Funds Trust, Hilliard-Lyons Government Fund, Inc., Hilliard-Lyons Growth Fund, Inc., Hilliard-Lyons Research Trust, The BlackRock Funds, Inc. (distributed by BlackRock Distributors, Inc., a wholly-owned subsidiary of Provident Distributors, Inc.), Northern Funds Trust (distributed by Northern Funds Distributors, LLC, a wholly-owned subsidiary of Provident Distributors, Inc.), The OffitBank Investment Fund, Inc. (distributed by Offit Funds Distributor, Inc., a wholly-owned subsidiary of Provident Distributors, Inc.), The OffitBank Variable Insurance Fund, Inc. (distributed by Offit Funds Distributor, Inc., a wholly-owned subsidiary of Provident Distributors, Inc.).

       (b) The information required by this Item 27 (b) with respect to each director, officer, or partner of the Distributor is incorporated by reference to Schedule A of Form BD filed by the Distributor with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended (File No. 8-46564).

       (c) The Distributor receives no compensation from the Registrant for distribution of its shares other than payments for distribution assistance pursuant to Registrant's Distribution and Services Plan for Retail B Shares, Distribution and Services Plan for the Prime Reserves, Government Reserves and Tax-Exempt Reserves, Distribution Plan for A Prime Shares and Distribution and Services Plan for B Prime Shares.

Item 28.      Location of Accounts and Records

              (1) Fleet Investment Advisors Inc., 75 State Street, Boston, Massachusetts 02109 (records relating to its functions as investment adviser to all of the Registrant's Funds).

              (2) Oechsle International Advisors, LLC, One International Place, Boston, Massachusetts 02210 (records relating to its functions as sub-investment adviser to the International Equity Fund).

              (3) Provident Distributors Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961 (records relating to its functions as distributor).

              (4) PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), 53 State Street, Mail Stop BOS 425, Boston, MA 02109 (records relating to its functions as administrator).

              (5) PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), 4400 Computer Drive, Westborough, MA 01581-5108 (records relating to its functions as transfer agent).

              (6) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103 (Registrant's Declaration of Trust, Code of Regulations and Minute Books).

              (7) The Chase Manhattan Bank, 1211 Avenue of the Americas, New York, New York 10036 (records relating to its functions as custodian).

Item 29. Management Services

              Inapplicable.

Item 30. Undertakings

              Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest available Annual Reports to Shareholders which includes Management's Discussion of the Registrant's performance, upon request and without charge.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant hereby certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 44 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Bonita Springs, Florida, on the 28th day of February, 2000.

                                     THE GALAXY FUND
                                     Registrant


                                     /s/ John T. O'Neill
                                     -------------------
                                     President
                                     John T. O'Neill

              Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 44 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                           Date
---------                          -----                           ----

/s/ John T. O'Neill                Trustee, President          February 28, 2000
-------------------------          and Treasurer
John T. O'Neill

*/s/ Dwight E. Vicks, Jr.          Chairman of the Board       February 28, 2000
-------------------------          of Trustees
Dwight E. Vicks, Jr.

*/s/ Donald B. Miller              Trustee                     February 28, 2000
-------------------------
Donald B. Miller

*/s/ Louis DeThomasis              Trustee                     February 28, 2000
-------------------------
Louis DeThomasis

*/s/ Bradford S. Wellman           Trustee                     February 28, 2000
-------------------------
Bradford S. Wellman

*/s/ James M. Seed                 Trustee                     February 28, 2000
-------------------------
James M. Seed

*By: /s/ John T. O'Neill
     --------------------
     John T. O'Neill
     Attorney-In-Fact

                                 THE GALAXY FUND

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  December 4, 1996                  /s/Dwight E. Vicks, Jr.
                                          --------------------------
                                             Dwight E. Vicks, Jr.

                                 THE GALAXY FUND

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  December 5, 1996                    /s/Donald B. Miller
                                            ---------------------
                                               Donald B. Miller

                                 THE GALAXY FUND

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  December 5, 1996                       /s/Brother Louis DeThomasis
                                               ---------------------------
                                                  Brother Louis DeThomasis

                                 THE GALAXY FUND

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  December 5, 1996                         /s/Bradford S. Wellman
                                                 ----------------------
                                                    Bradford S. Wellman

                                 THE GALAXY FUND

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  December 5, 1996                             /s/James M. Seed
                                                     --------------------
                                                        James M. Seed

                                  EXHIBIT INDEX


EXHIBIT NO.                                     DESCRIPTION

(i)(4)                             Opinion and consent of counsel.
(j)(1)                             Consent of Drinker Biddle & Reath LLP.
(j)(2)                             Consent of Ropes & Gray.
(j)(3)                             Consent of PricewaterhouseCoopers LLP.
(j)(4)                             Consent of Ernst & Young LLP.